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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5108

Strong Short-Term Bond Fund, Inc., on behalf

of the Strong Short-Term Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.	Reports to Stockholders

ANNUAL REPORT    |    October 31, 2003

Strong

Income

Funds

Strong Corporate Bond Fund

Strong High-Yield Bond Fund

Strong Short-Term Bond Fund

Strong Government Securities Fund

Strong Short-Term High Yield Bond Fund

Strong Corporate Income Fund

Strong Short-Term Income Fund

ANNUAL REPORT    |    October 31, 2003

Strong

Income

Funds

A Few Words From Jay Mueller, Director of Fixed Income Investing

In the autumn of 1981, long-term U.S. Treasury bonds offered yields in excess of 15%. To put that 15% in perspective, consider that the U.S. stock market has generated an annual rate of return of about 10% over the last three-quarters of a century. Government bonds have historically returned closer to 5%. And bear in mind that an investment which earns a consistent 15% compounded annual return doubles in value in five years. Conclusion: Treasuries were very cheap in 1981.

Or were they? Inflation, as measured by the Consumer Price Index (CPI), hit a whopping 14.8% in early 1980, and remained in the double digits for most of the next year and a half. Remember also that investors pay taxes on nominal (not inflation-adjusted) interest earned, and that they faced a top marginal income tax rate of 70% (which would drop to a mere 50% following the phase-in of the Reagan tax cut signed in August of 1981). Taking into account taxes and inflation, bond investors faced the prospect of losing money with those 15% rates!

It was a different world then. Potential home-buyers had to contend with 18% mortgage rates. Baa-rated corporate bonds sported yields in excess of 17%. The Prime Loan Rate hit 21.5%. But change was in the air. Led by Federal Reserve Board Chairman Paul Volker, a restrictive monetary policy put the brakes on the wage-price spiral. Lower marginal tax rates made investing in bonds more attractive. In consequence, interest rates began a long, steady decline.

Throughout the two-decade retreat of inflation, Volker, his successor Alan Greenspan, and the other members of the Federal Reserve Board labored mightily to prevent a resurgence of the disease. While tasked by law to promote both strong economic growth and low inflation, the central bank was primarily concerned with the latter assignment. Fed policy was characterized by a desire for “opportunistic disinflation” — keeping price acceleration under control during cyclical upswings, and pushing inflation down to successive new lows during periods of economic weakness.

One such cyclical slump began in early 2001. Inflation was running at a 3.7% year-over-year pace in January of that year. The Federal Reserve, having engineered a tightening of monetary policy during the final days of the stock market bubble, reversed course on January 3, cutting its overnight rate target by 0.50% to 6.00% at an unscheduled meeting. This proved to be the initial volley in a rearguard action to prevent the bursting of the bubble from dragging down the economy into a Japan-style protracted recession. By August of 2001, the federal funds target rate was down to 3.5%. The terrorist attacks of September 11 added urgency to the Fed’s mission, and four more rate cuts were made in quick succession. By the end of 2001, short-term rates stood at 1.5%.

Weighed down by the accumulated excesses of the boom years, the economy staged only a modest recovery over the course of 2002. A 5% pace of expansion in the first quarter raised hopes that were dashed by the second quarter’s dismal 1.3% growth rate. A decent third quarter was offset by a disappointing fourth quarter.

The opening months of 2003 were tense. War loomed in Iraq. The government of North Korea made bellicose pronouncements that forced a wary world to guess at the isolated regime’s capabilities and intentions. There was a massive strike in Venezuela, one of the world’s largest oil producers, and civil unrest in Nigeria, another major

(Continued on next page)

exporter of crude oil. Higher energy prices, geopolitical tension, and bad weather conspired to produce yet another anemic quarter of growth. There was speculation that traditional monetary policy tools were ineffective in a post-bubble economic environment. Discussion of unconventional options moved from academic and professional journals to the mainstream. Then Operation Iraqi Freedom began, and for a few weeks, financial markets were held captive to every advance and every setback in the Middle East.

When it became clear that neither the direst fears nor the highest hopes would be immediately borne out in the Middle East, capital markets were obliged to return to consideration of evolving economic conditions. In April, core inflation (CPI, excluding food and energy prices) fell to a multi-decade low of 1.5% on a year-over-year basis. Business conditions were still soft.

At the May meeting of the Federal Reserve’s Open Market Committee (FOMC), there was a meaningful shift in the language of Fed policy. Prior statements had generally contained a judgment as to the relative risks of too much inflation versus not enough growth. While not necessarily endorsing the idea that there is an implicit trade-off between the two, the Fed’s wording suggested that it could only address one at a time, with the more grave of the two threats taking precedence. But in May, the inflation-growth dialectic was overturned. The statement issued at the meeting’s close contained the following key paragraph:

“Although the timing and extent of that improvement remain uncertain, the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level. The Committee believes that, taken together, the balance of risks to achieving its goals is weighted toward weakness over the foreseeable future.”

Here was something new for markets to digest. The Fed was publicly worrying about not enough inflation! More properly, the central bankers were voicing the fear that inflation might slip below zero into the realm of deflation.

For most of the major industrialized nations of the world, the primary monetary phenomenon of the post-WWII era has been inflation. Deflation — a steady drop in the general price level — has seldom been seen since the time of the Great Depression. The May FOMC statement led many to believe that a sharp easing of monetary policy was in store, and that unconventional — even radical — steps might be taken to avert such a calamity.

Policy-makers might have been disturbed by the prospect of deflation, but bond investors seemed to revel in the possibility. For just as inflation erodes the real value of fixed-rate bond coupon payments, so deflation increases their real value. Consider: If the price of everything you buy falls in price by 5%, every dollar you earn is worth about 5% more in purchasing power. This is as true of interest payments as it is wages. Those interest payments are more valuable than they would be in a rising price environment. This deflation dynamic and the Fed policy actions, which investors believed would be employed to counter it, pushed interest rates to a generational low in June.

At the June 25 meeting of the FOMC, however, the monetary authorities disappointed the deflation-believers by delivering only a modest (and commonplace) 0.25% cut in overnight rate targets. As well, the much-discussed “unconventional policy” thesis was rudely dismissed. Interest rates began a long march higher.

The upward trend in yields was reinforced when economic data began to reveal gathering strength in the economy. A stronger-than-expected GDP report for the second quarter showed that there was indeed a “post-Iraq bounce.” The major tax-rate cuts went into effect in July, and a wave of mortgage refinancing added momentum to an improving outlook. Third-quarter GDP figures showed an astonishing 8.2% rate of economic expansion. And the job market — typically one of the last aspects of a recovery to show improvement — finally gained traction too. From a peak of 6.4% in June, unemployment fell to 6% in October. At long last there was solid evidence of sustainable recovery.

While strong economic figures changed perceptions of monetary policy and shoved Treasury bond yields higher, they also suggested that the improvement in credit markets that began in late 2002 was justified. Corporate bond yields rose less than comparable Treasury yields in reflection of improved credit fundamentals; a robust business climate makes it easier for corporations to service their debt obligations. (To understand why this was so, remember that more creditworthy borrowers pay lower interest rates than risky ones. As a consumer, the higher your credit score, the more likely you are to qualify for lower-cost borrowing. The same is true of businesses.)

To put the last 12 months in a nutshell, economic growth — after several false starts — finally shifted into high gear. Core inflation made new secular lows. The Federal Reserve maintained a highly accommodative stance. And corporate credit quality improved.

Looking ahead, I expect economic growth to remain firm (though a repeat of the third-quarter blowout is highly unlikely) and inflation to stay subdued. In such an environment, the Federal Reserve should have the latitude to be patient, making good on its pledge to keep monetary policy accommodative for a “considerable period.” I believe short-term rates will eventually rise, of course. A 1% overnight rate is hardly an equilibrium level in a robust economic expansion. It is less clear that intermediate- and long-term rates need rise very much. If inflation stays in the neighborhood of 1%, a case can be made that the present 4%-4.5% range in yield for the ten-year Treasury bond is fair. Accordingly, I’m optimistic the bond market will present opportunities to earn competitive returns.

Thank you for your investment in the Strong Funds. We look forward to serving you in the year ahead.

Jay Mueller

Strong Corporate Bond Fund

Your Fund’s Approach

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds issued by U.S. companies. Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade debt obligations. To increase the income it pays out, it may also invest up to 25% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds) with positive or improving credit fundamentals. The Fund’s average effective maturity will normally be between 7 and 12 years. The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 12-12-85 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Credit BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the Lehman Brothers U.S. Credit BAA Bond Index with the Lehman Brothers U.S. Aggregate Bond Index, as we believe that the Lehman Brothers U.S. Aggregate Bond Index more accurately reflects the Fund’s investment program. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund benefited from the positive momentum in the corporate bond market over the past 12 months. Improving company fundamentals along with a favorable balance of supply and demand for corporate bonds provided an ideal environment.

A strong market for corporate bonds

While Treasury rates rose only modestly over the past year, their movement in the second half of the year is best characterized as volatile. In June, the yield on the ten-year Treasury fell to its lowest level since the summer of 1958. (Because of the inverse relationship between bond yields and prices, this means the bonds generally appreciated in value.) The strength in the Treasury market, however, was short-lived. Yields climbed dramatically during July in the wake of improving economic data and a smaller-than-expected rate cut from the Federal Reserve.

Despite the large swings in the Treasury market, the investment-grade corporate bond market experienced 12 straight months of outperformance relative to Treasuries. Generally improving business fundamentals and a favorable market environment helped the corporate sector. More specifically, companies regained access to financing in the public debt market, investors’ concerns with corporate governance issues abated, and management teams began taking credible steps to shore up their balance sheets. As the year progressed, signs that fiscal and monetary stimulus were sparking an economic recovery began to appear, further fueling the belief that corporate credit quality was improving. Manageable supply in terms of new debt issuance helped keep price corrections to a minimum, while the attractive yield advantage corporate bonds offered over Treasuries helped to drive solid demand.

Sectors driving the Fund’s performance

During the period, we kept the Fund’s duration (the sensitivity to changes in interest rates) close to its benchmark,

modestly deviating at times to benefit from changes in the market environment. The Fund also invested in fixed-income derivatives securities, primarily including exchange-traded Treasury futures contracts and exchange-traded Eurodollar futures contracts.

The Fund maintained an overweight position in bonds from the telecommunication sector throughout the year. This proved to be one of the top-performing sectors in the market and served as an example of the improving environment for corporate credit. It had taken a near-crisis in the industry for management teams to realize that their high debt levels threatened their viability. They then took swift and dramatic action to shore up their balance sheets. As a result, the valuations on some telecommunication bonds went from very low, distressed levels, back to prices comparable with those of traditional investment-grade companies.

The Fund’s overweight position in the cable sector throughout the year also had a positive impact on performance. We viewed this sector as an attractive holding due to its subscription-based business model, its focus on credit-quality improvement, and its attractive valuations.

With the corporate bond market performing well across virtually all industries, our mistakes of the past 12 months were generally in the category of missed opportunities. The airline and technology industries, two sectors where we held relatively small positions, for example, generated high total returns. Airline bonds, offering some of the highest yields in the market, benefited as risk appetites increased , the economy started to improve, and the sector began to show signs of recovery. Technology bonds were similarly embraced by the market due to their relatively high yields and some early signs of recovery in its markets.

Looking at the year ahead

In the coming year, the Treasury market will likely continue to influence the corporate bond market. While a rate hike by the Federal Reserve would likely push the yields of short-term bonds higher, the reaction of intermediate and longer-maturity bonds could be more muted as current valuations may already reflect this expectation.

We remain optimistic on the prospects for the corporate bond market. The same factors that could lead to a Fed rate hike, such as an improving economy and rising corporate profitability, may also lead to an improvement in corporate creditworthiness. In addition, while current valuations for corporate bonds are not as attractive as they were a year ago, they still offer an attractive yield advantage over Treasuries.

Thank you for your investment and continued confidence in the Strong Corporate Bond Fund.

Janet S. Rilling

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	15.00%
5-year	5.41%
10-year	7.13%
Since Fund Inception (12-12-85)	8.52%

Advisor Class[1,2]
1-year	14.89%
5-year	5.23%
10-year	6.92%
Since Fund Inception (12-12-85)	8.31%

Institutional Class[3]
1-year	15.51%
5-year	5.78%
10-year	7.31%
Since Fund Inception (12-12-85)	8.63%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[4]	4.67%

Advisor Class
30-day annualized yield[4]	4.43%

Institutional Class
30-day annualized yield[4]	4.66%

Average effective maturity[5]	10.0 years
Average quality rating[6]	BBB

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[4]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.01%. Otherwise, the current yield would have been 4.42%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[5]	The Fund’s average effective maturity includes the effect of futures.
[6]	For purposes of this average quality rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. Credit BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers U.S. Credit Bond Index that are rated Baa by Moody’s Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is the average of the 30 largest funds in the Lipper Corporate Debt Funds BBB Rated Category. These funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong High-Yield Bond Fund

Your Fund’s Approach

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in lower-quality, high-yield bonds of corporate issuers. The manager focuses primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain an average effective maturity between five and ten years. The Fund may invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 25% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 12-28-95 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The past year has been an extraordinarily strong period for the high-yield bond market and the Fund. The Fund generated positive returns for every month except July. Lower-quality bonds outperformed higher-rated bonds by a wide margin. Because of this Fund’s exposure to bonds in the mid- to high-quality area of the high-yield bond market, it underperformed its index, the Lehman Brothers U.S. High Yield Bond Index.

A period of dramatic change

One year ago, the high-yield bond market reached bottom, as economic uncertainty, high default rates, poor equity performance, and concerns about corporate governance issues combined to create a difficult environment for debt-laden companies. Perhaps of greatest impact was the inability of many issuers to tap into the capital markets while facing rapidly approaching deadlines to either refinance their debt or go into default.

Then, at the beginning of this reporting period, November 2002’s mid-term election results suggested a strengthening pro-business environment. That, combined with the Federal Reserve’s half-percentage-point interest rate cut, helped to spur the high-yield market up from its historically cheap levels. Investors responded, with inflows of new cash into high-yield bonds increasing significantly. This rising demand drove high-yield bond prices higher — and with this price appreciation, companies that had been shut out of the capital markets were now able to issue new bonds. They used the proceeds from new bonds to pay down bonds with near-term maturities, eliminating their risk of impending default.

In this environment, the securities that were at greatest risk of default or restructuring at the beginning of the period provided the greatest returns over the course of the year. At the beginning of the 12 months, most of the price appreciation was driven by technical factors related to new cash inflows and renewed access to the capital markets.

As the year progressed, however, there were improvements in some of the fundamental qualities underlying these bonds that drove further price appreciation. The economy gained steam, suggesting a brightening outlook for corporate earnings in the months ahead. The healthier economic environment helped to reduce the default rate for corporate debt, bringing it down from more than 9% to less than 6%.

Lower-rated issues outperformed

For the year, the lowest-rated bonds produced the strongest returns, while higher-rated, high-yield debt offered lower — but still very attractive — rates of return. Bonds rated from Caa to D significantly outperformed other categories. Although the Fund performed well during the period, it trailed its benchmark primarily because of its relative exposure to bonds from these lower credit grades.

Rating Class	Return
Ba	23.0%
B	32.5%
Caa	71.9%
Ca-D	89.1%
High Yield Index	33.8%

With respect to the best performing market sectors, the Fund held close to the index weighting in the media-cable and telecommunications sectors. We had significantly less exposure to bonds in the utilities and technology sectors. We held overweightings relative to our benchmark in the media-non cable and gaming sectors, which underperformed the index.

Looking ahead

The coming year is likely to offer a better economic environment and stronger financial results for companies issuing high-yield debt. Nonetheless, after this past year, investors will need to adjust their performance expectations. High-yield bond returns over the past year have been dominated by very strong price appreciation, with the income paid by these bonds playing a secondary role.

Although prices could rise further if economic strength persists next year, such increases are likely to be constrained. And if the economic rebound fails to take hold, prices on high-yield bonds could decline. For these reasons, we believe high-yield returns in the coming year are likely to depend more heavily on the income paid by these bonds.

We thank you for your continued confidence in the Strong High-Yield Bond Fund.

Thomas M. Price

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	28.55%
3-year	1.66%
5-year	3.29%
Since Fund Inception (12-28-95)	6.94%

Advisor Class[1,2]
1-year	28.39%
3-year	1.42%
5-year	3.01%
Since Fund Inception (12-28-95)	6.66%

Institutional Class[1,3]
1-year	29.11%
3-year	2.13%
5-year	3.58%
Since Fund Inception (12-28-95)	7.13%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[4]	6.46%

Advisor Class
30-day annualized yield[4]	6.15%

Institutional Class
30-day annualized yield[4]	6.80%

Average effective maturity[5]	5.0 years
Average quality rating[6]	B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

The Fund has a redemption fee of 1.00% against shares that are held for fewer than six months.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of the Institutional Class shares prior to 7-31-01 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[4]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.01%. Otherwise, the current yield would have been 6.14%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[5]	The Fund’s average effective maturity includes the effect of when-issued securities.
[6]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Bond Fund

Your Fund’s Approach

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. government (and its agencies) bonds. The Fund invests primarily in higher- and medium-quality bonds (e.g., bonds rated BBB and higher by S&P). The Fund’s average effective maturity will normally be between one and three years. The Fund may also invest up to 25% of its net assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P) with positive or improving credit fundamentals. The Fund may also invest up to 25% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 8-31-87 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Short-Term Bond Fund enjoyed a successful period over the year ended October 31, 2003. The Fund posted strong performance relative to the Lehman Brothers U.S. 1-3 Year Government/ Credit Bond Index in an environment that was generally favorable for short-term bond funds as a category. While the Fund’s share price tracked the general movements of short-term interest rates — typically moving up when rates went down, and vice versa — attractive yields paid by the bonds in the Fund’s portfolio enhanced the Fund’s overall total return.

Closely tracking two-year Treasuries

As we have mentioned, the Fund’s share price is most sensitive to changes in short-term interest rates. The easiest way to track this would be to watch the movements in the yield of the two-year Treasury note. As with most fixed-income instruments, the Fund’s share price will move inversely to the changes in interest rates — generally as rates go up, the price goes down, and when rates decline, the price rises. Given that the Fund does not own any two-year Treasury notes, you may ask why the Fund is so closely correlated to that security. The answer to the question is really twofold and has to do with the concepts of yield curve and duration — essential matters to understanding bond-fund performance.

The term “yield curve” refers to a graph showing the yields available in the bond market for bonds of different maturities, ranging from the very shortest-term securities to the longest-term bonds. When interest rates move up or down, yields along this curve do not always change by uniform amounts. For example, for the period just ended, the two-year Treasury yield rose by 15 basis points (0.15 of a percentage point). The five-year Treasury yield, however, rose much more rapidly, going up by 51 basis points, and ten-year Treasury yields rose a little more slowly, increasing by 40 basis points.

To estimate the price change one could expect from each of these bonds, given the change in yield, it is necessary to multiply the change in yield by the bond’s duration. This figure indicates the bond’s sensitivity to a change in interest rates. Duration is an often-misunderstood concept, but it simply represents the percentage change in the price of a bond that would result from a 100-basis point (one full percentage point) change in interest rates. When you know the duration of a bond, and the amount that yields change, you can calculate the amount that a bond should change in price as the yield changes.

These same concepts can be used on a portfolio of bonds to determine the expected price change for the bond portfolio as a whole. The vast majority of bonds in this Fund’s portfolio have similar duration and maturities as the two-year Treasury. For this reason, the Fund’s performance will tend to be highly correlated to changes in two-year Treasury rates. This relationship goes a long way toward explaining why the Fund’s share price rose as yields on two-year Treasuries fell in the spring of this year, and why its share price fell when yields began to rise again in the summer.

Holdings that added to returns

Given this insight into how the Fund behaves, it’s easier to understand the strategies we employ in the day-to-day management of the Fund’s portfolio in our effort to add value for investors. The key element of our approach is to invest the Fund in so-called “spread assets” — that is, bonds such as mortgage- and asset-backed securities, and corporate bonds. These are termed “spread assets” because they generally trade with higher yields than are available from lower-risk Treasury securities. The difference between the yield on these bonds and Treasury bonds of comparable maturity is called the yield spread. (For a more complete discussion of spread assets, see our semiannual report dated April 30, 2003.)

We continued to invest the Fund significantly in spread assets over the year, which had a positive impact on performance. Included in the spread assets was an approximate 5% allocation to below investment grades securities. Total returns were enhanced first by the additional yield these bonds paid relative to Treasuries, and second by the price appreciation these bonds experienced. Because of the inverse relationship between bond prices and yields, this increase in price meant that the difference, or spread, between their yield and that of Treasuries became smaller — tightened — over the period.

Thank you for your continued investment in the Strong Short-Term Bond Fund.

Thomas M. Price

Portfolio Co-Manager

Thomas A. Sontag

Portfolio Co-Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	4.40%
5-year	4.14%
10-year	4.87%
Since Fund Inception (8-31-87)	6.49%

Advisor Class[1,2]
1-year	4.19%
5-year	3.87%
10-year	4.59%
Since Fund Inception (8-31-87)	6.20%

Institutional Class[1,3]
1-year	4.84%
5-year	4.53%
10-year	5.07%
Since Fund Inception (8-31-87)	6.61%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[4]	3.13%

Advisor Class
30-day annualized yield[4]	2.76%

Institutional Class
30-day annualized yield[4]	3.40%

Average effective maturity[5]	1.9 years
Average quality rating[6]	AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.
[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[4]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.03%. Otherwise, the current yield would have been 2.73%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[5]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[6]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average is the average of all funds in the Lipper Short Investment Grade Debt Funds Category. These funds invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

Strong Government Securities Fund

Your Fund’s Approach

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. government or its agencies. The Fund’s average effective maturity will normally be between 3 and 15 years. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 10-29-86 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the period, the Fund’s return tracked that of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. During the year, yields on U.S. Treasury securities generally rose. This upward trend among interest rates reflected moderate signs of economic recovery, as well as improvement in the equity markets.

Shifts among interest rates

During the past year, the Federal Reserve lowered its federal funds target rate twice, bringing it down to 1.00% from 1.75%. The Fed took these steps to address an economy that generally remained weaker than desired and with stable to lower core inflation. Market interest rates during this period moved in a relatively wide range. For example, yields on ten-year Treasury securities varied from as low as about 3.10% in June 2003 to as high as 4.60% in September 2003.

From the beginning of this period in November 2002 to May 2003, our investment environment was characterized by weaker economic growth. Interest rates generally declined during this period, as the market anticipated that the Federal Reserve would move to cut interest rates in a continuing effort to stimulate the economy. Most of the second half of the period, in contrast, was characterized by rising interest rates. This increase in market rates, despite unchanged Federal Reserve policy, was sparked both by an acceleration in economic growth and by the market’s anticipation that the Federal Reserve could possibly begin to raise interest rates to limit the potential for inflation.

Throughout the period, investors preferred higher-yielding, fixed-income investments, apparently because of both the strengthening economy and these bonds’ potentially attractive prices.

Factors contributing to performance

Several factors had a positive impact on the Fund’s absolute and relative returns. First, we continued to emphasize mortgage-backed securities, agency debentures, and corporate and municipal bonds during this period. By investing in these types of bonds in greater proportion than their representation in our benchmark index, we allowed the Fund to benefit from their outperformance relative to comparable Treasury bonds. Because of the low interest rate environment, investors sought higher-yielding instruments. The Fund’s holdings among Treasury Inflation Protected Securities (commonly known as TIPS) also contributed positively to performance. Anticipating that the Federal Reserve was likely to keep interest rates low, we kept the Fund’s duration (sensitivity to interest-rate changes) slightly longer than our benchmark level. This also helped our performance as the Fed cut rates twice, and then held the target rate at just 1.00%.

During this period, the Fund invested in a variety of fixed-income derivative securities, including exchange-traded Treasury futures contracts, exchange-traded Eurodollar futures contracts, mortgage-backed securities, and interest-rate swaps and interest-rate caps.

Thank you for your investment in the Strong Government Securities Fund.

Thomas A. Sontag

Portfolio Co-Manager

Ashok K. Bhatia

Portfolio Co-Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	2.99%
5-year	6.24%
10-year	6.53%
Since Fund Inception (10-29-86)	8.15%

Advisor Class[1,2]
1-year	2.89%
5-year	5.98%
10-year	6.24%
Since Fund Inception (10-29-86)	7.85%

Institutional Class[1,3]
1-year	3.56%
5-year	6.66%
10-year	6.74%
Since Fund Inception (10-29-86)	8.27%

Class C1, 4
1-year	0.91%
5-year	5.13%
10-year	5.40%
Since Fund Inception (10-29-86)	7.00%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[5]	2.31%

Advisor Class
30-day annualized yield[5]	2.22%

Institutional Class
30-day annualized yield[5]	2.77%

Class C
30-day annualized yield[5]	0.84%

Average effective maturity[6]	4.6 years
Average quality rating[7]	AAA

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

Fund shares are neither insured nor guaranteed by the U.S. government.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.
[2]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[4]	Average annual total returns for Class C shares includes the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.
[5]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.02%. Otherwise, the current yield would have been 2.20%, and returns would have been lower. For Class C shares, the administrator has temporarily absorbed expenses of 0.32%. Otherwise, the current yield would have been 0.52%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[6]	The Fund’s average effective maturity includes the effect of futures, options, swaps, and when-issued securities.
[7]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is the average of the 30 largest funds in the Lipper General U.S. Government Funds Category. These funds invest primarily in U.S. government and agency issues. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Bond Fund

Your Fund’s Approach

The Strong Short-Term High Yield Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in short- and intermediate-term, lower-quality, high-yield bonds (e.g., bonds rated BB through C by S&P) of corporate issuers. Under normal conditions, the Fund intends to invest 80% of its net assets in debt obligations rated B- or above by S&P or another nationally recognized statistical rating organization. The manager focuses primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund’s average effective maturity will normally be between one and three years. The Fund may also invest up to 25% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 6-30-97 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index III, the Short-Term High Yield Bond Index II, and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. We are replacing the Short-Term High Yield Bond Index II with the Short-Term High Yield Bond Index III, as we believe that the Short-Term High Yield Bond Index III more accurately reflects the Fund’s investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well in an environment that was generally favorable for high-yield bonds. The Fund’s returns were positive in 11 out of 12 months. Nonetheless, the Fund underperformed its benchmark, the Short-Term High Yield Bond Index III, largely because of our focus on keeping the Fund’s share-price volatility moderate.

A major shift for high-yield bonds

One year ago, the high-yield bond market reached bottom, as economic uncertainty, high default rates, poor equity performance, and concerns about corporate governance issues combined to create a difficult environment for debt-laden companies. Perhaps of greatest impact was the inability of many issuers to tap into the capital markets while facing rapidly approaching deadlines to either refinance their debt or go into default.

However, at the beginning of this reporting period, November 2002’s mid-term election results suggested a strengthening pro-business environment. This environment, combined with the Federal Reserve’s half-percentage-point interest-rate cut helped to spur the high-yield market up from its historically cheap levels. Investors responded, with inflows of new cash into high-yield bonds increasing significantly. This rising demand drove high-yield bond prices higher — and with this price appreciation, companies that had been shut out of the capital markets were now able to issue new bonds. The companies used the proceeds from new bonds to pay down bonds with near-term maturities, eliminating their risk of impending default.

Factors driving our performance

Our goal for the Fund is to provide attractive income levels while attempting to minimize net asset value volatility relative to the broader high-yield market. To this end, our team continued to focus its efforts on finding bonds that met one of two criteria: high-coupon bonds (those paying high rates of interest) that were likely to be called, or short-maturity bonds. We work to select bonds where we are very confident in the issuer’s ability to repay its near-term debt, avoiding more speculative bonds.

The more solid issuers we seek can generally pay lower yields to attract buyers for their bonds, whereas riskier issuers must pay higher yields to compensate investors for their greater risk. Thus, in order to find bonds that meet our investment criteria for the Fund, we often must accept lower yields than are available elsewhere in the high-yield market.

Our investment approach helps to explain why the Fund underperformed its benchmark, despite performing well. The Fund’s benchmark index consists of bonds with maturities of five years or less, many of which did not meet our investment criteria (that is, we were not confident in their issuers’ ability to repay the bond). During the strong rally in the high-yield bond market, the riskiest securities within the index provided the greatest return. Because our goal with this Fund is to offer a lower-volatility, high-yield portfolio, we simply did not own these lower-quality bonds.

All that said, selecting conservatively positioned high-yield bonds did not prevent the Fund from experiencing meaningful price appreciation over the past 12 months. The Fund’s net asset value (share price) rose by a healthy 4.5%. The remainder of the Fund’s return came from the income paid by the bonds in the portfolio. Given the strength in the high-yield market, many companies issued new, longer-term bonds at attractive rates and used the proceeds to pay down their existing bonds. This had a positive impact on some of the Fund’s holdings, as these bond issuers typically paid premium prices to retire their debt early.

Looking ahead

The coming year will likely bring a better economic environment and financial results for companies issuing high-yield bonds. Investors may, however, need to temper their performance expectations after this past year. Bonds are unlikely to enjoy the same level of appreciation they achieved this year, so returns for the next 12 months are likely to depend more heavily on the bonds’ income. While still potentially attractive, this level of return may be lower.

We are not expecting any major strategic changes to our positioning over the coming year, with one possible exception. Bank loans currently comprise more than 7% of our holdings, and we will likely increase our exposure in this area. Bank loans are attractive holdings for the Fund because they typically provide significant downside protection relative to bonds. The coupon payments on bank loans also float with the level of prevailing interest rates. This provides a level of protection for the Fund’s net asset value if interest rates start to increase.

We appreciate your investment in the Strong Short-Term High Yield Bond Fund.

Thomas M. Price

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	10.38%
3-year	2.64%
5-year	4.24%
Since Fund Inception (6-30-97)	5.34%

Advisor Class[1,2]
1-year	10.35%
3-year	2.44%
5-year	3.99%
Since Fund Inception (6-30-97)	5.07%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[3]	3.44%

Advisor Class
30-day annualized yield[3]	3.28%
Average effective maturity	2.0 years
Average quality rating[4]	BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Advisor Class shares, the administrator has temporarily absorbed expenses of 0.03%. Otherwise, the current yield would have been 3.25%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[4]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Short-Term High Yield Bond Index III is a blend of 70% Merrill Lynch High Yield U.S. Corporates, Cash-Pay, BB-Rated, 1-5 Years Index, and 30% Merrill Lynch High Yield U.S. Corporates, Cash-Pay, B-Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Short-Term High Yield Bond Index II is a market-value-weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index, and the Merrill Lynch High Yield U.S. Corporates, Cash-Pay, B-Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Source of the Short-Term High Yield Bond Index III and the Short-Term High Yield Bond Index II is Bloomberg. Source of the Lipper index is Lipper Inc.

Strong Corporate Income Fund

Your Fund’s Approach

The Strong Corporate Income Fund seeks total return by investing for a high level of current income. The Fund invests, under normal conditions, 100% of its net assets in investment-grade securities (e.g., securities rated AAA to BBB by S&P) and other investment-grade obligations (including mortgage- and asset-backed securities, and U.S. government and its agencies securities) of which at least 80% will be in corporate securities. The Fund’s average effective maturity will normally be between 2 and 12 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 10-31-02 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Intermediate U.S. Credit Bond Index and the Lipper Corporate Debt Funds A Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the Lehman Brothers Intermediate U.S. Credit Bond Index with the Lehman Brothers U.S. Aggregate Bond Index, as we believe that the Lehman Brothers U.S. Aggregate Bond Index more accurately reflects the Fund’s investment program. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Investment-grade corporate bonds generally fared quite well over the 12 months ended October 31, 2003, and the Strong Corporate Income Fund benefited from that trend. The Fund strongly outperformed its broad-based index, the Lehman Brothers U.S. Aggregate Bond Index. The Fund’s return was particularly attractive in a year that saw the average money market fund (which involves less investment risk) earn about 0.5%, and in which inflation (as measured by the consumer price index) ran just over 2%.

Shifts in the bond market

The bond market was buffeted by dramatic crosscurrents over the past 12 months. The yields on intermediate-maturity Treasury notes were fairly stable from November through mid-February. At that point, a combination of pre-war jitters and sluggish economic numbers fueled a quick run-up in bond prices. Then, shortly before the start of Operation Iraqi Freedom, investors who had fled stocks for the perceived stability of bonds reversed course. They charged back into the equity market, causing bond prices to fall (meaning their yields rose). Bonds quickly came back into favor, however, as a result of weaker than anticipated economic numbers, causing bond yields to fall once again.

In June, the Fed chose to cut rates by just a quarter of a percentage point, and soon after, bond yields began to move higher. This upward trend in bond yields was reinforced as economic data began to reveal gathering strength in the economy.

The strong economic figures did more than move Treasury yields higher. They also sparked a continuation of the improvement among corporate bonds that began in late 2002. Corporate bonds strongly outpaced Treasuries over the period. Simply put, a robust economic and business climate makes it easier for corporations to service their debt, making their bonds more attractive to many investors. Because this Fund was primarily invested in corporate bonds, it benefited directly from this positive development.

Our approach to the corporate market

The strategy we employed for the Fund over the past year was straightforward: invest in a broadly diversified portfolio of corporate bonds with stable to improving fundamental qualities. Although there were a few temporary setbacks over the year, overall the market environment was very hospitable to this approach. Our heavy emphasis on corporate debt was the primary contributor to the Fund’s return.

We shortened the Fund’s average maturity early in the period. This was beneficial in that it reduced the Fund’s exposure to the risk of rising interest rates. (The longer a Fund’s average maturity, the more it may be hurt if interest rates go up.) This move did, however, limit the gains the Fund realized as corporate bonds appreciated in value later in the year. Typically, longer-maturity corporate bonds tend to benefit more from such a trend than shorter bonds.

We made a significant commitment to telecommunications and media-related bonds, which benefited the Fund’s performance. Bonds from the automotive industry also added to the Fund’s returns. In a reversal of last year, BBB-rated corporates (the lowest level of investment-grade bonds) vastly outperformed higher-quality issues. We had roughly 30% of assets invested in BBB bonds, which generated both capital gains and an attractive level of income.

In fact, foregoing purchase of some of the lowest-rated bonds in the investment-grade realm resulted in lost opportunity. Bonds from some troubled industries racked up substantial gains from their fire-sale prices of last year — airlines being a notable example. However, we chose to avoid those bonds we believed most susceptible to credit erosion. After all, we believe the purpose of an investment-grade bond portfolio is to provide an acceptable level of income while controlling credit risk.

A positive outlook ahead

We’re optimistic about the course of the U.S. economy. The rise in intermediate- and long-term interest rates that began in June already reflects some market recognition of improvement, and that rise may not yet have run its course. But as long as inflation remains under control — as we currently believe it will — the rise in rates may well be limited from this point.

The Federal Reserve will eventually move to raise short-term rates — that’s as close to a certainty as anything in the investment world. Such an action would be a sign of a healthier economy. And that, all other things being equal, is good news for those who lend money to companies via the corporate bond market.

We appreciate your confidence in the Strong Corporate Income Fund, and we look forward to working on your behalf as the 2004 fiscal year unfolds.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Total Return

As of 10-31-03

Investor Class[1]
1-year	6.57%
Since Fund Inception (10-31-02)	6.57%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[2]	3.55%

Average effective maturity	5.0 years
Average quality rating[3]	A

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. The administrator has temporarily absorbed expenses of 1.55%. Otherwise, the current yield would have been 2.00%, and returns would have been lower.
[3]	For purposes of this average quality rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Intermediate U.S. Credit Bond Index consists of bonds in the intermediate-maturity range of the Lehman Brothers U.S. Credit Index. This index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Lipper Corporate Debt Funds A Rated Index is the average of the 30 largest funds in the Lipper Corporate Debt Funds A Rated Category. These funds invest primarily in corporate debt issues rated “A” or better or government issues. Source of the Lehman index data is Standard and Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Income Fund

Your Fund’s Approach

The Strong Short-Term Income Fund seeks total return by investing for a high level of current income. The Fund invests, under normal conditions, 100% of its net assets in investment-grade securities (e.g., securities rated AAA to BBB by S&P) and other investment-grade obligations (including investment-grade corporate, mortgage- and asset-backed, and U.S. government and its agencies bonds). The Fund’s average effective maturity will normally be three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 10-31-02 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Short-Term Income Fund had a successful first year of existence. The Fund posted strong performance relative to the Lehman Brothers U.S. Credit 1-3 Year Government/Credit Bond Index in an environment that was generally favorable for short-term bond funds as a category. While the Fund’s share price tracked the general movements of short-term interest rates — typically moving up when rates went down, and vice versa — attractive yields paid by the bonds in the Fund’s portfolio enhanced our overall total return.

Closely tracking two-year Treasuries

As we have mentioned, the Fund’s share price is most sensitive to changes in short-term interest rates. The easiest way to track this would be to watch the movements in the yield of the two-year Treasury note. As with most fixed-income instruments, the Fund’s share price will move inversely to the changes in interest rates — generally as rates go up, the price goes down, and when rates decline, the price rises. Given that the Fund does not own any two-year Treasury notes, you may ask why the Fund is so closely correlated to that security. The answer to the question is really twofold and has to do with the concepts of yield curve and duration — essential matters to understanding bond-fund performance.

The term “yield curve” refers to a graph showing the yields available in the bond market for bonds of different maturities, ranging from the very shortest-term securities to the longest-term bonds. When interest rates move up or down, yields along this curve do not always change by uniform amounts. For example, for the period just ended, the two-year Treasury yield rose by 15 basis points

(0.15 of a percentage point). The five-year Treasury yield, however, rose much more rapidly, going up by 51 basis points, and ten-year Treasury yields rose a little more slowly, increasing by 40 basis points.

To estimate the price change one could expect from each of these bonds, given the change in yield, it is necessary to multiply the change in yield by the bond’s duration. Duration is an often-misunderstood concept, but it simply represents the percentage change in the price of a bond that would result from a 100 basis point (one full percentage point) change in interest rates. When you know the duration of a bond and the amount that yields change, you can calculate the amount that a bond should change in price as the yield changes.

These same concepts can be used on a portfolio of bonds to determine the expected price change for the bond portfolio as a whole. The vast majority of bonds in this Fund’s portfolio have similar duration and maturities as the two-year Treasury. For this reason, the Fund’s performance will tend to be highly correlated to changes in two-year Treasury rates. This relationship goes a long way toward explaining why the Fund’s share price rose as yields on two-year Treasuries fell in the spring of this year, and why its share price fell when yields began to rise again in the summer.

Holdings that added to returns

Given this insight into how the Fund behaves, it’s easier to understand the strategies we employ in the day-to-day management of the Fund’s portfolio in our effort to add value for investors. The key element of our approach is to invest the Fund in so-called “spread assets” — that is, bonds such as mortgage- and asset-backed securities, and investment-grade corporate bonds. These are termed “spread assets” because they generally trade with higher yields than are available from lower-risk Treasury securities. The difference between the yield on these bonds and Treasury bonds of comparable maturity is called the yield spread. (For a more complete discussion of spread assets, see our semiannual report dated April 30, 2003.)

We continued to invest the Fund significantly in spread assets over the year, which had a positive impact on its performance. Total returns were enhanced first by the additional yield these bonds paid relative to Treasuries, and second by the price appreciation these bonds experienced. Because of the inverse relationship between bond prices and yields, this increase in price meant that the difference, or spread, between their yield and that of Treasuries became smaller — tightened — over the period.

Thank you for your investment in the Strong Short-Term Income Fund.

Thomas M. Price

Portfolio Co-Manager

Thomas A. Sontag

Portfolio Co-Manager

Total Return

As of 10-31-03

Investor Class[1]
1-year	3.87%
Since Fund Inception (10-31-02)	3.87%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[2]	2.63%

Average effective maturity[3]	1.9 years
Average quality rating[4]	AA

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. The advisor and/or administrator has temporarily absorbed expenses of 1.42%. Otherwise, the current yield would have been 1.21%, and returns would have been lower.
[3]	The Fund’s average effective maturity includes the effect of futures.
[4]	For purposes of this average quality rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. These funds invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date” ), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest-rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2003

STRONG CORPORATE BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 94.9%
@Entertainment, Inc. Senior Discount Notes, Series B, Zero %, Due 2/01/09 (Rate Reset Effective 2/01/04) (Defaulted Effective 12/03/02) (g)	$6,700,000	$2,378,500
AEP Texas Central Company Senior Notes, Series D, 5.50%, Due 2/15/13	1,515,000	1,530,762
AOL Time Warner, Inc. Bonds, 7.625%, Due 4/15/31	3,110,000	3,487,930
AT&T Corporation Notes, 6.00%, Due 3/15/09	3,305,000	3,524,677
AT&T Wireless Services, Inc. Senior Notes:
7.875%, Due 3/01/11	2,075,000	2,375,103
8.75%, Due 3/01/31	4,790,000	5,780,313
Abitibi-Consolidated Company Guaranteed Yankee Notes, 6.00%, Due 6/20/13	3,445,000	3,224,392
Albertson’s, Inc. Senior Debentures, 7.45%, Due 8/01/29	3,800,000	4,169,189
Altria Group, Inc. Notes:
7.65%, Due 7/01/08	3,180,000	3,433,971
5.625%, Due 11/04/08	3,950,000	3,944,865
Amerada Hess Corporation Bonds, 7.125%, Due 3/15/33	3,500,000	3,457,142
American Standard, Inc. Senior Notes, 7.375%, Due 2/01/08	3,355,000	3,715,662
Anadarko Finance Company Senior Bonds, 7.50%, Due 5/01/31	2,010,000	2,363,221
Anadarko Petroleum Corporation Notes, 6.125%, Due 3/15/12	4,175,000	4,526,581
Beaver Valley Funding Corporation Debentures, 8.625%, Due 6/01/07	5,958,000	6,554,843
British Sky Broadcasting Group PLC Yankee Notes, 6.875%, Due 2/23/09	2,800,000	3,092,051
British Telecom PLC Yankee Bonds, 8.875%, Due 12/15/30	5,285,000	6,829,361
Burlington Northern Santa Fe Corporation Debentures, 8.125%, Due 4/15/20	2,820,000	3,347,001
Burlington Resources Finance Company Guaranteed Yankee Bonds, 7.20%, Due 8/15/31	3,625,000	4,152,361
CILCORP, Inc. Bonds, 9.375%, Due 10/15/29	4,500,000	5,926,806
CILCORP, Inc. Senior Notes, 8.70%, Due 10/15/09	3,500,000	4,197,725
CSX Corporation Notes, 6.25%, Due 10/15/08	3,585,000	3,939,309
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	3,480,000	3,593,364
Cendant Corporation Notes:
6.25%, Due 3/15/10	2,265,000	2,446,630
6.875%, Due 8/15/06	4,385,000	4,822,298
Centerpoint Energy, Inc. Senior Notes, 7.25%, Due 9/01/10 (b)	2,720,000	2,918,693
Citizens Communications Company Debentures, 7.60%, Due 6/01/06	1,690,000	1,878,812
Citizens Communications Company Senior Notes:
7.625%, Due 8/15/08	2,125,000	2,442,163
9.00%, Due 8/15/31	2,035,000	2,641,658
Clear Channel Communications, Inc. Senior Notes, 8.00%, Due 11/01/08	2,390,000	2,754,475
Columbus Southern Power Company Senior Notes, Series C, 5.50%, Due 3/01/13	5,030,000	5,149,291
Comcast Cable Communications, Inc. Notes, 6.20%, Due 11/15/08	5,100,000	5,565,875
Comcast Corporation Senior Notes, 6.50%, Due 1/15/15	$2,300,000	$2,470,009
Consumers Energy Company First Mortgage Notes:
Series A, 4.25%, Due 4/15/08 (b)	1,505,000	1,516,185
Series B, 5.375%, Due 4/15/13 (b)	1,395,000	1,386,975
Cox Communications, Inc. Notes, 3.875%, Due 10/01/08	5,350,000	5,321,415
DPL, Inc. Senior Notes, 6.875%, Due 9/01/11	4,545,000	4,753,538
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	7,930,000	7,673,544
DaimlerChrysler North America Holding Corporation Notes, 8.50%, Due 1/18/31	3,970,000	4,464,936
DaimlerChrysler North America Holding Corporation Senior Bonds, 7.30%, Due 1/15/12	4,760,000	5,153,771
Delphi Corporation Notes, 6.50%, Due 8/15/13	1,605,000	1,633,145
Deutsche Telekom International Finance BV Yankee Notes:
8.25%, Due 6/15/05	5,000,000	5,465,355
8.75%, Due 6/15/30	2,560,000	3,232,056
Devon Financing Corporation ULC Debentures, 7.875%, Due 9/30/31	5,255,000	6,237,333
Devon Financing Corporation ULC Notes, 6.875%, Due 9/30/11	3,000,000	3,390,663
Walt Disney Company Medium-Term Notes:
6.375%, Due 3/01/12	2,110,000	2,306,612
Series B, 5.875%, Due 12/15/17	3,905,000	3,963,270
Dominion Resources, Inc. Notes, 6.25%, Due 6/30/12	2,120,000	2,300,876
EOP Operating LP Notes, 6.75%, Due 2/15/12	8,685,000	9,578,096
ERP Operating LP Notes, 6.95%, Due 3/02/11	2,955,000	3,349,265
Federated Department Stores Senior Notes, 6.625%, Due 4/01/11	2,800,000	3,116,994
Fidelity National Financial, Inc. Notes, 7.30%, Due 8/15/11	2,750,000	3,108,941
Ford Motor Company Notes, 7.45%, Due 7/16/31	5,390,000	4,855,059
Ford Motor Credit Company Notes:
5.625%, Due 10/01/08	7,090,000	6,929,234
7.00%, Due 10/01/13	2,650,000	2,609,648
France Telecom SA Yankee Notes:
9.00%, Due 3/01/11	4,580,000	5,534,609
9.75%, Due 3/01/31	6,780,000	8,979,073
Fund American Companies, Inc. Guaranteed Senior Notes, 5.875%, Due 5/15/13	3,710,000	3,712,185
General Mills, Inc. Notes, 5.125%, Due 2/15/07	4,000,000	4,262,520
General Motors Corporation Notes, 7.20%, Due 1/15/11	13,955,000	14,656,225
General Motors Corporation Senior Debentures, 8.375%, Due 7/15/33	8,555,000	9,051,609
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12	2,259,000	2,580,928
HCA, Inc. Notes:
6.25%, Due 2/15/13	1,515,000	1,500,663
7.125%, Due 6/01/06	2,350,000	2,518,464
HRPT Properties Trust Notes, 5.75%, Due 2/15/14	3,010,000	3,019,797

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG CORPORATE BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Halliburton Company Notes, 5.50%, Due 10/15/10 (b)	$3,015,000	$3,052,691
Health Care Property Investment, Inc. Senior Notes, 6.45%, Due 6/25/12	4,000,000	4,278,732
Highwoods Realty LP Senior Notes, 7.50%, Due 4/15/18	3,640,000	3,794,460
IPALCO Enterprises, Inc. Notes, 8.375%, Due 11/14/08	4,705,000	5,151,975
IPALCO Enterprises, Inc. Senior Secured Notes, 8.625%, Due 11/14/11	955,000	1,045,725
International Game Technology Senior Notes, 8.375%, Due 5/15/09	1,820,000	2,174,891
International Paper Company Notes, 6.75%, Due 9/01/11	4,095,000	4,529,787
Jabil Circuit, Inc. Senior Notes, 5.875%, Due 7/15/10	4,820,000	4,986,348
KN Capital Trust I Pass-Thru Securities, Series B, 8.56%, Due 4/15/27	4,425,000	5,092,989
Kaneb Pipeline Operation Part Corporation Senior Notes, 5.875%, Due 6/01/13	3,125,000	3,109,941
Kerr McGee Corporation Notes, 7.875%, Due 9/15/31	1,700,000	1,932,665
Key Energy Services, Inc. Senior Notes, 6.375%, Due 5/01/13	2,255,000	2,277,550
Kinder Morgan, Inc. Senior Notes, 6.50%, Due 9/01/12	3,185,000	3,513,807
Kraft Foods, Inc. Notes:
5.25%, Due 10/01/13	5,950,000	5,929,145
5.625%, Due 11/01/11	2,935,000	3,057,525
Kroger Company Senior Bonds, Series B, 7.70%, Due 6/01/29	6,820,000	7,904,278
Lear Corporation Senior Notes, Series B, 8.11%, Due 5/15/09	2,800,000	3,241,000
Liberty Property LP Senior Notes, 7.25%, Due 3/15/11	5,085,000	5,752,208
Lockheed Martin Corporation Bonds, 8.50%, Due 12/01/29	4,565,000	5,953,052
M&T Bank Corporation, Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	1,885,000	1,872,350
MBNA Corporation Senior Medium-Term Notes, Series F, 7.50%, Due 3/15/12	4,100,000	4,684,008
MGM Mirage, Inc. Senior Notes, 6.00%, Due 10/01/09	3,975,000	4,044,563
Meadwestvaco Corporation Notes, 6.85%, Due 4/01/12	1,980,000	2,183,164
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	2,345,000	2,422,561
News America Holdings, Inc. Debentures, 8.25%, Due 8/10/18	2,750,000	3,371,899
News America Holdings, Inc. Senior Debentures, 7.70%, Due 10/30/25	2,800,000	3,210,130
News America, Inc. Guaranteed Senior Debentures, 7.625%, Due 11/30/28	325,000	371,053
NiSource Finance Corporation Senior Notes, 6.15%, Due 3/01/13	3,875,000	4,130,630
Norfolk Southern Corporation Notes, 7.80%, Due 5/15/27	7,000,000	8,317,617
Northern States Power Company First Mortgage Bonds, Series B, 8.00%, Due 8/28/12	2,145,000	2,614,894
Northrop Grumman Corporation Debentures, 7.75%, Due 3/01/16	4,345,000	5,237,902
Occidental Petroleum Corporation Senior Notes, 8.45%, Due 2/15/29	2,300,000	2,989,897
Office Depot, Inc. Notes, 6.25%, Due 8/15/13	$3,210,000	$3,332,038
Ohio Edison Company Senior Notes:
4.00%, Due 5/01/08 (b)	1,400,000	1,388,932
5.45%, Due 5/01/15 (b)	1,505,000	1,484,196
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes, 6.00%, Due 7/15/13 (b)	6,780,000	6,784,217
PSEG Power Corporation LLC Senior Notes, 6.95%, Due 6/01/12	3,155,000	3,539,544
Parker & Parsley Petroleum Company Senior Notes, 8.25%, Due 8/15/07	3,495,000	3,949,570
Pemex Project Funding Master Trust Bonds, 8.625%, Due 2/01/22	4,010,000	4,390,950
Pemex Project Funding Master Trust Guaranteed Notes, 6.125%, Due 8/15/08	2,280,000	2,407,680
Pemex Project Funding Master Trust Notes, 7.375%, Due 12/15/14	3,400,000	3,587,000
Petroleos Mexicanos Guaranteed Notes, 8.85%, Due 9/15/07	4,385,000	5,053,713
Phelps Dodge Corporation Notes, 8.75%, Due 6/01/11	2,400,000	2,864,450
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	2,650,000	3,207,086
Raytheon Company Debentures, 7.20%, Due 8/15/27	4,437,000	4,766,039
Raytheon Company Notes, 6.30%, Due 3/15/05	4,625,000	4,865,699
Reliant Energy Resources Corporation Notes, 7.75%, Due 2/15/11	2,190,000	2,459,169
SB Treasury Company LLC Bonds, 9.40%, Due 12/29/49 (Rate Reset Effective 6/30/08) (b)	1,785,000	1,990,275
Safeway, Inc. Notes:
4.80%, Due 7/16/07	2,000,000	2,086,848
6.50%, Due 3/01/11	1,155,000	1,262,006
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	4,370,000	4,927,175
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	4,045,000	4,804,477
Sprint Capital Corporation Guaranteed Senior Notes, 6.875%, Due 11/15/28	10,260,000	9,688,754
Sprint Capital Corporation Notes:
6.125%, Due 11/15/08	1,630,000	1,718,967
6.375%, Due 5/01/09	8,575,000	9,049,043
TXU Energy Company Notes, 7.00%, Due 3/15/13 (b)	2,225,000	2,445,771
Tele-Communications, Inc. Debentures 7.875%, Due 8/01/13	14,685,000	17,237,268
Telecom Italia Capital Yankee Notes, 4.00%, Due 11/15/08 (b)	3,835,000	3,835,479
Telecomunicaciones De Puerto Rico, Inc. Senior Notes, 6.80%, Due 5/15/09	2,645,000	2,944,403
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	1,510,000	1,781,658
Telus Corporation Yankee Notes, 8.00%, Due 6/01/11	5,665,000	6,524,216
Tenet Healthcare Corporation Senior Notes, 7.375%, Due 2/01/13	2,270,000	2,213,250
Texas Eastern Transmission Corporation Senior Bonds, 7.00%, Due 7/15/32	2,685,000	2,904,402
Time Warner Entertainment Company LP Senior Notes:
8.375%, Due 7/15/33	2,005,000	2,498,058
10.15%, Due 5/01/12	6,800,000	9,025,089

STRONG CORPORATE BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Time Warner, Inc. Debentures, 6.625%, Due 5/15/29	$3,130,000	$3,141,431
Tokai Preferred Capital Company LLC Bonds, 9.98%, Due 12/29/49 (Rate Reset Effective 6/30/08) (b)	3,175,000	3,569,170
Toys R Us, Inc. Notes, 7.875%, Due 4/15/13	3,770,000	4,172,071
Tricon Global Restaurants, Inc. Senior Notes, 7.65%, Due 5/15/08	1,055,000	1,186,875
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	1,510,000	1,813,528
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06	3,305,000	3,652,488
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	3,570,000	3,744,259
UST, Inc. Notes, 6.625%, Due 7/15/12	3,340,000	3,675,326
Union Pacific Corporation Notes:
5.75%, Due 10/15/07	5,465,000	5,870,246
6.50%, Due 4/15/12	3,950,000	4,388,118
United Mexican States Medium-Term Yankee Bonds, Series A, 8.30%, Due 8/15/31	6,955,000	7,744,393
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	6,825,000	7,644,000
Valero Energy Corporation Notes, 7.375%, Due 3/15/06	3,835,000	4,200,652
WMX Technologies, Inc. Bonds, 7.10%, Due 8/01/26	3,220,000	3,473,482
WPD Holdings UK Notes, 7.375%, Due 12/15/28 (b)	4,750,000	4,147,895
Washington Mutual Capital Bonds, 8.375%, Due 6/01/27	2,605,000	3,010,377
Westar Energy, Inc. Senior Notes, 9.75%, Due 5/01/07	3,565,000	4,077,469
Weyerhaeuser Company Notes:
5.95%, Due 11/1/08	6,340,000	6,791,668
6.125%, Due 3/15/07	1,800,000	1,948,021
6.75%, Due 3/15/12	1,920,000	2,081,812
XCEL Energy, Inc. Senior Notes, 7.00%, Due 12/01/10	3,205,000	3,605,990
XTO Energy, Inc. Senior Notes, 6.25%, Due 4/15/13	2,270,000	2,380,663
Yum! Brands, Inc. Senior Notes, 8.50%, Due 4/15/06	4,400,000	4,917,000
Zions Bancorporation Subordinated Notes, 6.00%, Due 9/15/15	2,000,000	2,082,406

Total Corporate Bonds (Cost $599,984,073)		627,364,216

Non-Agency Mortgage & Asset-Backed Securities 0.0%
Salomon Brothers Mortgage Securities VII, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1997-A, Class B3, 7.3887%, Due 10/01/25 (Acquired 7/09/97; Cost $163,253) (b) (g)	182,841	179,812
Small Business Administration Guaranteed Loan Pool # 40013, Interest Only Strips, 2.4194%, Due 9/30/17 (g)	1,117,637	27,941

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $772,058)		207,753

United States Government & Agency Issues 0.4%
FHLMC Participation Certificates:
14.00%, Due 9/01/12	4,890	5,815
14.75%, Due 3/01/10	2,856	3,327
FNMA Guaranteed Mortgage Pass-Thru Certificates, 13.50%, Due 4/01/11	$13,171	$15,274
GNMA Guaranteed Pass-Thru Certificates, 15.00%, Due 8/15/11 thru 8/15/12	29,937	35,823
United States Treasury Bonds, 5.375%, Due 2/15/31	2,500,000	2,584,278

Total United States Government & Agency Issues (Cost $2,639,513)		2,644,517

Preferred Stocks 0.9%
Centaur Funding Corporation 9.08% Series B (b)	4,800	5,749,488

Total Preferred Stocks (Cost $4,828,415)		5,749,488

Short-Term Investments (a) 9.4%
Collateral Received For Securities Lending 6.8%
Navigator Prime Portfolio	44,725,825	44,725,825

Corporate Bonds 1.4%
Capital One Bank Medium-Term Senior Notes, Tranche #113,6.50%, Due 7/30/04	$2,650,000	2,736,756
Continental Airlines, Inc. Pass-Thru Certificates, Series 1998-2, Class 2B, 6.465%, Due 10/15/04 (g)	512,652	487,623
Park Place Entertainment Corporation Senior Notes, 7.00%, Due 7/15/04	2,850,000	2,939,063
Tyson Foods, Inc. Notes, 6.625%, Due 10/01/04	3,200,000	3,320,684

		9,484,126

Repurchase Agreements 1.0%
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase Proceeds $6,553,310); Collateralized by: United States Government & Agency Issues (d)	6,552,900	6,552,900

United States Government Issues 0.2%
United States Treasury Bills, Due 11/06/03 thru 1/29/04 (c)	1,400,000	1,397,938

Total Short-Term Investments (Cost $61,930,928)		62,160,789

Total Investments in Securities (Cost $670,154,987) 105.6%		698,126,763
Other Assets and Liabilities, Net (5.6%)		(37,238,024)

Net Assets 100.0%		$660,888,739

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
1064 Five-Year U.S. Treasury Notes	12/03	$118,968,500	$(463,061)
25 Two-Year U.S. Treasury Notes	12/03	5,361,719	42,863

Sold:
864 Ten-Year U.S. Treasury Notes	12/03	97,024,500	(1,179,727)
270 U.S. Treasury Bonds	12/03	29,354,063	(116,537)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG HIGH-YIELD BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 94.6%
@Entertainment, Inc. Senior Discount Notes, Series B:
14.50%, Due 7/15/08 (Defaulted Effective 12/03/02) (g)	$17,350,000	$6,332,750
Zero %, Due 2/01/09 (Rate Reset Effective 2/01/04) (Defaulted Effective 12/03/02) (g)	4,700,000	1,668,500
AMC Entertainment, Inc. Senior Subordinated Notes, 9.875%, Due 2/01/12	2,660,000	2,932,650
ANR Pipeline Company Senior Notes, 8.875%, Due 3/15/10	1,770,000	1,938,150
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (Defaulted Effective 9/21/01) (g)	13,915,000	139,150
Allied Waste North America, Inc. Senior Secured Notes, 8.875%, Due 4/01/08	6,925,000	7,686,750
American Seafood Group LLC Senior Subordinated Notes, 10.125%, Due 4/15/10	2,765,000	3,318,000
American Tower Escrow Corporation Senior Subordinated Discount Notes, Zero %, Due 8/01/08	2,945,000	2,032,050
Anchor Glass Container Corporation Senior Secured Notes:
11.00%, Due 2/15/13 (b)	2,895,000	3,314,775
11.00%, Due 2/15/13	3,165,000	3,623,925
Avista Corporation Senior Notes, 9.75%, Due 6/01/08	2,125,000	2,518,125
BRL Universal Equipment LP/BRL Universal Equipment Corporation Senior Secured Notes, 8.875%, Due 2/15/08	3,500,000	3,797,500
Boise Cascade Corporation Senior Notes, 6.50%, Due 11/01/10	4,050,000	4,143,855
Boyd Gaming Corporation Senior Subordinated Notes, 8.75%, Due 4/15/12	2,255,000	2,474,863
Burns Philp Capital Property, Ltd. Senior Subordinated Notes, 9.75%, Due 7/15/12 (b)	3,470,000	3,556,750
Burns Philp Capital Property, Ltd./Burns Philp Capital U.S., Inc. Senior Yankee Notes, 9.50%, Due 11/15/10 (b)	2,360,000	2,489,800
CBD Media LLC/CBD Finance, Inc. Senior Subordinated Notes, 8.625%, Due 6/01/11 (b)	3,305,000	3,561,138
CBRE Escrow, Inc. Senior Notes, 9.75%, Due 5/15/10 (b)	2,835,000	3,075,975
CP Ships, Ltd. Senior Yankee Notes, 10.375%, Due 7/15/12	2,515,000	2,904,825
CSC Holdings, Inc. Senior Notes, 7.625%, Due 4/01/11	3,135,000	3,213,375
Calpine Corporation Second Priority Senior Secured Notes, 8.50%, Due 7/15/10 (b)	9,605,000	8,836,600
William Carter Company Senior Subordinated Notes, Series B, 10.875%, Due 8/15/11	3,000,000	3,412,500
Centerpoint Energy Resources Corporation Senior Notes, 7.875%, Due 4/01/13 (b)	2,790,000	3,175,620
Centerpoint Energy, Inc. Senior Notes, 7.25%, Due 9/01/10 (b)	1,860,000	1,995,871
Charter Communications Holdings LLC/ Charter Communications Holdings Capital Corporation Senior Notes, 10.00%, Due 4/01/09	3,630,000	3,031,050
Charter Communications Holdings II LLC/ Charter Communications Holdings II Capital Corporation Senior Notes, 10.25%, Due 9/15/10 (b)	$2,645,000	$2,704,513
Chesapeake Energy Corporation Senior Notes:
7.50%, Due 9/15/13 (b)	2,725,000	2,943,000
8.125%, Due 4/01/11	2,375,000	2,618,438
Chumash Casino & Resort Enterprise Senior Notes, 9.25%, Due 7/15/10 (Rate Reset Effective 1/15/04) (b)	3,145,000	3,459,500
Clark Refining & Marketing, Inc. Senior Notes, 8.625%, Due 8/15/08	2,000,000	2,080,000
Commonwealth Brands, Inc. Senior Subordinated Notes, 10.625%, Due 9/01/08 (b)	2,130,000	2,332,350
Constar International, Inc. Senior Subordinated Notes, 11.00%, Due 12/01/12	1,960,000	1,636,600
Corrections Corporation of America Senior Notes:
7.50%, Due 5/01/11	2,835,000	2,976,750
9.875%, Due 5/01/09	2,650,000	2,984,562
Crown European Holdings SA Second Priority Senior Secured Notes, 9.50%, Due 3/01/11	3,465,000	3,863,475
D.R. Horton, Inc. Senior Notes, 6.875%, Due 5/01/13	1,860,000	1,966,950
Dex Media West LLC/Dex Media West Finance Company Senior Notes, 8.50%, Due 8/15/10 (b)	1,355,000	1,483,725
Dex Media West LLC/Dex Media West Finance Company Senior Subordinated Notes, 9.875%, Due 8/15/13 (b)	1,875,000	2,142,187
DirecTV Holding LLC/DirecTV Financing, Inc. Senior Notes, 8.375%, Due 3/15/13	4,920,000	5,559,600
Doane Pet Care Company Senior Subordinated Notes, 9.75%, Due 5/15/07	3,559,000	3,158,612
Echostar DBS Corporation Notes, 5.75%, Due 10/01/08 (b)	2,940,000	2,943,675
Eircom PLC Senior Subordinated Notes, 8.25%, Due 8/15/13 (b)	3,765,000	4,113,262
Emmis Communications Corporation Senior Discount Notes, Zero %, Due 3/15/11 (Rate Reset Effective 3/15/06)	2,817,000	2,598,682
Equistar Chemical LP/Equistar Chemical Funding Corporation Senior Notes, 10.125%, Due 9/01/08	2,700,000	2,848,500
Fairpoint Communications, Inc. Senior Subordinated Notes, 12.50%, Due 5/01/10	2,760,000	2,980,800
Foot Locker, Inc. Debentures, 8.50%, Due 1/15/22	3,225,000	3,374,156
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	4,065,000	4,278,412
Gap, Inc. Notes, 10.55%, Due 12/15/08	1,650,000	2,017,125
Gaylord Entertainment Company Senior Notes, 8.00%, Due 11/15/13 (b) (e)	1,400,000	1,447,250
Gentek, Inc. Senior Subordinated Notes, 11.00%, Due 8/01/09 (Defaulted Effective 8/01/02) (g)	4,850,000	557,750
Georgia-Pacific Corporation Debentures, 7.70%, Due 6/15/15	2,940,000	3,072,300
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	3,455,000	3,964,612

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Graham Packaging Company/GPC Capital Corporation Senior Subordinated Notes, 8.75%, Due 1/15/08 (b)	$3,130,000	$3,247,375
HMH Properties, Inc. Senior Secured Notes, Series B, 7.875%, Due 8/01/08	2,630,000	2,728,625
John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance Corporation III First Mortgage Notes, Series B, 8.875%, Due 5/15/12	2,750,000	3,011,250
Hercules, Inc. Senior Notes, 11.125%, Due 11/15/07	2,130,000	2,481,450
Hilcorp Energy I LP/Hilcorp Finance Company Senior Notes, 10.50%, Due 9/01/10 (b)	3,710,000	4,006,800
Hollinger International Publishing, Inc. Senior Notes, 9.00%, Due 12/15/10	2,460,000	2,619,900
Hollywood Casino Shreveport/Shreveport Capital Corporation First Mortgage Notes, 13.00%, Due 8/01/06 (Defaulted Effective 8/01/03)	2,430,000	1,722,262
Houghton Mifflin Company Notes, 7.20%, Due 3/15/11	1,055,000	1,118,300
Houghton Mifflin Company Senior Discount Notes, Zero %, Due 10/15/13 (Rate Reset Effective 10/15/08) (b)	4,210,000	2,652,300
IMC Global, Inc. Senior Notes, 10.875%, Due 8/01/13 (b)	2,745,000	2,847,937
IPSCO, Inc. Senior Yankee Notes, 8.75%, Due 6/01/13 (b)	2,700,000	2,916,000
Insight Health Services Corporation Senior Subordinated Notes, 9.875%, Due 11/01/11	3,365,000	3,634,200
Intrawest Corporation Senior Yankee Notes:
7.50%, Due 10/15/13 (b)	1,475,000	1,486,062
10.50%, Due 2/01/10	2,410,000	2,660,037
Jacuzzi Brands, Inc. Senior Secured Notes, 9.625%, Due 7/01/10 (b)	3,730,000	3,972,450
Jefferson Smurfit Corporation Senior Notes, 7.50%, Due 6/01/13	945,000	968,625
JohnsonDiversey Holdings, Inc. Senior Notes, Zero %, Due 5/15/13 (Rate Reset Effective 5/15/07) (b)	3,510,000	2,632,500
JohnsonDiversey, Inc. Senior Subordinated Notes, Series B, 9.625%, Due 5/15/12	3,070,000	3,407,700
Earle M Jorgensen Company Notes, 9.75%, Due 6/01/12	2,920,000	3,182,800
Jostens, Inc. Senior Subordinated Notes, 12.75%, Due 5/01/10	3,920,000	4,566,800
L-3 Communications Corporation Senior Subordinated Notes, 7.625%, Due 6/15/12	4,220,000	4,620,900
LBI Media, Inc. Senior Subordinated Notes, 10.125%, Due 7/15/12	2,240,000	2,525,600
LDM Technologies, Inc. Senior Subordinated Notes, Series B, 10.75%, Due 1/15/07	2,825,000	2,839,125
Levi Strauss Company Trademark Variable Rate Term Loan, 8.875%, Due 8/01/06 (e)	3,000,000	3,112,500
Lone Star Technologies, Inc. Senior Subordinated Notes, Series B, 9.00%, Due 6/01/11	2,880,000	2,815,200
MDP Acquisitions PLC Senior Yankee Notes, 9.625%, Due 10/01/12	3,860,000	4,303,900
MGM Mirage, Inc. Senior Notes, 6.00%, Due 10/01/09	3,920,000	3,988,600
MSW Energy Holdings LLC/MSW Energy Finance Company, Inc. Senior Secured Notes, 8.50%, Due 9/01/10 (b)	$1,885,000	$2,026,375
Magellan Health Services Corporation Senior Notes, 9.375%, Due 11/15/07 (Defaulted Effective 3/11/03) (b)	2,870,000	2,927,400
Metaldyne Corporation Senior Notes, 10.00%, Due 11/01/13 (b)	935,000	916,300
Mikohn Gaming Corporation Senior Notes, 11.875%, Due 8/15/08	2,940,000	3,131,100
NATG Holdings LLC/Orius Capital Corporation Senior Subordinated Notes, Series B, 12.75%, Due 2/01/10 (Defaulted Effective 11/21/01) (g)	9,745,000	58,470
Nalco Company Senior Notes, 7.75%, Due 11/15/11 (b)	5,140,000	5,371,300
National Wine & Spirits, Inc. Senior Notes, 10.125%, Due 1/15/09	2,100,000	1,858,500
Nations Rent, Inc. Notes, 9.50%, Due 10/15/10 (b)	4,205,000	4,373,200
Neighborcare, Inc. Senior Subordinated Notes, 6.875%, Due 11/15/13 (b)	1,870,000	1,912,075
Nextel Communications, Inc. Senior Notes:
7.375%, Due 8/01/15	1,450,000	1,515,250
9.50%, Due 2/01/11	5,125,000	5,804,063
Norcraft Company Finance Corporation Senior Subordinated Notes, 9.00%, Due 11/01/11 (b)	935,000	986,425
Northwest Pipeline Corporation Senior Notes, 8.125%, Due 3/01/10	1,770,000	1,960,275
PCA LLC/PCA Finance Corporation Senior Notes, 11.875%, Due 8/01/09	3,900,000	4,270,500
Pacific Gas & Electric Company First Mortgage Bonds, Series 93D, 7.25%, Due 8/01/26	500,000	521,250
Pacific Gas & Electric Company Senior Notes, 10.375%, Due 11/01/05 (b)	4,500,000	4,590,000
Pacific Gas & Electric Company Senior Secured Notes, 6.875%, Due 7/15/08 (b)	2,825,000	3,008,625
Paxson Communications Corporation Senior Subordinated Discount Notes, Zero %, Due 1/15/09 (Rate Reset Effective 1/15/06)	4,175,000	3,527,875
Peabody Energy Corporation Senior Notes, 6.875%, Due 3/15/13	5,045,000	5,335,088
Pegasus Satellite Communications, Inc. Senior Notes, 11.25%, Due 1/15/10 (b)	3,240,000	2,608,200
JC Penney Company, Inc. Debentures, 9.75%, Due 6/15/21	2,065,000	2,157,925
Pennsylvania National Gaming, Inc. Senior Notes, 8.875%, Due 3/15/10	3,950,000	4,320,313
Perry Ellis International, Inc. Senior Subordinated Notes, 8.875%, Due 9/15/13 (b)	2,575,000	2,684,437
Plains All American Pipeline LP Senior Notes, 7.75%, Due 10/15/12	2,430,000	2,697,300
Premier International Foods PLC Senior Yankee Notes, 12.00%, Due 9/01/09	4,010,000	4,441,075
PRIMEDIA, Inc. Senior Notes:
7.625%, Due 4/01/08	2,000,000	2,000,000
8.875%, Due 5/15/11	2,060,000	2,137,250
Province Healthcare Company Senior Subordinated Notes, 7.50%, Due 6/01/13	2,410,000	2,422,050
Qwest Capital Funding, Inc. Guaranteed Notes, 7.90%, Due 8/15/10	4,335,000	4,161,600

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Qwest Communications International, Inc. Senior Notes, Series B, 7.50%, Due 11/01/08	$5,820,000	$5,674,500
Qwest Corporation Notes, 9.125%, Due 3/15/12 (Rate Reset Effective 3/15/04) (b)	2,765,000	3,138,275
Qwest Services Corporation Notes, 13.50%, Due 12/15/10 (b)	4,725,000	5,540,063
RailAmerica Transportation Corporation Senior Subordinated Notes, 12.875%, Due 8/15/10	4,945,000	5,711,475
Reddy Ice Group, Inc. Senior Subordinated Notes, 8.875%, Due 8/01/11 (b)	2,820,000	2,961,000
Reliant Resources, Inc. Term Loan, 5.27%, Due 3/15/07	3,000,000	2,655,000
Rent-A-Center, Inc. Senior Subordinated Notes, 7.50%, Due 5/01/10	3,780,000	4,025,700
Rexnord Corporation Senior Subordinated Notes, 10.125%, Due 12/15/12	2,110,000	2,352,650
Rite Aid Corporation Secured Notes, 8.125%, Due 5/01/10	2,370,000	2,547,750
Rockwood Specialties Group, Inc. Senior Subordinated Notes, 10.625%, Due 5/15/11 (b)	2,825,000	3,051,000
Rural Cellular Corporation Senior Notes, 9.875%, Due 2/01/10 (b)	3,760,000	3,769,400
Samsonite Corporation Senior Subordinated Notes, 10.75%, Due 6/15/08	2,475,000	2,611,125
Service Corporation International Notes:
6.875%, Due 10/01/07	1,500,000	1,530,000
7.70%, Due 4/15/09	1,625,000	1,694,063
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A, 8.00%, Due 6/01/08	3,000,000	3,165,000
Southern Natural Gas Company Senior Notes, 8.875%, Due 3/15/10	2,650,000	2,901,750
Sprint Capital Corporation Notes, 8.375%, Due 3/15/12	3,020,000	3,453,578
Standard Pacific Corporation Senior Notes, 9.25%, Due 4/15/12	3,950,000	4,364,750
Stewart Enterprises, Inc. Senior Subordinated Notes, 10.75%, Due 7/01/08	1,650,000	1,868,625
Stone Container Corporation Senior Notes, 8.375%, Due 7/01/12	3,160,000	3,349,600
Tenet Healthcare Corporation Senior Notes, 7.375%, Due 2/01/13	7,170,000	6,990,750
Titan Corporation Senior Subordinated Notes, 8.00%, Due 5/15/11 (b)	2,835,000	3,274,425
Town Sports International, Inc. Senior Notes, 9.625%, Due 4/15/11	5,555,000	5,978,569
Transwestern Publishing Company LP/TWP Capital Corporation II Senior Subordinated Notes, Series F, 9.625%, Due 11/15/07	2,730,000	2,825,550
Triton PCS, Inc. Guaranteed Senior Notes, 8.50%, Due 6/01/13	2,910,000	3,077,325
Turning Stone Casino Resort Enterprise Senior Notes, 9.125%, Due 12/15/10 (b)	2,110,000	2,297,263
Tyco International Group SA Guaranteed Yankee Notes, 6.125%, Due 1/15/09	3,000,000	3,168,750
Tyco International Group SA Senior Yankee Notes, 6.375%, Due 10/15/11	3,000,000	3,135,000
UCAR Finance, Inc. Guaranteed Senior Notes, 10.25%, Due 2/15/12	2,900,000	3,226,250
United Industries Corporation Secured Notes, Series D, 9.875%, Due 4/01/09	$3,670,000	$3,835,150
Venetian Casino Resort LLC/Las Vegas Sands, Inc. Mortgage Notes, 11.00%, Due 6/15/10	2,450,000	2,838,938
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09	3,610,000	3,709,275
Vivendi Universal SA Senior Yankee Notes, 6.25%, Due 7/15/08 (b)	7,070,000	7,423,500
Von Hoffman Corporation Senior Notes, 10.25%, Due 3/15/09	3,190,000	3,453,175
Wackenhut Corrections Corporation Senior Notes, 8.25%, Due 7/15/13 (b)	3,295,000	3,509,175
Waterford Gaming LLC Senior Notes, 8.625%, Due 9/15/12 (b)	3,333,000	3,503,816
Westar Energy, Inc. First Mortgage Notes, 7.875%, Due 5/01/07	4,290,000	4,853,063
Westport Resources Corporation Guaranteed Notes, 8.25%, Due 11/01/11	4,155,000	4,601,663
Williams Companies, Inc. Notes, 7.125%, Due 9/01/11	1,640,000	1,689,200
Williams Companies, Inc. Putable Asset Term Securities, Series A, 6.75%, Due 1/15/17 (Remarketing Date 1/15/06)	3,210,000	3,322,350
Williams Companies, Inc. Senior Notes, 8.625%, Due 6/01/10	2,360,000	2,596,000
Williams Scotsman, Inc. Senior Secured Notes, 10.00%, Due 8/15/08 (b)	2,810,000	3,105,050
Worldspan LP Senior Notes, 9.625%, Due 6/15/11 (b)	4,695,000	4,601,100
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corporation Mortgage Notes, 12.00%, Due 11/01/10	2,420,000	2,825,350
Yell Finance BV Senior Yankee Notes, 10.75%, Due 8/01/11	1,443,000	1,695,525
Yum! Brands, Inc. Notes, 7.70%, Due 7/01/12	2,450,000	2,774,625

Total Corporate Bonds (Cost $488,681,800)		485,750,893

Non-Agency Mortgage & Asset-Backed Securities 0.0%
Aircraft Lease Portfolio Securitization, Ltd. Pass-Thru Trust Certificates, Series 1996-1, Class D, 12.75%, Due 6/15/06 (Defaulted Effective 10/15/01) (g)	4,154,632	41,546
Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Thru Certificates, Series 1997-A, Class B3, 7.3887%, Due 10/01/25 (Acquired 7/09/97; Cost $183,767) (b) (g)	205,816	202,407

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $4,380,180)		243,953

Preferred Stocks 0.8%
CSC Holdings, Inc. 11.125% Series M	38,700	4,063,500

Total Preferred Stocks (Cost $3,792,600)		4,063,500

Common Stocks 1.0%
OpTel, Inc. Non-Voting (Acquired 2/07/97 - 5/07/98; Cost $603,030) (b) (f) (g)	17,325	173
Tri-State Outdoor Media Group, Inc. (Acquired 5/14/98-10/17/02; Cost $7,969,210) (b) (f) (g)	407,500	4,940,938

Total Common Stocks (Cost $8,572,240)		4,941,111

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Warrants 0.0%
Exide Technologies, Expire 3/18/06 (Acquired 11/20/01; Cost $0) (b) (g)	15,720	$0
Sirius Satellite Radio, Inc., Expire 5/15/09 (Acquired 5/13/99; Cost $105) (b) (g)	10,500	105
XM Satellite Radio, Inc., Expire 3/15/10 (Acquired 3/10/00; Cost $350,000) (b) (g)	2,500	53,750

Total Warrants (Cost $350,105)		53,855

Short-Term Investments (a) 0.4%
Repurchase Agreements
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase Proceeds $1,956,622); Collateralized by: United States Government & Agency Issues (d)	$1,956,500	1,956,500

Total Short-Term Investments (Cost $1,956,500)		1,956,500

Total Investments in Securities (Cost $507,733,425) 96.8%		497,009,812
Other Assets and Liabilities, Net 3.2%		16,398,861

Net Assets 100.0%		$513,408,673

STRONG SHORT-TERM BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 45.5%
ABN AMRO Bank NV Subordinated Notes, 7.25%, Due 5/31/05	$565,000	$611,316
AOL Time Warner, Inc. Notes, 6.15%, Due 5/01/07	9,400,000	10,228,478
Allied Waste North America, Inc. Senior Notes, Series B, 7.625%, Due 1/01/06	4,000,000	4,250,000
Altria Group, Inc. Notes, 7.20%, Due 2/01/07	2,000,000	2,123,686
Ametek, Inc. Senior Notes, 7.20%, Due 7/15/08	2,000,000	2,180,000
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	5,885,000	6,290,936
Bank One Texas North America Subordinated Notes, Tranche #SB1, 6.25%, Due 2/15/08	12,500,000	13,787,275
Bausch & Lomb, Inc. Senior Notes, 6.95%, Due 11/15/07	2,300,000	2,495,500
Beaver Valley Funding Corporation Debentures, 8.625%, Due 6/01/07	2,750,000	3,025,481
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	2,500,000	2,621,875
Boeing Capital Corporation Senior Notes, 7.10%, Due 9/27/05	1,650,000	1,795,885
British Sky Broadcasting, Ltd. Yankee Notes, 7.30%, Due 10/15/06	4,250,000	4,694,490
Burlington Northern Santa Fe Corporation Notes, 6.375%, Due 12/15/05	2,985,000	3,241,594
Cendant Corporation Senior Notes, 6.25%, Due 1/15/08	2,375,000	2,580,542
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	5,000,000	5,651,775
Clear Channel Communications, Inc. Senior Notes:
4.625%, Due 1/15/08	5,685,000	5,856,750
6.00%, Due 11/01/06	1,800,000	1,943,314
Consumers Energy Company First Mortgage Notes, 6.25%, Due 9/15/06	2,700,000	2,941,661
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	$3,230,000	$3,648,776
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08	3,500,000	3,640,658
Custom Repackaged Asset Vehicle Trusts - Wal-Mart Credit-Linked Trust Certificates, Series 1996-401, 7.35%, Due 7/17/06 (Acquired 10/16/96; Cost $1,900,181) (b) (g)	1,906,051	2,063,887
Custom Repackaged Asset Vehicle Trusts - Walt Disney Credit-Linked Trust Certificates, Series 1996-403, 7.20%, Due 1/10/07 (Acquired 12/18/96; Cost $2,002,230) (b) (g)	2,003,552	2,154,856
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	600,000	657,000
DaimlerChrysler North America Holding Corporation Notes, 4.75%, Due 1/15/08	9,500,000	9,501,159
Deutsche Telekom International Finance BV Yankee Notes, 3.875%, Due 7/22/08	2,950,000	2,944,578
Dominion Resources, Inc. Senior Notes, Series B, 7.625%, Due 7/15/05	5,285,000	5,758,314
European Investment Bank Yankee Notes, 3.00%, Due 6/16/08	4,990,000	4,965,314
Ford Motor Credit Company Notes, 6.50%, Due 1/25/07	4,000,000	4,130,136
France Telecom Variable Rate Yankee Notes, 8.45%, Due 3/01/06	4,750,000	5,323,011
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	2,000,000	2,105,000
General Electric Capital Corporation Notes, 3.50%, Due 5/01/08	15,000,000	14,975,025
General Mills, Inc. Notes, 3.875%, Due 11/30/07	4,700,000	4,740,443
General Motors Acceptance Corporation Senior Notes, 6.125%, Due 8/28/07	10,000,000	10,543,380
HCA, Inc. Notes, 7.125%, Due 6/01/06	3,750,000	4,018,826
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	3,250,000	3,522,188
Health Care Property Investment, Inc. Notes, 6.875%, Due 6/08/15 (Remarketing Date 6/08/05)	2,500,000	2,629,095
Hertz Corporation Senior Notes, 4.70%, Due 10/02/06 (b)	4,750,000	4,695,508
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	2,000,000	2,146,598
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	2,365,000	2,677,374
Huntington Capital I Variable Rate Capital Income Securities, 1.86%, Due 2/01/27	5,000,000	4,470,315
Kansas Gas & Electric First Mortgage Notes, 6.50%, Due 8/01/05	3,185,000	3,372,119
Lenfest Communications, Inc. Senior Subordinated Notes, 10.50%, Due 6/15/06	3,425,000	4,006,065
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	2,145,000	2,475,759
Liberty Media Corporation Senior Notes, 3.50%, Due 9/25/06	4,850,000	4,793,687
Lilly Del Mar, Inc. Floating Rate Capital Securities, 2.3413%, Due 8/05/29 (b)	10,500,000	10,479,809
Mandalay Resort Group Senior Notes, 9.50%, Due 8/01/08	2,000,000	2,320,000
Media General, Inc. Notes, 6.95%, Due 9/01/06	2,000,000	2,140,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
NWA Trust Structured Enhanced Return Trusts 1998 Floating Rate Notes, 4.36%, Due 4/15/11 (Acquired 4/06/98; Cost $5,588,000) (b) (g)	$5,500,000	$3,300,000
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	3,800,000	4,078,912
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	2,390,000	2,621,756
Northern Trust Company Medium-Term Bank Notes, Tranche #47, 7.50%, Due 2/11/05	3,000,000	3,219,684
Pogo Producing Company Senior Subordinated Notes, 10.375%, Due 2/15/09	3,000,000	3,240,000
Principal Life Global Funding I Medium-Term Notes, Tranche #12, 5.125%, Due 6/28/07 (b)	5,000,000	5,315,105
Principal Life Global Funding Medium-Term Notes, Tranche #25, 2.80%, Due 6/26/08 (b)	5,000,000	4,814,315
Protective Life United States Funding Trust Agreement-Backed Notes, 5.875%, Due 8/15/06 (b)	7,000,000	7,627,431
Raytheon Company Notes, 6.75%, Due 8/15/07	6,600,000	7,237,712
Ryland Group, Inc. Senior Notes, 9.75%, Due 9/01/10	1,637,000	1,882,550
Safeway, Inc. Notes, 6.15%, Due 3/01/06	7,000,000	7,528,605
Smurfit Capital Funding PLC Guaranteed Notes, 6.75%, Due 11/20/05	3,000,000	3,090,000
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	2,250,000	2,536,875
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	3,500,000	4,157,150
Sprint Capital Corporation Notes, 6.00%, Due 1/15/07	5,000,000	5,303,220
Star Capital Trust I Floating Rate Securities, 1.905%, Due 6/15/27	10,000,000	9,602,110
TCI Communications, Inc. Notes, 6.875%, Due 2/15/06	3,399,000	3,694,866
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	3,750,000	4,168,598
Transocean Sedco Forex Corporation Notes, 6.75%, Due 4/15/05	4,500,000	4,779,689
Tricon Global Restaurants, Inc. Senior Notes:
7.45%, Due 5/15/05	1,370,000	1,472,750
7.65%, Due 5/15/08	2,500,000	2,812,500
Triumph Capital CBO I, Ltd./Triumph Capital CBO I, Inc. Senior Secured Floating Rate Notes, Class A-2, 1.76%, Due 6/15/11 (Acquired 4/15/99; Cost $16,745,280) (b) (g)	16,745,280	16,592,898
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06	7,000,000	7,735,980
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	2,390,000	2,382,340
Valero Energy Corporation Notes, 7.375%, Due 3/15/06	5,500,000	6,024,403
Verizon Global Funding Corporation Notes, 4.00%, Due 1/15/08	6,205,000	6,291,628
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	11,485,000	11,343,953
Washington Mutual Inc. Senior Notes, 5.625%, Due 1/15/07	4,810,000	5,185,344
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	3,470,000	3,842,317
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	$6,465,000	$6,899,086

Total Corporate Bonds (Cost $359,702,052)		366,001,215

Municipal Bonds 0.1%
Santa Cruz County, Arizona Industrial Development Authority Revenue - Citizens Utility Company Project, 4.75%, Due 8/01/20 (Mandatory Put at $100 on 8/01/07)	500,000	517,500

Total Municipal Bonds (Cost $496,250)		517,500

Non-Agency Mortgage & Asset-Backed Securities 30.6%
ABN AMRO Mortgage Corporation Adjustable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	3,904,097	3,963,317
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates:
Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	8,495,496	9,150,809
Series 1996-MD6, Class A-1A, 6.72%, Due 11/13/29	82,704	82,868
Series 1996-MD6, Class A-1B, 6.88%, Due 11/13/29	5,410,000	5,419,266
Bank of America Commercial Mortgage, Inc. Interest Only Asset-Backed Certificates, Series 2001-PB1, Class XP, 1.5255%, Due 5/11/35 (b)	37,000,000	3,490,961
Bank of America Mortgage Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2002-E, Class A-1, 7.0024%, Due 6/20/31	1,431,378	1,460,453
Series 2002-G, Class 2-A-1, 6.6789%, Due 7/20/32	1,515,353	1,542,683
Series 2002-K, Class 3-A-1, 7.3129%, Due 10/20/32	2,333,151	2,395,490
Bear Stearns Adjustable Rate Mortgage Trust Pass-Thru Certificates, Series 2001-8, Class IA, 6.6989%, Due 11/25/31	2,165,906	2,179,461
Bear Stearns Structured Products, Inc. Principal Only Notes, Series 2003-2, Class A, Zero%, Due 6/25/29 (Acquired 7/11/03; Cost $3,579,106) (b) (g)	3,807,559	3,579,106
COMM Floating Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-FL2, Class B, 1.47%, Due 4/15/11	5,000,000	5,003,228
CWMBS, Inc. Mortgage Pass-Thru Certificates, Series 2001-25, Class 2A1, 6.00%, Due 1/25/17	2,500,439	2,522,185
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-23, Class 1A1, 5.4025%, Due 12/25/31	2,278,789	2,301,254
Series 2001-HYB1, Class 2A1, 6.1228%, Due 6/19/31	5,572,320	5,680,283
California Federal Bank Adjustable Rate Mortgage Pass-Thru Certificates, Series 1990-BN1, Class AX, 16.1909%, Due 11/25/20 (g)	367,653	366,274

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chase Credit Card Master Trust Variable Rate Asset-Backed Notes, Series 2003-6, Class C, 1.92%, Due 2/15/11 (e)	$3,600,000	$3,600,000
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 1.72%, Due 5/25/33	2,000,000	2,000,000
Chase Mortgage Finance Corporation Pass-Thru Certificates, Series 2002-S7, Class 1A2, 6.50%, Due 2/25/27	191,201	191,126
Collateralized Mortgage Obligation Trust 47, Class E, Principal Only, Zero%, Due 9/01/18	560,536	544,787
Commercial Resecuritization Trust Floating Rate Bonds, Series 2001-ABC2, Class A2, 2.27%, Due 2/21/13 (Acquired 2/23/01; Cost $13,000,000) (b) (g)	13,000,000	12,853,750
ContiMortgage Home Equity Loan Trust Interest Only Senior Strip Certificates, Series 1996-2, Class A, 0.5363%, Due 7/15/27 (g)	17,302,585	2,703
ContiSecurities Residual Corporation ContiMortgage Net Interest Margin Notes, Series 1997-A, 7.23%, Due 7/16/28 (g)	2,383,855	745
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-CU, Class A-2, 6.52%, Due 1/17/35	4,785,845	5,040,890
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-CK6, Class A, Interest Only 0.9332%, Due 12/15/08	43,014,000	1,841,537
Series 2002-AR17, Class 2-A-1, 5.3591%, Due 12/19/39	2,789,857	2,849,142
Series 2003-6, Class M1, 1.82%, Due 2/25/34	3,000,000	3,000,000
Drexel Burnham Lambert Collateralized Mortgage Obligation Trust, Series T, Class T-4, 8.45%, Due 9/20/19	2,232,228	2,243,065
Eastman Hill Funding 1, Ltd. Interest Only Bonds, Series 1A, Class A2, 0.834%, Due 9/29/31 (g)	71,486,586	2,216,084
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	9,930,933	10,002,312
FEP Receivables Participation Funding LP Floating Rate Notes, Series 2002-2A, Class A, 2.72%, Due 6/18/12	4,430,995	4,426,841
GE Capital Commercial Mortgage Corporation Interest Only Variable Rate Pass-Thru Certificates:
Series 2001-1, Class X-2, 0.9536%, Due 5/15/33 (b)	100,000,000	3,929,000
Series 2001-2, Class X-2, 1.013%, Due 8/11/33 (b)	75,000,000	3,714,844
GMAC Commercial Mortgage Securities, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.6868%, Due 4/15/34 (b)	67,720,000	2,314,398
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	$7,678,911	$8,389,754
GMBS, Inc. Countrywide Funding Certificates, Series 1990-1, Class Z, 9.25%, Due 1/28/20	218,030	217,892
GS Mortgage Securities Corporation Variable Rate Mortgage Participation Securities, Series 1998-1, Class A, 8.00%, Due 9/19/27 (b)	2,760,994	3,020,852
GSMPS Mortgage Loan Trust Mortgage Partnership Securities, Series 2003-3, Class A2, 7.50%, Due 6/25/43	8,000,000	8,662,500
GSR Mortgage Loan Trust Adjustable Rate Pass-Thru Certificates:
Series 2002-2, Class A1-D, 6.016%, Due 5/25/32	5,230,878	5,265,193
Series 2002-4, Class A1-B, 4.826%, Due 4/25/32	1,390,100	1,386,704
Series 2002-1, Class A-1, 5.7561%, Due 3/25/32	1,873,485	1,896,903
Golden National Mortgage Asset-Backed Certificates, Series 1998-GNI, Class M-2, 8.02%, Due 2/25/27	1,634,525	1,685,684
Green Tree Home Equity Loan Trust Pass-Thru Certificates, Series 1999-C, Class M1, 7.77%, Due 7/15/30	3,000,000	3,195,255
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates, Series 1998-E, Class M-2, 7.27%, Due 6/15/28	6,500,000	6,759,360
J.P. Morgan Residential Mortgage Acceptance Corporation Pass-Thru Certificates, Series 2002-R2, Class I-A-1, 4.25%, Due 4/28/30 (Acquired 1/17/03; Cost $3,013,495) (b) (g)	2,986,431	3,011,815
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	125,000,000	5,397,450
Mellon Residential Funding Corporation Mortgage Pass-Thru Certificates, Series 2001-HEIL 1, Class A-3, 5.945%, Due 2/25/11	630,502	630,175
Merrill Lynch Mortgage Investors, Inc. Senior Subordinated Pass-Thru Certificates, Series 1994-A, Class A-5, 6.9144%, Due 2/15/24	1,586,582	1,597,530
Morgan Stanley Capital I, Inc. Interest Only Variable Rate Commercial Mortgage Pass-Thru Certificates, Series 1999-WF1, Class X, 0.8068%, Due 11/15/31 (b)	83,488,017	2,703,325
Prudential Home Mortgage Securities Company Mortgage Pass-Thru Certificates, Series 1992-21, Class B-2, 7.50%, Due 8/25/07 (g)	293,800	296,738
Railcar Leasing LLC Senior Secured Notes, Series 1, Class A-1, 6.75%, Due 7/15/06 (b)	10,414,593	11,096,072
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates:
Series 2002-RS5, Class A-I-IO, 4.00%, Due 2/25/05	38,607,261	1,158,218

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Series 2002-RS6, Class A-I-IO, 2.00%, Due 4/25/05	$95,012,573	$1,485,047
Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	86,554,054	1,379,672
Series 2002-RZ4, Class A-IO, 5.75%, Due 4/25/05	24,884,059	1,271,420
Series 2003-RZ2, Class A-IO, 5.75%, Due 9/25/05	26,456,693	1,546,063
Residential Asset Mortgage Products, Inc. Variable Rate Pass-Thru Certificates, Series 2003-SL1, Class 4A1, 8.00%, Due 11/25/31 (e)	10,000,000	10,377,000
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 3.00%, Due 9/10/35 (Acquired 9/10/03; Cost $5,993,642) (b) (g)	5,993,642	5,993,642
Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Thru Certificates, Series 1998-S25, Class A-2, 6.25%, Due 10/25/13	1,635,577	1,634,164
Rural Housing Trust 1987-1 Senior Mortgage Pass-Thru Subordinated Certificates, Class 3B, 7.33%, Due 4/01/26	3,003,313	3,037,642
Salomon Brothers Commercial Mortgage Trust Interest Only Variable Rate Pass-Thru Certificates, Series 2001-C1, Class X-2, 0.9963%, Due 12/18/35	115,000,000	5,318,750
Salomon Brothers Mortgage Securities VI, Inc. Stripped Coupon Mortgage Pass-Thru Certificates, Series 1987-3, Class A, Principal Only, Zero %, Due 10/23/17	409,201	373,537
Shearson Lehman Pass-Thru Securities, Inc. Asset Trust Variable Rate Pass-Thru Certificates, Series 1988-3, Class A, 3.8092%, Due 9/15/18	1,508,088	1,480,243
Structured Asset Investment Loan Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	20,454,524	1,102,627
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.07%, Due 4/25/33	3,000,000	3,026,250
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates:
Series 1998-RF2, Class A, 8.542%, Due 7/15/27 (b)	9,246,966	10,226,589
Series 2002-8A, Class 3-A, 5.9024%, Due 5/25/32	3,065,938	3,082,556
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 2003-1, Class M1, 1.80%, Due 10/25/33	5,000,000	5,000,000
Series 2003-BC 10, Class M1, 1.87%, Due 10/25/33	3,500,000	3,500,000
Structured Mortgage Asset Residential Trust Pass-Thru Certificates, Series 1992-5, Class BO, Principal Only, Zero %, Due 6/25/23 (g)	28,226	25,772
Structured Mortgage Trust Commercial Mortgage-Backed Securities, Series 1997-2, Class A, 5.2819%, Due 1/30/06 (g)	$560,737	$527,618
Summit Mortgage Trust Variable Rate Pass-Thru Certificates, Series 2002-1, Class A1, 6.2585%, Due 6/28/16 (b)	106,119	106,119
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-1, 5.5262%, Due 4/26/32	3,751,197	3,807,893
Series 2002-AR4, Class A-7, 5.5262%, Due 4/26/32	1,824,932	1,853,715
Wells Fargo Mortgage Backed Securities Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class A-1, 4.9804%, Due 7/25/32	1,622,433	1,637,335
Wilshire Funding Corporation Adjustable Rate Mortgage-Backed Certificates:
Series 1996-2, Class M2, 6.4647%, Due 8/25/32	1,266,283	1,278,155
Series 1996-3, Class M3, 6.4647%, Due 8/25/32	1,266,283	1,278,155

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $244,918,789)		246,630,246

United States Government & Agency Issues 21.2%
FHLMC Adjustable Rate Participation Certificates:
Pool #789272, 5.695%, Due 4/01/32	3,480,025	3,582,022
Pool #865496, 6.214%, Due 5/01/26	1,013,731	1,048,374
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	3,540,451	4,062,667
FHLMC Participation Certificates:
6.00%, Due 10/01/09	3,575,735	3,734,539
7.50%, Due 12/01/11	4,078,182	4,345,439
8.50%, Due 9/01/17	1,779,388	1,951,160
9.00%, Due 5/01/06 thru 10/01/19	5,815,746	6,551,567
9.50%, Due 3/01/11 thru 12/01/22	3,052,768	3,505,607
10.25%, Due 7/01/09	86,056	94,883
10.50%, Due 1/01/16 thru 7/01/19	1,881,538	2,174,874
10.75%, Due 9/01/09 thru 11/01/10	106,342	118,323
11.25%, Due 11/01/09	136,008	153,863
FHLMC Participation Certificates, Series 2198, Class SC, 9.00%, Due 6/15/28	1,124,317	1,227,369
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates, Pool #545460, 5.847%, Due 11/01/31	3,295,457	3,409,722
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, Series 2002-T6, Class A4, 5.3374%, Due 3/25/41	3,356,976	3,513,277
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W6, Class 6A, 5.2429%, Due 8/25/42	8,747,305	9,206,538
Series 2003-W11, Class A1, 5.344%, Due 6/25/33	4,840,452	5,015,919
FNMA Grantor Trust Pass-Thru Certificates, 9.50%, Due 5/25/42	5,347,317	6,136,046

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.00%, Due 3/01/33	$5,986,314	$6,233,250
6.50%, Due 6/01/09 thru 8/01/31	12,344,484	13,029,927
7.00%, Due 12/01/12	3,871,013	4,082,206
8.00%, Due 3/01/13 thru 9/01/23	13,268,113	14,348,388
8.50%, Due 11/01/12 thru 2/01/23	4,577,225	5,002,209
9.00%, Due 11/01/24	800,277	907,789
9.50%, Due 2/15/11	1,642,439	1,806,236
11.00%, Due 10/15/20	6,013,005	6,917,053
12.00%, Due 3/01/17	913,399	1,073,369
FNMA Guaranteed Real Estate Mortgage Investment Conduit Interest Only Adjustable Rate Pass-Thru Certificates, Series 1995-G2, Class IO, 10.00%, Due 5/25/20	1,875,713	499,025
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
9.40%, Due 10/25/19	1,870,903	2,094,292
10.00%, Due 6/25/19	1,825,054	2,076,091
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 12/25/41	14,988,877	17,199,736
FNMA Notes:
3.50%, Due 1/28/08	645,000	642,699
4.375%, Due 10/15/06	225,000	235,955
5.75%, Due 2/15/08	3,175,000	3,482,327
6.00%, Due 5/15/11	8,545,000	9,434,646
FNMA Stripped Mortgage-Backed Interest Only Securities, Series 1993-M1, Class N, 0.84%, Due 4/25/20	940,852	294
FNMA Stripped Mortgage-Backed Securities, Series 107, Class 1, Principal Only, Zero %, Due 10/25/06	131,159	129,096
GNMA Guaranteed Pass-Thru Certificates:
7.50%, Due 12/15/07 thru 2/15/13	7,427,178	7,945,757
8.00%, Due 12/15/08	326,297	347,043
8.50%, Due 5/15/10	258,139	275,649
9.00%, Due 11/15/24	369,361	410,359
9.75%, Due 9/15/05 thru 11/15/05	291,319	307,874
10.00%, Due 2/20/18	101,215	115,980
12.50%, Due 4/15/19	5,812,886	6,954,394
Small Business Administration Guaranteed Loan Interest Only Variable Rate Certificates, Group #0190, 3.1109%, Due 7/30/18 (g)	4,669,950	145,936
USGI Federal Housing Authority Variable Rate Insured Project Loan, Pool Banco 85, 11.00%, Due 11/24/19	744,836	746,000
United States Treasury Bonds, 12.00%, Due 8/15/13	3,280,000	4,552,922

Total United States Government & Agency Issues (Cost $165,849,432)		170,828,691

Short-Term Investments (a) 5.1%
Collateral Received for Securities Lending 1.7%
Navigator Prime Portfolio	14,126,856	14,126,856

Corporate Bonds 1.9%
Fort James Corporation Senior Notes, 6.625%, Due 9/15/04	$2,000,000	2,070,000
International Game Technology Senior Notes, 7.875%, Due 5/15/04	4,850,000	4,998,570
News America, Inc. Guaranteed Debentures, 6.703%, Due 5/21/04	7,920,000	8,103,166

		15,171,736
Non-Agency Mortgage & Asset-Backed Securities 0.1%
Delta Funding Home Equity Loan Trust Interest Only Variable Rate Asset-Backed Certificates, Series 2000-4, Class IO, 9.25%, Due 12/15/03	$12,972,973	$87,162
SL Commercial Mortgage Trust Mortgage Pass-Thru Certificates, Series 1997-C1, Class A, 6.875%, Due 7/25/04 (b)	573,989	582,581

		669,743
Repurchase Agreements 1.4%
ABN AMRO Inc. (Dated 10/31/03), 1.05%, Due 11/03/03 (Repurchase Proceeds $8,100,709); Collateralized by: United States Government & Agency Issues (d)	8,100,000	8,100,000
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase Proceeds $3,040,590); Collateralized by: United States Government & Agency Issues (d)	3,040,400	3,040,400

		11,140,400
United States Government & Agency Issues 0.0%
FHLMC Participation Certificates, 6.50%, Due 5/01/04	57,372	57,605
United States Treasury Bills, Due 11/13/03 (c)	200,000	199,952

		257,557

Total Short-Term Investments (Cost $41,009,253)		41,366,292

Total Investments in Securities (Cost $811,975,776) 102.5%		825,343,944
Other Assets and Liabilities, Net (2.5%)		(20,476,820)

Net Assets 100%		$804,867,124

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
110 Five-Year U.S. Treasury Notes	12/03	$12,299,375	$213,517

STRONG GOVERNMENT SECURITIES FUND

	Shares or Principal Amount	Value (Note 2)
United States Government & Agency Issues 107.6%
FHA Insured Project Loan 956-55054, 2.93%, Due 11/01/12	$2,543,495	$2,492,625
FHLMC Adjustable Rate Participation Certificates:
Pool #1B0123, 6.10%, Due 9/01/31	401,757	414,450
Pool #1B0128, 6.149%, Due 9/01/31	467,843	482,902
Pool #1B0129, 6.108%, Due 9/01/31	7,230,302	7,454,779
Pool #611023, 3.797%, Due 10/01/26	2,818,278	2,919,891
Pool #786823, 6.07%, Due 7/01/29	15,474,553	15,924,813
Pool #789483, 5.695%, Due 6/01/32	5,705,276	5,872,967
Pool #865496, 6.214%, Due 5/01/26	560,856	580,023
Series 1582, Class A, 5.00%, Due 9/15/08	5,456,514	5,698,168
Series T-15, Class A6, 1.32%, Due 11/25/28	2,787,330	2,797,521
Series T-35, Class A, 1.26%, Due 9/25/31	9,458,047	9,470,705

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FHLMC Debentures:
4.875%, Due 3/15/07	$10,000,000	$10,642,110
7.00%, Due 3/15/10	20,400,000	23,755,555
FHLMC Guaranteed Adjustable Rate Mortgage Participation Certificates:
4.937%, Due 7/25/43	4,967,774	4,966,804
Series 2003-T4, Class 2A1, 1.19%, Due 12/26/21	22,839,454	23,567,462
FHLMC Guaranteed Interest Only Participation Certificates, Series T-53, Class S, 6.50%, Due 6/25/05	30,025,000	2,954,460
FHLMC Guaranteed Mortgage Participation Certificates:
5.00%, Due 11/25/17	5,392,314	5,432,756
8.00%, Due 4/15/21	3,106,585	3,107,564
8.50%, Due 5/15/06	841,862	841,904
9.30%, Due 7/15/21	74,877	74,877
9.50%, Due 2/25/42	10,349,416	11,875,954
FHLMC Guaranteed Participation Certificates, Series T-55, Class 2A1, 5.484%, Due 3/25/43	11,721,584	12,180,755
FHLMC Medium-Term Notes:
2.70%, Due 10/02/06	8,825,000	8,845,253
3.25%, Due 2/25/08	20,000,000	19,783,240
3.375%, Due 4/08/08	2,500,000	2,492,590
4.75%, Due 5/06/13	15,000,000	14,580,450
FHLMC Notes:
2.75%, Due 8/15/06	12,000,000	12,069,588
4.125%, Due 1/17/06	17,405,000	17,501,737
6.00%, Due 6/15/11	16,800,000	18,559,212
FHLMC Participation Certificates:
6.302%, Due 1/01/26	439,015	460,329
6.50%, Due 5/01/11	3,939,835	4,147,267
7.00%, Due 11/17/13 thru 1/25/21	2,803,512	2,968,973
7.25%, Due 7/01/08	58,629	60,599
7.26%, Due 6/01/06	6,148,597	6,675,070
7.50%, Due 12/01/11 thru 12/01/12	64,807,159	68,921,993
8.00%, Due 7/01/08 thru 2/01/17	3,583,636	3,848,625
8.50%, Due 7/01/07 thru 6/01/17	4,497,060	4,827,691
9.00%, Due 9/15/05 thru 4/01/21	4,439,452	4,932,081
9.50%, Due 4/01/07 thru 4/01/25	1,219,244	1,348,721
10.00%, Due 10/01/05 thru 2/17/25	14,258,175	16,301,096
10.50%, Due 8/01/19 thru 8/01/20	1,149,728	1,328,198
14.00%, Due 2/01/12 thru 11/01/12	2,856	3,364
14.50%, Due 3/01/11 thru 12/01/11	1,848	2,173
14.75%, Due 8/01/11	294	344
15.00%, Due 8/01/11	9,562	11,228
FHLMC Pass-Thru Certificates, 9.50%, Due 9/17/22	10,164,696	11,473,401
FHLMC Real Estate Mortgage Investment Conduit Participation Certificates, 4.65%, Due 10/25/30	35,757,822	36,288,604
FHLMC Structured Pass-Thru Securities, Series T-23, Class A, 1.26%, Due 5/25/30	12,505,432	12,520,826
FHLMC TBA Mortgage Pass-Thru Certificates:
4.50%, Due 11/15/18 (e)	47,095,000	46,977,263
5.00%, Due 11/15/18 (e)	23,975,000	24,349,609
FNMA Bonds, 6.625%, Due 11/15/30	5,000,000	5,652,470
FNMA Grantor Trust Variable Rate Certificates:
Series 2002-T12, Class A5, 5.340%, Due 10/25/41	12,277,748	12,849,400
Series 2003-T3, Class 2A1, 1.21%, Due 10/25/21	20,677,595	20,676,787
FNMA Guaranteed Mortgage Pass-Thru Certificates:
5.00%, Due 7/01/06	$8,679,109	$8,856,270
5.60%, Due 11/01/05	489,638	505,647
6.226%, Due 12/01/08	39,317,794	43,084,522
6.292%, Due 5/01/05	8,790,235	9,146,235
6.695%, Due 8/01/05	174,988	181,667
6.79%, Due 11/01/07	9,977,108	10,923,239
7.00%, Due 9/01/07 thru 9/01/15	1,284,152	1,360,677
7.17%, Due 10/01/09	4,211,254	4,785,345
7.18%, Due 10/01/09	3,342,018	3,799,494
7.50%, Due 7/01/15	86,476	91,708
8.00%, Due 6/01/12 thru 11/01/26	27,604,606	29,959,703
8.50%, Due 7/01/10 thru 6/01/27	22,279,405	24,457,906
8.75%, Due 1/01/10	246,315	269,295
9.00%, Due 11/01/12 thru 7/01/28	5,480,183	6,011,201
9.50%, Due 6/01/05 thru 7/01/28	3,109,972	3,478,300
10.00%, Due 12/01/20	1,923,490	2,211,629
11.00%, Due 2/01/19 thru 10/15/20	1,752,285	2,017,770
12.00%, Due 7/15/14	1,137,062	1,344,325
13.25%, Due 4/01/12	323	364
13.50%, Due 1/01/12	2,000	2,193
14.50%, Due 1/01/12	2,876	3,166
15.50%, Due 10/01/12	2,132	2,548
FNMA Guaranteed Real Estate Mortgage Adjustable Rate Pass-Thru Certificates:
1.21%, Due 11/25/33	24,000,000	24,000,000
5.11%, Due 4/01/33	20,385,408	20,818,598
4.928%, Due 7/01/33	14,980,442	15,570,535
Pool #103102, 3.572%, Due 3/01/18	1,235,967	1,248,485
Pool #457277, 7.357%, Due 10/01/27	4,294,911	4,478,534
Pool #530074, 6.645%, Due 3/01/30	109,186	111,362
Pool #534738, 3.724%, Due 5/01/27	2,414,898	2,497,182
Pool #538435, 4.319%, Due 7/01/26	3,341,425	3,400,970
Pool #545117, 6.767%, Due 12/01/40	1,879,934	1,944,487
Pool #545187, 5.942%, Due 9/01/31	8,597,054	8,899,639
Pool #545208, 5.84%, Due 9/01/31	3,537,425	3,669,050
Pool #545460, 5.847%, Due 11/01/31	10,545,462	10,911,112
Pool #54844, 3.78%, Due 9/01/27	5,962,225	6,028,534
Pool #635726, 5.49%, Due 4/01/32	7,286,878	7,493,742
Pool #646643, 5.893%, Due 6/01/32	3,600,507	3,709,007
Pool #646644, 6.182%, Due 6/01/32	16,186,379	16,880,056
Pool #66414, 5.509%, Due 9/01/28	4,703,736	4,799,281
Pool #675479, 5.171%, Due 1/01/33	23,266,720	23,979,263
FNMA Guaranteed Real Estate Mortgage Investment Conduit Adjustable Rate Pass-Thru Certificates, Series 1994-M4, Class B, 8.55%, Due 8/25/26	447,215	451,350
FNMA Guaranteed Real Estate Mortgage Investment Conduit Adjustable Rate Pass-Thru Trust:
Series 2002-T5, Class A1, 1.24%, Due 5/25/32	7,524,309	7,540,405
Series 2002-W11, Class AF1, 1.24%, Due 11/25/32	6,340,079	6,340,574
FNMA Guaranteed Real Estate Mortgage Investment Conduit Adjustable Rate Trust Participation Certificates:
Series 2002-33, Class A4, 5.352%, Due 11/25/30	2,925,401	3,024,133
Series 2003-W5, Class A, 1.23%, Due 4/25/33	17,840,817	17,840,523

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Series 2003-W6, Class 6A, 5.243%, Due 8/25/42	$21,868,262	$23,016,346
Series 2003-W6, Class PT4, 9.547%, Due 10/25/42	17,605,985	20,202,867
Series 2003-W7, Class A1, Zero %, Due 3/25/33	14,606,441	14,592,711
Series 2003-W8, Class PT1, 9.585%, Due 12/25/42	12,098,055	13,882,519
Series 2003-W9, Class A, 1.24%, Due 6/25/33	5,673,165	5,673,709
Series 2003-W11, Class A1, 5.344%, Due 6/25/33	9,680,905	10,031,837
Series 2003-W13, Class AF1, 1.19%, Due 10/25/33	42,852,323	42,882,496
Series 2003-W13, Class AV2, 1.26%, Due 10/25/33	20,500,000	20,552,398
FNMA Guaranteed Real Estate Mortgage Investment Conduit Adjustable Rate Trust Pass-Thru Certificates:
Series 2002-W12, Class AF1, 1.22%, Due 2/25/33	11,383,691	11,383,691
Series 2003-T2, Class A1, 1.26%, Due 3/25/33	16,169,668	16,148,648
Series 2003-W3, Class 1A4, 4.978%, Due 8/25/42	28,896,923	30,242,364
FNMA Guaranteed Real Estate Mortgage Investment Conduit Certificates, Series 1999-W6, Class A, 9.413%, Due 9/25/28	2,110,103	2,322,601
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
5.746%, Due 7/25/41	12,426,640	12,900,468
7.00%, Due 10/25/21 thru 6/25/22	10,819,011	11,619,118
8.00%, Due 6/25/21 thru 4/25/22	5,865,680	6,288,145
8.75%, Due 12/25/19 thru 1/25/21	2,828,257	3,163,188
9.00%, Due 7/25/20 thru 4/25/21	1,942,707	2,187,809
9.20%, Due 12/25/19	1,080,616	1,211,988
9.25%, Due 4/25/18	296,346	331,369
9.40%, Due 10/25/19	873,088	977,336
9.50%, Due 3/25/19 thru 12/25/41	41,103,837	47,096,728
9.67%, Due 8/25/20	3,363,306	3,831,525
10.00%, Due 3/25/19 thru 5/25/19	6,396,646	7,289,738
10.10%, Due 2/25/18	763,602	874,713
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust:
4.50%, Due 8/25/42	2,017,984	2,030,597
9.50%, Due 8/25/41	5,527,227	6,342,493
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates, 4.50%, Due 5/25/17	2,019,337	2,029,434
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Interest Only Pass-Thru Certificates, 4.00%, Due 11/25/04	54,000,000	1,771,200
FNMA Notes:
2.375%, Due 3/17/06 thru 4/13/06	25,605,000	25,536,401
2.875%, Due 5/19/08	10,000,000	9,700,580
3.50%, Due 1/28/08	19,375,000	19,305,870
3.75%, Due 12/26/07	3,899,000	3,904,544
4.625%, Due 10/15/13	11,495,000	11,356,324
4.75%, Due 2/21/13	15,000,000	14,721,390
5.25%, Due 6/15/06 thru 4/15/07	46,885,000	50,275,912
5.60%, Due 6/15/06	600,000	615,940
5.75%, Due 2/15/08	19,400,000	21,277,842
6.00%, Due 5/15/11	7,585,000	8,374,697
6.375%, Due 6/15/09	8,700,000	9,821,526
FNMA Stripped Mortgage-Backed Securities:
Series 161, Class 2, Interest Only, 8.50%, Due 7/25/22	$717,456	$143,905
Series 265, Class 2, 9.00%, Due 3/01/24	2,435,071	2,720,082
Series B, Class B-1, 6.00%, Due 5/01/09	660,096	686,681
Series C, Class C-1, 6.00%, Due 5/01/09	577,972	602,023
Series K, Class K-1, 6.00%, Due 11/01/08	2,451,862	2,521,037
FNMA TBA Mortgage Pass-Thru Certificates:
4.50%, Due 12/15/33 (e)	105,900,000	100,671,188
5.00%, Due 11/15/18 thru 11/15/33 (e)	59,830,000	60,405,724
5.50%, Due 11/15/18 thru 11/15/33 (e)	213,365,000	216,374,422
6.00%, Due 11/15/33 (e)	59,000,000	60,585,625
Federal Agricultural Mortgage Corporation Guaranteed Variable Rate Mortgage Pass-Thru Certificates:
Series GS-1001, Class 1, 7.022%, Due 1/25/08	786,085	786,085
Series GS-1002, Class 1, 6.71%, Due 7/25/08	581,230	581,230
Federal Home Loan Bank Variable Rate Notes, 2.36%, Due 4/29/10	5,000,000	5,047,765
GNMA Guaranteed Adjustable Rate Pass-Thru Certificates:
Pool #8678, 5.75%, Due 8/20/20	2,123,648	2,172,698
Pool #8714, 5.625%, Due 11/20/20	1,393,751	1,439,595
GNMA Guaranteed Pass-Thru Certificates:
7.50%, Due 12/15/10	3,087,158	3,314,035
8.00%, Due 12/15/23	7,012,336	7,753,979
8.35%, Due 4/15/20	5,365,610	5,946,633
8.40%, Due 5/15/20	2,745,858	3,085,712
9.00%, Due 12/15/06 thru 12/15/09	1,272,563	1,326,232
9.50%, Due 10/20/19	1,904,162	2,107,695
12.50%, Due 4/15/19	831,978	995,358
13.00%, Due 2/15/11 thru 11/15/14	30,782	36,616
13.50%, Due 5/15/11 thru 10/15/12	11,496	13,471
14.00%, Due 9/20/14	24,812	29,359
15.00%, Due 6/15/12 thru 9/15/12	60,540	72,200
Small Business Administration Guaranteed Loan Interest Only Custodial Receipts:
Pool # 440017, Series 1992-6A, 2.47%, Due 10/15/17 (g)	13,174,119	545,491
Pool #440019, Series 1993-1A, 2.531%, Due 2/28/18 (g)	10,941,206	453,034
Student Loan Marketing Student Loan Trust Floating Rate Loan-Backed Notes, Series 2000-1, Class A-1L, 1.25%, Due 10/27/08	37,614	37,645
USGI Federal Housing Authority Variable Rate Insured Project Loan, Pool #2040, 3.025%, Due 11/01/06	880,972	872,162
United States Department of Veterans Affairs Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates - Vendee Mortgage Trust:
Series 1995-1, Class 4, 8.871%, Due 2/15/25	2,778,882	3,125,950
Series 1995-2, Class 3, 8.793%, Due 6/15/25	4,466,899	4,988,968

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
United States Treasury Bonds:
3.375%, Due 4/15/32	$15,343,393	$18,529,555
5.375%, Due 2/15/31	3,700,000	3,824,731
5.50%, Due 8/15/28	8,540,000	8,820,223
6.25%, Due 5/15/30	14,800,000	16,926,923
6.875%, Due 8/15/25	5,225,000	6,335,109
7.125%, Due 2/15/23	15,150,000	18,749,913
7.50%, Due 11/15/16	21,350,000	27,008,604
7.625%, Due 11/15/22	20,175,000	26,202,281
8.00%, Due 11/15/21	19,950,000	26,743,135
8.875%, Due 2/15/19	25,200,000	35,831,250
9.25%, Due 2/15/16	19,050,000	27,217,688
11.25%, Due 2/15/15	18,155,000	28,992,700
12.00%, Due 8/15/13	28,595,000	39,692,319
12.75%, Due 11/15/10	20,000,000	24,284,380
United States Treasury Bonds Stripped Principal and Interest Payment, Zero %, Due 11/15/09	23,690,000	18,865,697
United States Treasury Inflation Index Notes:
3.375%, Due 1/15/07	19,811,800	21,611,127
3.875%, Due 4/15/29	15,724,240	19,918,807
United States Treasury Notes:
1.875%, Due 7/15/13	11,309,738	11,282,357
3.00%, Due 2/15/08	34,000,000	34,029,240
3.125%, Due 10/15/08	25,925,000	25,789,309
3.25%, Due 8/15/07	27,000,000	27,473,580
4.25%, Due 8/15/13	8,645,000	8,612,590
6.00%, Due 8/15/09	5,640,000	6,378,930
6.50%, Due 10/15/06	46,000,000	51,408,634
10.00%, Due 5/15/10	8,600,000	9,676,686
10.375%, Due 11/15/12	11,570,000	14,830,391

Total United States Government & Agency Issues (Cost $2,394,801,512)		2,426,345,074

Corporate Bonds 4.5%
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	3,500,000	3,956,243
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10	2,517,000	2,678,171
Cox Communications, Inc. Notes, 3.875%, Due 10/01/08	2,100,000	2,088,780
Credit Suisse First Boston USA, Inc. Notes, 5.50%, Due 8/15/13	4,650,000	4,773,281
DaimlerChrysler North America Holding Corporation Notes, 4.75%, Due 1/15/08	2,500,000	2,500,305
Deutsche Telekom International Finance BV Yankee Notes, 3.875%, Due 7/22/08	3,000,000	2,994,486
European Investment Bank Yankee Notes, 6.875%, Due 6/16/09	5,000,000	5,767,485
General Electric Company Notes, 5.00%, Due 2/01/13	9,700,000	9,779,385
General Motors Acceptance Corporation Senior Notes, 6.125%, Due 8/28/07	2,500,000	2,635,845
Merrill Lynch and Company, Inc. Medium-Term Notes, Tranche #312, 4.00%, Due 11/15/07	4,800,000	4,911,235
Morgan Stanley Tracers, 6.796%, Due 6/15/12 (b)	7,728,000	8,564,355
Province of Ontario Yankee Notes, 5.125%, Due 7/17/12	5,850,000	6,122,867
Province of Quebec Notes, 5.00%, Due 7/17/09	6,850,000	7,221,729
Republic of Finland Yankee Bonds, 4.75%, Due 3/06/07	12,000,000	12,792,024
Republic of Italy Yankee Notes, 3.625%, Due 9/14/07	$12,110,000	$12,367,519
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	2,000,000	2,511,784
US Bancorp Medium-Term Notes, 3.125%, Due 3/15/08	5,000,000	4,915,230
Verizon Virginia, Inc. Debentures, Series A, 4.625%, Due 3/15/13	3,000,000	2,875,179
Wisconsin Electric Power Company Notes, 4.50%, Due 5/15/13	2,900,000	2,821,004

Total Corporate Bonds (Cost $100,412,617)		102,276,907

Municipal Bonds 2.0%
Arkansas Development Finance Authority Revenue, 9.75%, Due 11/15/14	3,100,000	3,906,837
Arlington, Texas Independent School District Capital Appreciation Refunding, Zero %, Due 2/15/06	1,000,000	958,750
Chicago, Illinois General Obligation - Central Loop Project, Zero %, Due 12/01/08	10,000,000	8,587,500
Clark County, Nevada General Obligation, 5.00%, Due 6/01/11	4,530,000	5,005,650
Colorado Health Facilities Authority Retirement Facilities Revenue - Liberty Heights Project, Zero %, Due 7/15/24	4,360,000	1,427,900
Dawson Ridge, Colorado Metropolitan District Number 1 General Obligation Refunding, Series A, Zero %, Due 10/01/22	10,000,000	3,737,500
New York Dormitory Authority Revenue, 5.25%, Due 11/15/23 (Mandatory Put at $100 on 5/15/12)	5,000,000	5,412,500
New York Urban Development Corporation Revenue Bonds, 5.25%, Due 1/01/21 (Mandatory Put at $100 on 1/01/09)	7,500,000	8,259,375
North Slope Boro, Alaska General Obligation, Zero %, Due 6/30/06	3,175,000	3,008,313
Savannah, Georgia Economic Development Authority Revenue - Southern Care Corporation Project, Zero %, Due 12/01/21	10,000,000	4,000,000

Total Municipal Bonds (Cost $43,411,864)		44,304,325

Non-Agency Mortgage & Asset-Backed Securities 2.7%
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1996-MD6, Class A-1B, 6.88%, Due 11/13/29	20,000,000	20,034,254
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Pass-Thru Certificates, Series 2002-S6, Class A, 7.00%, Due 5/25/32	54,600,000	2,192,845
Credit Suisse First Boston Mortgage Securities Corporation Mortgage Pass-Thru Certificates, Series 2003-C4, Class A-4, 5.137%, Due 8/15/36	9,600,000	9,761,458
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.759%, Due 1/11/35 (b)	157,721,500	11,040,505

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares, Principal or Notional Amount	Value (Note 2)
Greenwich Capital Commercial Funding Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2003-C1, Class A4, 4.111%, Due 7/05/35	$2,000,000	$1,883,441
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS6, Class A-I-IO, 2.00%, Due 4/25/05	131,687,427	2,058,274
Salomon Brothers Mortgage Securities VII, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.801%, Due 11/13/11	125,500,000	5,216,094
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	61,780,025	3,330,329
Wachovia Bank Commercial Mortgage Trust Interest Only Mortgage Pass-Thru Certificates, Series 2002-C2, Class 3, 1.368%, Due 11/15/34 (b)	90,957,000	4,960,003

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $60,278,531)		60,477,203

Swap Options Purchased 0.0%
Cap on 30 Year Constant Maturity Swap, Expires 4/15/07 at 6.10%	75,000,000	934,025
Cap on LIBOR 1.34% Swap, Expires 1/05/05	100,000,000	390,577

Total Swap Options Purchased (Cost $970,000)		1,324,602

Short-Term Investments (a) 18.2%
Collateral Received For Securities Lending 12.1%
Navigator Prime Portfolio	273,349,604	273,349,604

Repurchase Agreements 5.9%
ABN AMRO Inc. (Dated 10/31/03), 1.05%, Due 11/03/03 (Repurchase Proceeds $130,011,375); Collateralized by: United States Government & Agency Issues (d)	$130,000,000	130,000,000
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase Proceeds $3,019,789); Collateralized by United States Government & Agency Issues (d)	3,019,600	3,019,600

		133,019,600
United States Government & Agency Issues 0.2%
FHLMC Interest Only Adjustable Rate Participation Certificates, Series T-35, Class S, 1.50%, Due 1/25/04	170,000,000	398,438
FHLMC Participation Certificates, 6.775%, Due 11/01/03	129,981	129,900
FHLMC Real Estate Mortgage Investment Conduit Interest Only Participation Certificates, 1.50%, Due 4/25/04	255,000,000	1,514,063
FNMA Guaranteed Mortgage Pass-Thru Certificates:
5.60%, Due 5/01/04	141,235	142,610
7.50%, Due 12/01/03	186,188	186,765
FNMA Guaranteed Real Estate Mortgage Investment Conduit Interest Only Pass-Thru Certificates, 2.50%, Due 3/25/04	68,334,000	533,859
United States Treasury Bills, Due 11/06/03 thru 1/15/04 (c)	$1,200,000	$1,199,667

		4,105,302

Total Short-Term Investments (Cost $410,643,351)		410,474,506

Total Investments in Securities (Cost $3,010,517,875) 135.0%		3,045,202,617
Other Assets and Liabilities, Net (35.0%)		(789,510,077)

Net Assets 100.0%		$2,255,692,540

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
130 Euro Bobls	12/03	$16,655,486	$100,735
47 Euro Bunds	12/03	6,160,378	32,615
370 Ninety-Day Eurodollars	12/04	90,182,875	(32,084)
70 Ninety-Day Eurodollars	3/05	16,990,750	(175,315)
120 Ninety-Day Eurodollars	3/06	28,771,500	(94,760)
50 Ninety-Day Eurodollars	9/06	11,933,750	(12,725)
225 U.S. Treasury Long Bonds	12/03	24,461,719	100,210

Sold:
75 Five-Year Treasury Notes	12/03	(8,385,938)	4,103
350 Ten-Year Treasury Notes	12/03	(39,303,906)	(133,614)
150 Two-Year Treasury Notes	12/03	(32,170,313)	(14,700)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premium
Options outstanding at beginning of year	100	$126,919
Options written during the year	2,362	1,782,570
Options closed	(2,350)	(1,832,934)
Options expired	(112)	(76,555)

Options outstanding at end of year	—	$—

WRITTEN SWAP OPTIONS DETAIL

Swap options written during the year and outstanding at October 31, 2003:

	Notional Amount	Value (Note 2)
Cap on 10 Year Constant Maturity Swap:
(Strike price is 6.21%. Expiration date is 4/15/07. Premium Received is $646,000)	75,000,000	$(930,338)

SWAPS

Swap contracts outstanding at October 31, 2003:

Notional Amount	Termination Date	Interest/Index Sold	Interest/Index Bought	Unrealized Appreciation/ (Depreciation)
$10,000,000	9/17/06	3 Month LIBOR	3.23%	$(20,688)
10,000,000	9/17/06	3 Month LIBOR	3.22%	(22,594)
10,000,000	10/08/06	3 Month LIBOR	3.26%	(29,116)
20,000,000	8/15/07	3 Month LIBOR	4.66%	131,593
24,000,000	10/14/10	3 Month LIBOR	4.121%	(115,492)
50,000,000	4/01/04	1 Month LIBOR - 45 basis points	ERISA Eligible Lehman CMBS*	(670,000)

*	Lehman Brothers Investment Grade Index-ERISA Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM HIGH YIELD BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 86.2%
Allied Waste North America, Inc. Senior Notes, Series B, 7.625%, Due 1/01/06	$2,970,000	$3,155,625
Allied Waste North America, Inc. Senior Secured Notes, 8.875%, Due 4/01/08	2,975,000	3,302,250
American Greeting Corporation Senior Subordinated Notes, 11.75%, Due 7/15/08	4,335,000	4,968,994
Amerisourcebergen Corporation Senior Notes, 8.125%, Due 9/01/08	2,635,000	2,872,150
Ameristar Casinos, Inc. Senior Subordinated Notes, 10.75%, Due 2/15/09	3,685,000	4,265,388
Ametek, Inc. Senior Notes, 7.20%, Due 7/15/08	3,500,000	3,815,000
Anteon Corporation Senior Subordinated Notes, 12.00%, Due 5/15/09	3,060,000	3,366,000
Argosy Gaming Company Senior Subordinated Notes, 10.75%, Due 6/01/09	3,815,000	4,196,500
BRL Universal Equipment LP/BRL Universal Equipment Corporation Senior Secured Notes, 8.875%, Due 2/15/08	5,225,000	5,669,125
Bausch & Lomb, Inc. Senior Notes, 6.95%, Due 11/15/07	2,300,000	2,495,500
Big 5 Corporation Senior Notes, Series B, 10.875%, Due 11/15/07	4,350,000	4,594,688
British Sky Broadcasting, Ltd. Yankee Notes, 7.30%, Due 10/15/06	4,965,000	5,484,269
CSC Holdings, Inc. Senior Notes, 7.875%, Due 12/15/07	1,915,000	1,967,663
Canandaigua Brands, Inc. Senior Notes, 8.625%, Due 8/01/06	1,440,000	1,594,800
Caremark RX, Inc. Senior Notes, 7.375%, Due 10/01/06	2,180,000	2,348,950
William Carter Company Senior Subordinated Notes, Series B, 10.875% Due 8/15/11	4,195,000	4,771,813
Clear Channel Communications, Inc. Senior Notes, 8.00%, Due 11/01/08	4,270,000	4,921,175
Colt Telecom Group PLC Senior Discount Yankee Notes, 12.00%, Due 12/15/06	3,000,000	3,018,750
Constellation Brands, Inc. Senior Subordinated Notes, 8.50%, Due 3/01/09	1,745,000	1,845,337
Consumers Energy Company First Mortgage Notes, 6.25%, Due 9/15/06	4,050,000	4,412,491
Crown Cork & Seal, Inc. Notes, 8.375%, Due 1/15/05	1,740,000	1,818,300
Cummins, Inc. Notes, 6.45%, Due 3/01/05	1,725,000	1,796,156
D.R. Horton, Inc. Senior Notes:
10.50%, Due 4/01/05	3,130,000	3,427,350
7.50%, Due 12/01/07	1,740,000	1,909,650
Dex Media East LLC Variable Rate Term Loan B, 5.1293%, Due 4/30/09	4,390,244	4,434,146
Dex Media West Variable Rate Term Loan, 3.8951%, Due 9/10/10	1,947,222	1,971,562
DirecTV Holdings LLC Variable Rate Term Loan, 3.9573%, Due 3/06/10	5,000,000	5,037,500
Echostar DBS Corporation Senior Notes, 10.375%, Due 10/01/07	5,470,000	6,064,863
Fisher Scientific International, Inc. Notes, 7.125%, Due 12/15/05	3,200,000	3,504,000
Flowserve Corporation Senior Subordinated Notes, 12.25%, Due 8/15/10	880,000	1,025,200
Ford Motor Credit Company Notes, 6.875%, Due 2/01/06	2,570,000	2,691,137
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	$4,095,000	$4,309,987
Frontier Oil Corporation Senior Notes, 11.75%, Due 11/15/09	345,000	391,575
Gap, Inc. Notes, 9.90%, Due 12/15/05	2,195,000	2,463,888
Garden State Newspapers, Inc. Senior Subordinated Notes, 8.75%, Due 10/01/09	4,350,000	4,507,687
Georgia-Pacific Corporation Senior Notes, 7.50%, Due 5/15/06	1,000,000	1,060,000
HCA, Inc. Notes:
6.91%, Due 6/15/05	2,845,000	2,988,388
7.125%, Due 6/01/06	1,000,000	1,071,687
HMH Properties Senior Secured Notes, Series A, 7.875%, Due 8/01/05	2,960,000	3,060,640
Hercules, Inc. Senior Notes, 11.125%, Due 11/15/07	1,755,000	2,044,575
IASIS Healthcare Corporation Senior Subordinated Notes, 13.00%, Due 10/15/09	2,625,000	2,959,688
Iron Mountain, Inc. Senior Yankee Notes, 8.125%, Due 5/15/08	3,001,000	3,143,547
Jostens, Inc. Senior Subordinated Notes, 12.75%, Due 5/01/10	2,480,000	2,889,200
Kansas Gas and Electric Company First Mortgage Notes:
6.20%, Due 1/15/06	1,975,000	2,061,406
6.50%, Due 8/01/05	1,400,000	1,482,250
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05	4,700,000	5,076,000
Lenfest Communications, Inc. Senior Subordinated Notes, 10.50%, Due 6/15/06	3,970,000	4,643,526
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	1,430,000	1,650,506
MGM Mirage, Inc. Senior Notes, 6.95%, Due 2/01/05	3,000,000	3,146,250
Magnum Hunter Resources, Inc. Senior Notes, 10.00%, Due 6/01/07	2,085,000	2,165,794
Mandalay Resort Group Debentures, 6.70%, Due 11/15/96	3,000,000	3,000,000
Mohegan Tribal Gaming Authority Senior Notes, 8.125%, Due 1/01/06	3,345,000	3,650,231
Nextel Communications, Inc. Senior Notes, 9.375%, Due 11/15/09	3,935,000	4,308,825
Pacific Gas and Electric Company First Mortgage Bonds:
Series 93-H, 7.05%, Due 3/01/24	2,655,000	2,701,463
Series 93-D, 7.25%, Due 8/01/26	2,590,000	2,700,075
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	4,100,000	4,361,375
Parker & Parsley Petroleum Company Senior Notes, 8.25%, Due 8/15/07	3,430,000	3,876,116
Paxson Communications Corporation Floating Rate Term Loan B, 4.4298%, Due 7/11/06	1,955,000	1,964,775
Penn National Gaming, Inc. Senior Subordinated Notes, Series B, 11.125%, Due 3/01/08	2,550,000	2,894,250
JC Penney Company, Inc. Debentures:
7.40%, Due 4/01/37	4,665,000	4,968,225
9.75%, Due 6/15/21	1,000,000	1,045,000
Pogo Producing Company Senior Subordinated Notes, 10.375%, Due 2/15/09	5,035,000	5,437,800
Port Arthur Financial Corporation Guaranteed Senior Secured Notes, Series A, 12.50%, Due 1/15/09	2,881,375	3,400,022

STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Premier International Foods PLC Senior Yankee Notes, 12.00%, Due 9/01/09	$850,000	$941,375
Pride International, Inc. Senior Notes, 10.00%, Due 6/01/09	2,895,000	3,133,838
Qwest Corporation Notes, 6.625%, Due 9/15/05	2,285,000	2,364,975
Qwest Term Loan A, 6.50%, Due 6/30/07	3,575,000	3,677,781
Rent-A-Center Variable Rate Term Loan, 3.38%, Due 5/08/09	1,995,000	2,012,456
Rogers Cablesystems, Ltd. Senior Secured Second Priority Yankee Notes, Series B, 10.00%, Due 3/15/05	2,880,000	3,110,400
Rogers Cantel, Inc. Senior Subordinated Notes, 8.80%, Due 10/01/07	4,295,000	4,423,850
Ryland Group, Inc. Senior Notes, 9.75%, Due 9/01/10	2,835,000	3,260,250
Service Corporation International Notes, 7.20%, Due 6/01/06	1,775,000	1,814,937
Silgan Holdings, Inc. Senior Subordinated Debentures, 9.00%, Due 6/01/09	2,465,000	2,560,519
Simmons Company Senior Subordinated Notes, Series B, 10.25%, Due 3/15/09	3,015,000	3,226,050
Smurfit Capital Funding PLC Guaranteed Notes, 6.75%, Due 11/20/05	4,315,000	4,444,450
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	2,475,000	2,790,563
Standard Pacific Corporation Senior Notes:
6.50%, Due 10/01/08	1,750,000	1,776,250
8.00%, Due 2/15/08	2,930,000	3,039,875
Starwood Hotels & Resorts Worldwide, Inc. Notes, 6.75%, Due 11/15/05	2,580,000	2,734,800
Station Casinos, Inc. Senior Subordinated Notes:
8.875%, Due 12/01/08	2,515,000	2,628,175
9.875%, Due 7/01/10	2,410,000	2,690,162
Steel Dynamics, Inc. Floating Rate Term Loan, 4.1565%, Due 12/31/06	1,658,047	1,674,628
Stewart Enterprises, Inc. Senior Subordinated Notes, 10.75%, Due 7/01/08	1,790,000	2,027,175
Stone Container Finance Guaranteed Notes, 11.50%, Due 8/15/06 (b)	4,470,000	4,749,375
TXU Energy Company Notes, 6.125%, Due 3/15/08 (b)	4,115,000	4,414,379
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	3,270,000	3,635,017
Tenet Healthcare Corporation Senior Notes, 5.375%, Due 11/15/06	3,495,000	3,372,675
Transwestern Publishing Company LP/TWP Capital Corporation II Senior Subordinated Notes, Series F, 9.625%, Due 11/15/07	4,375,000	4,528,125
Triad Hospitals Holdings, Inc. Senior Subordinated Notes, 11.00%, Due 5/15/09	1,530,000	1,687,896
Triad Hospitals, Inc. Floating Rate Term Loan B, 4.12%, Due 9/30/08	3,912,727	3,951,855
Tyco International Group SA Guaranteed Yankee Notes, 5.80%, Due 8/01/06	6,000,000	6,300,000
Vivendi Universal SA Senior Yankee Notes, 6.25%, Due 7/15/08 (b)	4,355,000	4,572,750
Yum! Brands, Inc. Senior Notes, 8.50%, Due 4/15/06	515,000	575,512

Total Corporate Bonds (Cost $286,755,816)		$294,291,176

Non-Agency Mortgage & Asset-Backed Securities 0.1%
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1994-5, Class B2, 3.38%, Due 4/25/24 (g)	$541,719	$538,748

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $520,050)		538,748

Short-Term Investments (a) 11.9%
Corporate Bonds 8.2%
Avista Corporation Notes, 6.25%, Due 11/24/03	5,000,000	5,000,000
Chesapeake Energy Corporation Senior Notes, 7.875%, Due 3/15/04	2,000,000	2,055,000
Dillards, Inc. Notes, 6.43%, Due 8/01/04	1,825,000	1,870,625
Edison International, Inc. Notes, 6.875%, Due 9/15/04	1,745,000	1,808,256
Fort James Corporation Senior Notes, 6.625%, Due 9/15/04	3,030,000	3,136,050
Kansas Gas and Electric Company First Mortgage Notes, 7.60%, Due 12/15/03	1,000,000	1,000,000
Saks, Inc. Guaranteed Notes, 7.00%, Due 7/15/04	1,160,000	1,200,600
Service Corporation International Notes, 7.375%, Due 4/15/04	2,605,000	2,644,075
Tanger Properties LP Notes, 7.875%, Due 10/24/04	4,580,000	4,831,900
Xerox Cap Europe PLC Guaranteed Notes, 5.875%, Due 5/15/04	750,000	761,250
Xerox Corporation Notes, 5.50%, Due 11/15/03	3,590,000	3,590,000

		27,897,756
Repurchase Agreements 3.7%
ABN AMRO Inc. (Dated 10/31/03), 1.05%, Due 11/03/03 (Repurchase Proceeds $10,600,928); Collateralized by: United States Government & Agency Issues (d)	10,600,000	10,600,000
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase Proceeds $2,040,228); Collateralized by: United States Government & Agency Issues (d)	2,040,100	2,040,100

		12,640,100

Total Short-Term Investments (Cost $39,877,385)		40,537,856

Total Investments in Securities (Cost $327,153,251) 98.2%		335,367,780
Other Assets and Liabilities, Net 1.8%		6,135,024

Net Assets 100.0%		$341,502,804

STRONG CORPORATE INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 90.1%
AT&T Wireless Services, Inc. Senior Notes:
7.35%, Due 3/01/06	$150,000	$164,685
7.875%, Due 3/01/11	100,000	114,463
Alcoa, Inc. Notes, 7.25%, Due 8/01/05	150,000	163,653
American General Finance Corporation Notes, Series H, 4.50%, Due 11/15/07	175,000	181,543

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG CORPORATE INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Anheuser Busch Companies, Inc. Notes, 5.375%, Due 9/15/08	$250,000	$269,327
Astoria Financial Corporation Notes, 5.75%, Due 10/15/12	50,000	50,618
BNP Paribas Subordinated Notes, 7.20%, Due 1/15/07	350,000	392,543
Bank of America Corporation Senior Notes, 7.125%, Due 9/15/06	450,000	503,794
Bear Stearns Companies, Inc. Senior Notes, 6.75%, Due 12/15/07	250,000	280,869
Bellsouth Corporation Notes, 6.00%, Due 10/15/11	165,000	178,500
Bottling Group LLC Senior Notes, 4.625%, Due 11/15/12	300,000	297,160
British Telecom PLC Variable Rate Yankee Notes, 7.875%, Due 12/15/05	180,000	199,422
Burlington Northern Santa Fe Corporation Notes, 7.125%, Due 12/15/10	150,000	174,998
CIT Group, Inc. Notes, 6.50%, Due 2/07/06	100,000	108,620
CIT Group, Inc. Senior Notes, 2.875%, Due 9/29/06	100,000	99,770
Canadian National Railways Yankee Notes, 6.375%, Due 10/15/11	175,000	193,375
Capitol One Bank Notes, 4.875%, Due 5/15/08	200,000	205,296
ChevronTexaco Capital Company Notes, 3.50%, Due 9/17/07	350,000	354,872
Citigroup, Inc. Notes, 5.50%, Due 8/09/06	90,000	96,877
Citigroup, Inc. Subordinated Notes, 5.625%, Due 8/27/12	240,000	253,650
Citizens Communications Company Senior Notes, 7.625%, Due 8/15/08	100,000	114,925
Clear Channel Communications, Inc. Senior Notes, 4.625%, Due 1/15/08	100,000	103,021
Columbus Southern Power Company Senior Notes, 5.50%, Due 3/01/13	100,000	102,372
Comcast Corporation Senior Notes:
5.85%, Due 1/15/10	90,000	95,763
6.50%, Due 1/15/15	200,000	214,783
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	100,000	114,367
Cons Edison Company of New York, Inc. Debentures, 3.85%, Due 6/15/13	125,000	115,256
Consumers Energy Company First Mortgage Notes, Series B, 5.375%, Due 4/15/13 (b)	150,000	149,137
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	400,000	413,880
Countrywide Home Loans, Inc. Medium-Term Notes, Series K, 3.50%, Due 12/19/05	250,000	255,038
Cox Communications, Inc. Notes:
3.875%, Due 10/01/08	50,000	49,733
7.75%, Due 8/15/06	180,000	203,337
Credit Suisse First Boston USA, Inc. Notes:
4.625%, Due 1/15/08	300,000	312,056
5.875%, Due 8/01/06	50,000	54,051
DaimlerChrysler North America Holding Corporation Notes:
7.75%, Due 1/18/11	100,000	110,702
Series A, Tranche #1, 7.375%, Due 9/15/06	225,000	248,024
Dayton Power and Light Company First Mortgage Notes, 5.125%, Due 10/01/13 (b)	100,000	100,535
Deutsche Telekom International Finance BV Yankee Notes, 3.875%, Due 7/22/08	50,000	49,908
Walt Disney Company Medium-Term Notes, 6.375%, Due 3/01/12	80,000	87,454
Dominion Resources, Inc. Notes, 6.25%, Due 6/30/12	$170,000	$184,504
EOP Operating LP Notes:
6.625%, Due 2/15/05	110,000	116,149
6.75%, Due 2/15/12	165,000	181,967
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06	200,000	202,482
First Union Corporation Subordinated Notes, 7.80%, Due 9/15/06	250,000	285,852
Fiserv, Inc. Notes, 4.00%, Due 4/15/08	200,000	198,990
Florida Power and Light Company First Mortgage Bonds, 4.85%, Due 2/01/13	100,000	100,546
Ford Motor Credit Company Notes:
6.50%, Due 1/25/07	100,000	103,253
6.875%, Due 2/01/06	200,000	209,427
7.375%, Due 2/01/11	200,000	203,914
7.50%, Due 3/15/05	355,000	373,091
France Telecom SA Yankee Notes, 9.00%, Due 3/01/11	175,000	211,475
Fund American Companies, Inc. Guaranteed Senior Notes, 5.875%, Due 5/15/13	100,000	100,059
General Dynamics Corporation Notes, 3.00%, Due 5/15/08	100,000	97,533
General Electric Capital Corporation Notes, Series A:
2.75%, Due 9/25/06	150,000	150,146
5.35%, Due 3/30/06	100,000	106,752
5.875%, Due 2/15/12	545,000	582,915
General Motors Acceptance Corporation Notes:
5.125%, Due 5/09/08	100,000	101,668
6.875%, Due 8/28/12	345,000	354,231
General Motors Corporation Notes, 7.20%, Due 1/15/11	330,000	346,582
Goldman Sachs Group, Inc. Notes:
4.125%, Due 1/15/08	100,000	102,194
7.625%, Due 8/17/05	225,000	247,046
Harrahs Operating, Inc. Senior Notes, 7.125%, Due 6/01/07	180,000	202,364
Health Care Property Investment, Inc. Notes, 6.875%, Due 6/08/15 (Remarketing Date 6/08/05)	200,000	210,328
Hewlett Packard Company Notes, 6.50%, Due 7/01/12	100,000	111,355
Household Finance Corporation Notes:
5.75%, Due 1/30/07	245,000	264,715
6.375%, Due 11/27/12	175,000	190,905
6.50%, Due 1/24/06	90,000	97,983
Huntington National Bank Senior Notes, 3.125%, Due 5/15/08	150,000	146,213
International Bank for Reconstruction and Development Yankee Bonds, 4.375%, Due 9/28/06	40,000	42,064
International Game Technology Senior Notes, 8.375%, Due 5/15/09	100,000	119,500
International Lease Finance Corporation Notes, 5.875%, Due 5/01/13	50,000	52,293
International Paper Company Notes, 5.85%, Due 10/30/12	150,000	156,108
JP Morgan Chase & Company Subordinated Notes, 6.75%, Due 8/15/2008	300,000	338,476
Kerr-McGee Corporation Notes, 6.875%, Due 9/15/11	50,000	55,422
KeyCorp Senior Notes, Tranch #85, 4.625%, Due 5/16/05	250,000	260,508

STRONG CORPORATE INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Kimberly-Clark Corporation Notes, 4.50%, Due 7/30/05 (b)	$400,000	$417,052
Korea Development Bank Yankee Notes, 5.75%, Due 9/10/13	100,000	102,536
Kraft Foods, Inc. Global Notes:
4.625%, Due 11/01/06	100,000	104,302
5.25%, Due 6/01/2007	125,000	132,754
Kroger Company Notes, 6.75%, Due 4/15/12	100,000	110,661
Lehman Brothers Holdings, Inc. Notes, 4.00%, Due 1/22/08	250,000	253,880
Liberty Media Corporation Senior Notes, 3.50%, Due 9/25/06	150,000	148,258
Lockheed Martin Corporation Notes, 8.20%, Due 12/01/09	165,000	199,582
M&T Bank Corporation, Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	250,000	248,322
MBNA Corporation Notes, 5.625%, Due 11/30/07	55,000	58,686
Merrill Lynch and Company, Inc. Medium-Term Notes, 2.07%, Due 6/12/06	100,000	98,901
Merrill Lynch and Company, Inc. Medium-Term Notes, Tranche #312, 4.00%, Due 11/15/07	180,000	184,171
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	75,000	77,481
Morgan Stanley Notes:
5.30%, Due 3/01/13	150,000	152,508
5.80%, Due 4/01/07	280,000	305,808
Morgan Stanley Tracers, 6.796%, Due 6/15/12 (b)	84,000	93,091
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes, 5.75%, Due 8/28/09	350,000	377,406
National Rural Utilities Cooperative Finance Corporation Notes, 6.00%, Due 5/15/06	50,000	54,172
News America Holdings, Inc. Debentures, 8.25%, Due 8/10/18	170,000	208,445
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	50,000	54,848
Northern States Power Company First Mortgage Bonds, Series B, 8.00%, Due 8/28/12	150,000	182,860
Occidental Petroleum Corporation Senior Notes, 6.50%, Due 4/01/05	175,000	185,836
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes, 6.00%, Due 7/15/13 (b)	150,000	150,093
PNC Funding Corporation Subordinated Notes, 6.875%, Due 7/15/07	300,000	337,009
Pan American Energy LLC Yankee Notes, 6.625%, Due 9/15/05	300,000	325,457
Pemex Project Funding Master Trust Guaranteed Notes, 6.125%, Due 8/15/08	65,000	68,640
Petroleos Mexicanos Yankee Notes, 6.50%, Due 2/01/05	270,000	282,825
Principal Life Global Funding I Medium-Term Notes, Tranche #23, 3.625%, Due 4/30/08 (b)	250,000	248,824
Procter & Gamble Company Notes, 6.875%, Due 9/15/09	165,000	190,638
Province of Quebec Notes, 5.00%, Due 7/17/09	165,000	173,954
Public Service Company of Colorado Corporation Collateral Trust Notes, 7.875%, Due 10/01/12	85,000	102,869
Public Service Electric & Gas Company Notes, 9.125%, Due 7/01/05	400,000	444,558
Regency Centers LP Notes, 7.95%, Due 1/15/11	180,000	210,321
Republic of Chile Yankee Bonds, 5.50%, Due 1/15/13	100,000	102,580
Republic Services, Inc. Notes, 7.125%, Due 5/15/09	$100,000	$114,802
SLM Corporation Medium-Term Notes, Tranche #13, 3.625%, Due 3/17/08	200,000	200,102
Simon Property Group LP Notes, 7.125%, Due 2/09/09	150,000	169,597
Southwestern Electric Power Company First Mortgage Bonds, 7.00%, Due 9/01/07	150,000	167,283
Sprint Capital Corporation Notes:
6.125%, Due 11/15/08	140,000	147,641
8.375%, Due 3/15/12	100,000	114,357
Suntrust Banks, Inc. Notes, 5.05%, Due 7/01/07	200,000	214,582
TXU Energy Company Notes, 6.125%, Due 3/15/08 (b)	200,000	214,551
Target Corporation Notes, 6.35%, Due 1/15/11	165,000	183,769
Telecom Italia Capital Yankee Notes, 4.00%, Due 11/15/08 (b)	150,000	150,019
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	225,000	282,576
Transocean Sedco Forex Corporation Notes, 6.75%, Due 4/15/05	150,000	159,323
Travelers Property Casualty Corporation Senior Notes, 5.00%, Due 3/15/13	100,000	99,883
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	250,000	262,203
US Bancorp Medium-Term Notes, 4.75%, Due 6/30/05	125,000	131,078
UST, Inc. Senior Notes, 8.80%, Due 3/15/05	410,000	441,015
Unilever Capital Corporation Notes, 7.125%, Due 11/01/10	265,000	307,333
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	220,000	236,314
United Mexican States Yankee Notes:
8.625%, Due 3/12/08	180,000	212,310
7.50%, Due 1/14/12	50,000	56,000
Verizon Global Funding Corporation Notes, 7.375%, Due 9/01/12	280,000	321,748
Verizon Wireless Capital LLC Notes, 5.375%, Due 12/15/06	100,000	106,891
Viacom, Inc. Notes, 7.15%, Due 5/20/05	300,000	323,726
Vodafone Group PLC Yankee Notes, 7.625%, Due 2/15/05	175,000	187,840
Wal-Mart Stores, Inc. Senior Notes, 6.875%, Due 8/10/09	330,000	379,113
Washington Mutual Inc. Senior Notes, 5.625%, Due 1/15/07	300,000	323,410
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	150,000	166,094
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	250,000	266,785
Wisconsin Electric Power Company Notes, 4.50%, Due 5/15/13	100,000	97,276

Total Corporate Bonds (Cost $25,928,769)		26,414,336

United States Government & Agency Issues 4.1%
United States Treasury Notes:
3.125%, Due 10/15/08	315,000	312,859
3.25%, Due 8/15/08	355,000	355,929
4.25%, Due 8/15/13	540,000	537,976

Total United States Government & Agency Issues (Cost $1,202,246)		1,206,764

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG CORPORATE INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 4.8%
Corporate Bonds 3.3%
Altria Group, Inc. Notes, 6.80%, Due 12/01/03	$150,000	$150,379
British Telecom PLC Variable Rate Notes, 6.75%, Due 10/28/04	150,000	156,845
CSX Corporation Debentures, 7.25%, Due 5/01/04	100,000	102,703
General Mills Corporation Notes, 8.75%, Due 9/15/04	175,000	185,113
Husky Oil, Ltd. Senior Yankee Notes, 6.875%, Due 11/15/03	175,000	175,271
KeyCorp Senior Subordinated Notes, 8.00%, Due 7/01/04	100,000	104,136
USL Capital Corporation Senior Notes, 6.50%, Due 12/01/03	100,000	100,163

		974,610
Repurchase Agreements 1.4%
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase proceeds $417,226); Collateralized by: United States Government & Agency Issues (d)	417,200	417,200

United States Government Issues 0.1%
United States Treasury Bills, Due 12/26/03	25,000	24,966

Total Short-Term Investments (Cost $1,415,549)		1,416,776

Total Investments in Securities (Cost $28,546,564) 99.0%		29,037,876
Other Assets and Liabilities, Net 1.0%		293,080

Net Assets 100.0%		$29,330,956

STRONG SHORT-TERM INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 39.0%
ABN AMRO Bank NV Subordinated Notes, 7.25%, Due 5/31/05	$500,000	$540,988
AT&T Wireless Services, Inc. Senior Notes, 7.35%, Due 3/01/06	460,000	505,035
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	915,000	978,115
Boeing Capital Corporation Senior Notes, 7.10%, Due 9/27/05	500,000	544,208
Burlington Northern Santa Fe Corporation Notes, 6.375%, Due 12/15/05	515,000	559,270
CSX Corporation Notes, 6.25%, Due 10/15/08	460,000	505,462
Cendant Corporation Senior Notes, 6.25%, Due 1/15/08	470,000	510,676
ChevronTexaco Capital Company Notes, 3.50%, Due 9/17/07	250,000	253,480
Citizens Communications Company Senior Notes, 7.625%, Due 8/15/08	250,000	287,313
Clear Channel Communications, Inc. Senior Notes, 4.625%, Due 1/15/08	515,000	530,559
Consumers Energy Company First Mortgage Notes, 6.25%, Due 9/15/06	150,000	163,426
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	1,000,000	1,034,700
Cox Communications, Inc. Notes, 6.875%, Due 6/15/05	500,000	537,227
DaimlerChrysler North America Holding Corporation Notes, 4.75%, Due 1/15/08	$500,000	$500,061
Walt Disney Company Notes, 7.30%, Due 2/08/05	500,000	533,252
Dominion Resources, Inc. Senior Notes, Series B, 7.625%, Due 7/15/05	500,000	544,779
France Telecom Variable Rate Yankee Notes, 8.45%, Due 3/01/06	250,000	280,159
Fred Meyer, Inc. Senior Notes, 7.375%, Due 3/01/05	500,000	534,229
General Electric Capital Corporation Notes:
3.50%, Due 5/01/08	250,000	249,584
5.375%, Due 3/15/07	15,000	16,099
6.50%, Due 12/10/07	750,000	838,701
General Motors Acceptance Corporation Senior Notes, 6.125%, Due 8/28/07	500,000	527,169
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	135,000	152,831
JP Morgan Chase & Company Senior Notes, 4.00%, Due 2/01/08	540,000	548,284
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	105,000	121,191
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	130,000	134,300
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	500,000	536,699
News America, Inc. Senior Notes, 6.625%, Due 1/09/08	460,000	511,209
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	135,000	148,091
Pan American Energy LLC Yankee Notes, 6.625%, Due 9/15/05	250,000	271,214
Raytheon Company Notes, 8.20%, Due 3/01/06	500,000	559,287
Sprint Capital Corporation Notes, 6.00%, Due 1/15/07	500,000	530,322
TCI Communications, Inc. Notes, 6.875%, Due 2/15/06	500,000	543,523
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	400,000	423,593
Time Warner, Inc. Debentures, 7.48%, Due 1/15/08	500,000	563,307
US Bank National Association Notes, 6.50%, Due 2/01/08	500,000	555,454
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	480,000	515,593
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	520,000	518,333
Verizon Global Funding Corporation Notes, 4.00%, Due 1/15/08	730,000	740,192
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	1,015,000	1,002,535
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	450,000	498,283
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	1,015,000	1,083,151
Weyerhaeuser Company Notes, 6.00%, Due 8/01/06	460,000	493,545

Total Corporate Bonds (Cost $21,154,733)		21,425,429

Non-Agency Mortgage & Asset-Backed Securities 33.3%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	698,833	709,434

STRONG SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates:
Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	$435,302	$468,880
Series 1996-MD6, Class A-1B, 6.88%, Due 11/13/29	1,000,000	1,001,713
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates:
Series 2002-E, Class A-1, 7.0024%, Due 6/20/31	63,978	65,278
Series 2002-G, Class 2-A-1, 6.6789%, Due 7/20/32	324,719	330,575
Bear Stearns Asset Backed Securities Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-ABF1, Class AIO, 4.00%, Due 3/25/06	5,500,000	395,312
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 1.77%, Due 3/25/34 (e)	500,000	500,000
COMM Floating Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-FL2, Class B, 1.47%, Due 4/15/11	500,000	500,323
CWMBS, Inc. Mortgage Pass-Thru Certificates:
Series 2002-12, Class 1A24, 6.50%, Due 5/25/19	339,488	340,117
Series 2002-19, Class 1A12, 5.75%, Due 11/25/32	102,816	102,779
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-23, Class 1-A-1, 5.4025%, Due 12/25/31	364,412	368,004
Series 2001-HYB1, Class 2A1, 6.1228%, Due 6/19/31	245,661	250,421
Series 2002-HYB2, Class 1-A-1, 4.8479%, Due 9/19/32	789,385	802,448
California Federal Bank Adjustable Rate Mortgage Pass-Thru Certificates, Series 1990-BN1, Class AX, 16.1909%, Due 11/25/20 (g)	284,561	283,494
Chase Credit Card Master Trust Variable Rate Asset-Backed Notes, Series 2003-6, Class C, 1.92%, Due 2/15/11 (e)	300,000	300,000
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 1.72%, Due 5/25/33	500,000	500,000
Chase Mortgage Finance Corporation Pass-Thru Certificates, Series 2002-S7, Class 1A2, 6.50%, Due 2/25/27	14,340	14,334
Citibank Credit Card Issuance Trust Notes, Series 2001-A8, Class A8, 4.10%, Due 12/07/06	525,000	539,751
Citigroup Mortgage Securities, Inc. Pass-Thru Certificates, Series 2001-3, Class A-1, 6.75%, Due 3/25/16	264,421	265,537
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2, 6.52%, Due 1/17/35	957,169	1,008,178
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1, 5.3591%, Due 12/19/39	413,097	421,876
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage-Backed Certificates, Series 1998-WFC2, Class M-1, 3.33%, Due 12/28/37	346,511	346,511
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	$993,093	$1,000,231
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	383,946	419,488
GSMPS Mortgage Loan Trust Mortgage Partnership Securities, Series 2003-3, Class A2, 7.50%, Due 6/25/43	500,000	541,406
Golden National Mortgage Asset-Backed Certificates, Series 1998-GNI, Class M-2, 8.02%, Due 2/25/27	326,905	337,137
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates, Series 1998-E, Class M-2, 7.27%, Due 6/15/28	50,000	51,995
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.7591%, Due 1/11/35 (b)	6,000,000	420,000
J.P. Morgan Residential Mortgage Acceptance Corporation Pass-Thru Certificates, Series 2002-R2, Class I-A-1, 4.25%, Due 4/28/30 (Acquired 1/17/03; Cost $306,499) (b) (g)	303,746	306,328
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1443%, Due 10/25/32	201,172	206,455
Master Asset Securitization Trust Mortgage Pass-Thru Certificates, Series 2002-8, Class 1A6, 5.50%, Due 12/25/17	56,754	56,685
Mellon Residential Funding Corporation, Mortgage Pass-Thru Certificates, Series 2001-HEIL 1, Class A-3, 5.945%, Due 2/25/11	90,072	90,025
Nomura Asset Acceptance Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-A3, Class A-IO, 5.15%, Due 6/25/06	3,000,000	300,510
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	13,848,649	220,747
Residential Asset Mortgage Products, Inc. Variable Rate Pass-Thru Certificates, Series 2003-SL1, Class 4A1, 8.00%, Due 11/25/31 (e)	1,000,000	1,037,700
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 1.75%, Due 10/25/33	500,000	500,000
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 2.52%, Due 9/10/35 (Acquired 9/10/03; Cost $499,470) (b) (g)	499,470	499,470
Structured Asset Investment Loan Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	4,909,086	264,630
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.07%, Due 4/25/33	500,000	504,375
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-18XS, Class AIO, 5.00%, Due 5/25/05	12,500,000	234,375

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	$5,000,000	$290,625
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC 10, Class M1, 1.87%, Due 10/25/33	500,000	499,688
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-7, 5.5262%, Due 4/26/32	214,951	218,341
Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	744,801	752,527

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $18,165,280)		18,267,703

United States Government & Agency Issues 23.2%
FHLMC Adjustable Rate Participation Certificates:
Pool #1B0123, 6.10%, Due 9/01/31	301,317	310,838
Pool #1B0128, 6.149%, Due 9/01/31	374,274	386,321
Pool #786823, 6.07%, Due 7/01/29	384,091	395,267
Pool #865469, 6.569%, Due 8/01/25	100,534	104,552
FHLMC Guaranteed Interest Only Mortgage Participation Certificates, 3.50%, Due 12/25/04	10,000,000	203,000
FHLMC Guaranteed Interest Only Participation Certificates, Series T-53, Class S, 6.50%, Due 6/25/05	3,500,000	344,400
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	643,718	738,667
FHLMC Participation Certificates:
6.50%, Due 12/01/10	772,938	813,633
7.00%, Due 11/17/13	662,199	705,242
7.50%, Due 12/01/11	295,480	315,425
7.50%, Due 6/01/12	358,122	381,197
7.50%, Due 10/01/12	692,497	737,481
8.00%, Due 12/25/22	600,740	647,096
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates, Pool #545460, 5.847%, Due 11/01/31	329,546	340,972
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, Series 2002-T6, Class A4, 5.3374%, Due 3/25/41	16,785	17,566
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates, Series 2002-33, Class A4, 5.3517%, Due 11/25/30	390,037	403,201
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W11, Class A1, 5.344%, Due 6/25/33	968,090	1,003,184
Series 2003-W6, Class 6A, 5.2429%, Due 8/25/42	874,730	920,654
Series 2003-W6, Class PT4, 9.5466%, Due 10/25/42	860,957	987,947
FNMA Guaranteed Mortgage Pass-Thru Certificates:
8.00%, Due 9/01/23	83,018	90,644
8.33%, Due 7/15/20	438,167	491,097
9.00%, Due 2/15/20	15,482	17,501
FNMA Notes, 3.25%, Due 8/15/08	$1,000,000	$988,796
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13	502,610	537,723
8.00%, Due 12/15/23	538,643	595,611
United States Treasury Notes, 2.625%, Due 5/15/08	250,000	245,146

Total United States Government & Agency Issues (Cost $12,605,556)		12,723,161

Short-Term Investments (a) 6.6%
Corporate Bonds 3.7%
Altria Group, Inc. Notes, 7.50%, Due 4/01/04	500,000	509,413
EOP Operating LP Notes, 7.375%, Due 11/15/03	500,000	500,802
General Mills Corporation Notes, 8.75%, Due 9/15/04	500,000	528,892
Husky Oil, Ltd. Senior Yankee Notes, 6.875%, Due 11/15/03	250,000	250,387
Simon Property Group, Inc. Notes, 7.75%, Due 8/15/04 (b)	250,000	261,451
Simon Property Group LP Notes, 6.75%, Due 2/09/04	15,000	15,204

		2,066,149
Repurchase Agreements 2.8%
ABN AMRO Inc. (Dated 10/31/03), 1.05%, Due 11/03/03 (Repurchase Proceeds $600,053); Collateralized by: United States Government & Agency Issues (d)	600,000	600,000
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase Proceeds $917,557); Collateralized by: United States Government & Agency Issues (d)	917,500	917,500

		1,517,500
United States Government Issues 0.1%
United States Treasury Bills, Due 11/28/03 (c)	50,000	49,968

Total Short-Term Investments (Cost $3,624,436)		3,633,617

Total Investments in Securities (Cost $55,550,005) 102.1%		56,049,910
Other Assets and Liabilities, Net (2.1%)		(1,137,021)

Net Assets 100.0%		$54,912,889

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
15 Five-Year Treasury Notes	12/03	$1,677,188	$13,113
10 Ninety-Day Eurodollars	12/05	2,403,625	4,083

LEGEND

(a)	Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security pledged as collateral to cover margin requirements on open futures contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is when-issued.
(f)	Non-income producing security.
(g)	Illiquid security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2003

	(In Thousands, Except As Noted)

	Strong Corporate Bond Fund	Strong High-Yield Bond Fund	Strong Short-Term Bond Fund
Assets:
Investments in Securities, at Value (Cost of $670,155, $507,733 and $811,976, respectively)	$698,127	$497,010	$825,344
Receivable for Securities Sold	11,348	25,120	2,144
Receivable for Fund Shares Sold	78	59	14
Interest and Dividends Receivable	10,853	10,534	9,502
Variation Margin Receivable	—	—	19
Other Assets	56	2,076	79

Total Assets	720,462	534,799	837,102

Liabilities:
Payable for Securities Purchased	3,930	16,640	14,031
Payable for Fund Shares Redeemed	1,944	1,385	1,177
Payable Upon Return of Securities on Loan	44,726	—	14,127
Dividends Payable	2,818	3,150	2,657
Variation Margin Payable	306	—	—
Cash Overdraft Liability	5,556	—	—
Accrued Operating Expenses and Other Liabilities	293	215	243

Total Liabilities	59,573	21,390	32,235

Net Assets	$660,889	$513,409	$804,867

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$789,515	$932,989	$953,589
Undistributed Net Investment Income (Loss)	—	27	19
Undistributed Net Realized Gain (Loss)	(154,881)	(408,883)	(162,323)
Net Unrealized Appreciation (Depreciation)	26,255	(10,724)	13,582

Net Assets	$660,889	$513,409	$804,867

Investor Class ($ and shares in full)
Net Assets	$555,581,654	$441,930,836	$723,272,900
Capital Shares Outstanding (Unlimited Number Authorized)	53,314,451	58,816,998	82,074,758

Net Asset Value Per Share	$10.42	$7.51	$8.81

Institutional Class ($ and shares in full)
Net Assets	$76,644,085	$41,891,294	$67,391,036
Capital Shares Outstanding (Unlimited Number Authorized)	7,363,028	5,562,563	7,640,353

Net Asset Value Per Share	$10.41	$7.53	$8.82

Advisor Class ($ and shares in full)
Net Assets	$28,663,000	$29,586,543	$14,203,188
Capital Shares Outstanding (Unlimited Number Authorized)	2,751,361	3,951,923	1,611,552

Net Asset Value Per Share	$10.42	$7.49	$8.81

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

(In Thousands)

Strong Government Securities Fund
Assets:
Investments in Securities, at Value (Cost of $3,010,518)	$3,045,203
Receivable for Securities Sold	155,552
Receivable for Fund Shares Sold	1,209
Interest and Dividends Receivable	21,433
Variation Margin Receivable	108
Other Assets	195

Total Assets	3,223,700

Liabilities:
Payable for Securities Purchased	682,415
Written Options, at Value (Premiums Received of $646)	930
Payable for Fund Shares Redeemed	3,908
Payable Upon Return of Securities on Loan	273,350
Dividends Payable	6,022
Accrued Operating Expenses and Other Liabilities	1,382

Total Liabilities	968,007

Net Assets	$2,255,693

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,190,129
Undistributed Net Investment Income (Loss)	3,294
Undistributed Net Realized Gain (Loss)	28,832
Net Unrealized Appreciation (Depreciation)	33,438

Net Assets	$2,255,693

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

(In Thousands, Except As Noted)

Strong Government Securities Fund
Investor Class ($ and shares in full)
Net Assets	$2,010,247,440
Capital Shares Outstanding (Unlimited Number Authorized)	181,855,663

Net Asset Value Per Share	$11.05

Institutional Class ($ and shares in full)
Net Assets	$121,766,593
Capital Shares Outstanding (Unlimited Number Authorized)	11,022,724

Net Asset Value Per Share	$11.05

Advisor Class ($ and shares in full)
Net Assets	$120,753,041
Capital Shares Outstanding (Unlimited Number Authorized)	10,929,733

Net Asset Value Per Share	$11.05

Class C ($ and shares in full)
Net Assets	$2,925,466
Capital Shares Outstanding (Unlimited Number Authorized)	264,851

Net Asset Value Per Share	$11.05

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

(In Thousands, Except As Noted)

Strong Short-Term High-Yield Bond Fund
Assets:
Investments in Securities, at Value (Cost of $327,153)	$335,368
Receivable for Securities Sold	5,934
Receivable for Fund Shares Sold	838
Interest and Dividends Receivable	6,777
Other Assets	32

Total Assets	348,949

Liabilities:
Payable for Securities Purchased	4,027
Payable for Fund Shares Redeemed	1,890
Dividends Payable	1,436
Accrued Operating Expenses and Other Liabilities	93

Total Liabilities	7,446

Net Assets	$341,503

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$410,347
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(77,059)
Net Unrealized Appreciation (Depreciation)	8,215

Net Assets	$341,503

Investor Class ($ and shares in full)
Net Assets	$268,015,375
Capital Shares Outstanding (Unlimited Number Authorized)	30,947,075

Net Asset Value Per Share	$8.66

Advisor Class ($ and shares in full)
Net Assets	$73,487,429
Capital Shares Outstanding (Unlimited Number Authorized)	8,486,166

Net Asset Value Per Share	$8.66

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

	(In Thousands, Except Per Share Amount)

	Strong Corporate Income Fund	Strong Short-Term Income Fund
Assets:
Investments in Securities, at Value (Cost of $28,547 and $55,550, respectively)	$29,038	$56,050
Receivable for Securities Sold	71	162
Receivable for Fund Shares Sold	3	10
Interest and Dividends Receivable	398	685
Variation Margin Receivable	—	3
Other Assets	7	20

Total Assets	29,517	56,930

Liabilities:
Payable for Securities Purchased	70	1,843
Dividends Payable	94	149
Accrued Operating Expenses and Other Liabilities	22	25

Total Liabilities	186	2,017

Net Assets	$29,331	$54,913

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$28,663	$54,527
Undistributed Net Investment Income (Loss)	—	—
Undistributed Net Realized Gain (Loss)	177	(131)
Net Unrealized Appreciation (Depreciation)	491	517

Net Assets	$29,331	$54,913

Capital Shares Outstanding (Unlimited Number Authorized)	2,862	5,459

Net Asset Value Per Share	$10.25	$10.06

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2003

	(In Thousands)

	Strong Corporate Bond Fund	Strong High-Yield Bond Fund	Strong Short-Term Bond Fund
Income:
Interest	$43,828	$46,629	$38,117
Dividends – Unaffiliated Issuers	499	492	75
Dividends – Affiliated Issuers	—	—	5

Total Income	44,327	47,121	38,197

Expenses (Note 4):
Investment Advisory Fees	2,668	1,960	3,319
Administrative Fees	1,840	1,364	2,319
Custodian Fees	66	24	62
Shareholder Servicing Costs	1,977	1,057	1,774
12b-1 Fees	76	60	28
Other	527	312	553

Total Expenses before Expense Offsets	7,154	4,777	8,055
Expense Offsets	(38)	(31)	(32)

Expenses, Net	7,116	4,746	8,023

Net Investment Income (Loss)	37,211	42,375	30,174

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	32,341	(25,025)	3,273
Futures Contracts	621	—	851

Net Realized Gain (Loss)	32,962	(25,025)	4,124
Net Change in Unrealized Appreciation/Depreciation on:
Investments	33,550	113,082	5,357
Futures Contracts	(3,001)	—	(427)

Net Change in Unrealized Appreciation/Depreciation	30,549	113,082	4,930

Net Gain (Loss) on Investments	63,511	88,057	9,054

Net Increase (Decrease) in Net Assets Resulting from Operations	$100,722	$130,432	$39,228

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

(In Thousands)

Strong Government Securities Fund
Income:
Interest	$88,382
Dividends – Affiliated Issuers	52

Total Income	88,434

Expenses (Note 4):
Investment Advisory Fees	8,851
Administrative Fees	6,799
Custodian Fees	267
Shareholder Servicing Costs	6,747
12b-1 Fees	340
Other	950

Total Expenses before Expense Offsets	23,954
Expense Offsets	(37)

Expenses, Net	23,917

Net Investment Income (Loss)	64,517

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	48,101
Written Options	526
Futures Contracts	464
Forward Foreign Currency Contracts	(64)
Swaps	4,165

Net Realized Gain (Loss)	53,192
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(39,985)
Written Options	(336)
Futures Contracts	(157)
Swaps	(636)
Foreign Currencies	(10)

Net Change in Unrealized Appreciation/Depreciation	(41,124)

Net Gain (Loss) on Investments	12,068

Net Increase (Decrease) in Net Assets Resulting from Operations	$76,585

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

(In Thousands)

Strong Short-Term High Yield Bond Fund
Interest Income	$18,597

Expenses (Note 4):
Investment Advisory Fees	1,081
Administrative Fees	807
Custodian Fees	16
Shareholder Servicing Costs	705
12b-1 Fees	118
Other	178

Total Expenses before Expense Offsets	2,905
Expense Offsets	(25)

Expenses, Net	2,880

Net Investment Income (Loss)	15,717

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	416
Net Change in Unrealized Appreciation/Depreciation on Investments	11,680

Net Gain (Loss) on Investments	12,096

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,813

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

	(In Thousands)

	Strong Corporate Income Fund	Strong Short-Term Income Fund
Interest Income	$1,008	$1,181

Expenses:
Investment Advisory Fees	91	181
Administrative Fees	68	135
Custodian Fees	6	9
Shareholder Servicing Costs	107	184
12b-1 Fees	61	121
Federal and State Registration Fees	20	32
Other	32	41

Total Expenses before Expense Offsets	385	703
Expense Offsets (Note 4)	(344)	(628)

Expenses, Net	41	75

Net Investment Income (Loss)	967	1,106

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	164	301
Futures Contracts	13	48

Net Realized Gain (Loss)	177	349
Net Change in Unrealized Appreciation/Depreciation on:
Investments	491	500
Futures Contracts	—	17

Net Change in Unrealized Appreciation/Depreciation	491	517

Net Gain (Loss) on Investments	668	866

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,635	$1,972

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Corporate Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$37,211	$75,032
Net Realized Gain (Loss)	32,962	(166,270)
Net Change in Unrealized Appreciation/Depreciation	30,549	14,372

Net Increase (Decrease) in Net Assets Resulting from Operations	100,722	(76,866)
Distributions:
From Net Investment Income:
Investor Class	(32,314)	(71,043)
Institutional Class	(3,270)	(2,984)
Advisor Class	(1,554)	(2,099)

Total Distributions	(37,138)	(76,126)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(159,999)	(446,558)

Total Increase (Decrease) in Net Assets	(96,415)	(599,550)
Net Assets:
Beginning of Year	757,304	1,356,854

End of Year	$660,889	$757,304

Undistributed Net Investment Income (Loss)	$—	$—

	Strong High-Yield Bond Fund		Strong Short-Term Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$42,375	$93,601	$30,174	$59,936
Net Realized Gain (Loss)	(25,025)	(281,277)	4,124	(111,607)
Net Change in Unrealized Appreciation/Depreciation	113,082	100,417	4,930	28,243

Net Increase (Decrease) in Net Assets Resulting from Operations	130,432	(87,259)	39,228	(23,428)
Distributions:
From Net Investment Income:
Investor Class	(37,232)	(85,807)	(32,350)	(59,366)
Institutional Class	(3,298)	(5,719)	(2,685)	(3,114)
Advisor Class	(1,858)	(1,949)	(423)	(495)

Total Distributions	(42,388)	(93,475)	(35,458)	(62,975)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(78,031)	(191,183)	(196,984)	(345,020)

Total Increase (Decrease) in Net Assets	10,013	(371,917)	(193,214)	(431,423)
Net Assets:
Beginning of Year	503,396	875,313	998,081	1,429,504

End of Year	$513,409	$503,396	$804,867	$998,081

Undistributed Net Investment Income (Loss)	$27	$58	$19	$(15)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Government Securities Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
	(Note 1)
Operations:
Net Investment Income (Loss)	$64,517	$79,835
Net Realized Gain (Loss)	53,192	75,251
Net Change in Unrealized Appreciation/Depreciation	(41,124)	4,396

Net Increase (Decrease) in Net Assets Resulting from Operations	76,585	159,482
Distributions:
From Net Investment Income:
Investor Class	(78,406)	(84,192)
Institutional Class	(4,295)	(4,241)
Advisor Class	(4,177)	(2,088)
Class C	(25)	—
From Net Realized Gains:
Investor Class	(52,046)	(23,585)
Institutional Class	(2,377)	(1,018)
Advisor Class	(2,556)	(404)

Total Distributions	(143,882)	(115,528)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(248,567)	748,080

Total Increase (Decrease) in Net Assets	(315,864)	792,034
Net Assets:
Beginning of Year	2,571,557	1,779,523

End of Year	$2,255,693	$2,571,557

Undistributed Net Investment Income (Loss)	$3,294	$7,015

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Short-Term High Yield Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$15,717	$23,509
Net Realized Gain (Loss)	416	(66,121)
Net Change in Unrealized Appreciation/Depreciation	11,680	40,013

Net Increase (Decrease) in Net Assets Resulting from Operations	27,813	(2,599)

Distributions:
From Net Investment Income:
Investor Class	(13,242)	(21,787)
Advisor Class	(2,485)	(1,616)

Total Distributions	(15,727)	(23,403)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	101,238	(111,640)

Total Increase (Decrease) in Net Assets	113,324	(137,642)
Net Assets:
Beginning of Year	228,179	365,821

End of Year	$341,503	$228,179

Undistributed Net Investment Income (Loss)	$—	$—

Strong Corporate Income Fund
Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$967
Net Realized Gain (Loss)	177
Net Change in Unrealized Appreciation/Depreciation	491

Net Increase (Decrease) in Net Assets Resulting from Operations	1,635

Distributions From Net Investment Income	(967)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	28,663

Total Increase (Decrease) in Net Assets	29,331
Net Assets:
Beginning of Year	—

End of Year	$29,331

Undistributed Net Investment Income (Loss)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

(In Thousands)

Strong Short-Term Income Fund
Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$1,106
Net Realized Gain (Loss)	349
Net Change in Unrealized Appreciation/Depreciation	517

Net Increase (Decrease) in Net Assets Resulting from Operations	1,972

Distributions From Net Investment Income	(1,586)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	54,527

Total Increase (Decrease) in Net Assets	54,913
Net Assets:
Beginning of Year	—

End of Year	$54,913

Undistributed Net Investment Income (Loss)	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG CORPORATE BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.54	$10.80	$10.43	$10.60	$11.09
Income From Investment Operations:
Net Investment Income (Loss)	0.53	0.65	0.76	0.77	0.73
Net Realized and Unrealized Gains (Losses) on Investments	0.88	(1.26)	0.37	(0.19)	(0.49)

Total from Investment Operations	1.41	(0.61)	1.13	0.58	0.24
Less Distributions:
From Net Investment Income	(0.53)	(0.65)	(0.76)	(0.75)	(0.73)

Total Distributions	(0.53)	(0.65)	(0.76)	(0.75)	(0.73)

Net Asset Value, End of Period	$10.42	$9.54	$10.80	$10.43	$10.60

Ratios and Supplemental Data
Total Return	+15.0%	–5.7%	+11.1%	+5.7%	+2.2%
Net Assets, End of Period (In Millions)	$556	$683	$1,293	$921	$868
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%	1.0%	0.9%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	0.9%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.2%	6.6%	7.0%	7.3%	6.7%
Portfolio Turnover Rate(b)	204.8%	411.5%	341.4%	293.9%	403.2%

STRONG CORPORATE BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.53	$10.79	$10.42	$10.59	$10.58
Income From Investment Operations:
Net Investment Income (Loss)	0.57	0.68	0.81	0.80	0.13
Net Realized and Unrealized Gains (Losses) on Investments	0.88	(1.25)	0.37	(0.17)	0.01

Total from Investment Operations	1.45	(0.57)	1.18	0.63	0.14
Less Distributions:
From Net Investment Income	(0.57)	(0.69)	(0.81)	(0.80)	(0.13)

Total Distributions	(0.57)	(0.69)	(0.81)	(0.80)	(0.13)

Net Asset Value, End of Period	$10.41	$9.53	$10.79	$10.42	$10.59

Ratios and Supplemental Data
Total Return	+15.5%	–5.4%	+11.6%	+6.2%	+1.4%
Net Assets, End of Period (In Millions)	$77	$43	$32	$7	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%	0.6%	0.5%	0.4%	0.4%*
Ratio of Expenses to Average Net Assets	0.6%	0.6%	0.5%	0.4%	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.6%	7.0%	7.4%	7.7%	6.9%*
Portfolio Turnover Rate(b)	204.8%	411.5%	341.4%	293.9%	403.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	For the period from September 1, 1999 (public launch date) to October 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG CORPORATE BOND FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.54	$10.80	$10.42	$10.59	$10.58
Income From Investment Operations:
Net Investment Income (Loss)	0.52	0.63	0.74	0.73	0.12
Net Realized and Unrealized Gains (Losses) on Investments	0.88	(1.25)	0.38	(0.17)	0.01

Total from Investment Operations	1.40	(0.62)	1.12	0.56	0.13
Less Distributions:
From Net Investment Income	(0.52)	(0.64)	(0.74)	(0.73)	(0.12)

Total Distributions	(0.52)	(0.64)	(0.74)	(0.73)	(0.12)

Net Asset Value, End of Period	$10.42	$9.54	$10.80	$10.42	$10.59

Ratios and Supplemental Data
Total Return	+14.9%	–5.8%	+11.0%	+5.5%	+1.2%
Net Assets, End of Period (In Millions)	$29	$31	$32	$7	$0	(c)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.3%	1.1%	1.2	%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.1%	6.4%	6.7%	6.9%	6.8	%*
Portfolio Turnover Rate(d)	204.8%	411.5%	341.4%	293.9%	403.2%

STRONG HIGH-YIELD BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$6.33	$7.75	$9.68	$10.60	$10.73
Income From Investment Operations:
Net Investment Income (Loss)	0.57	0.78	1.03	1.14	1.09
Net Realized and Unrealized Gains (Losses) on Investments	1.18	(1.42)	(1.93)	(0.92)	(0.05)

Total from Investment Operations	1.75	(0.64)	(0.90)	0.22	1.04
Less Distributions:
From Net Investment Income	(0.57)	(0.78)	(1.03)	(1.14)	(1.08)
From Net Realized Gains	—	—	—	—	(0.09)

Total Distributions	(0.57)	(0.78)	(1.03)	(1.14)	(1.17)

Net Asset Value, End of Period	$7.51	$6.33	$7.75	$9.68	$10.60

Ratios and Supplemental Data
Total Return	+28.6%	–9.1%	–10.1%	+1.9%	+9.8%
Net Assets, End of Period (In Millions)	$442	$439	$847	$717	$595
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%	1.0%	0.9%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	0.9%	1.0%	0.9%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	8.1%	10.6%	11.5%	11.0%	9.8%
Portfolio Turnover Rate(d)	171.7%	120.3%	114.4%	103.8%	144.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 1, 1999 (public launch date) to October 31, 1999.
(c)	Amount is less than $500,000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG HIGH-YIELD BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$6.35	$7.75	$8.56
Income From Investment Operations:
Net Investment Income (Loss)	0.61	0.82	0.26
Net Realized and Unrealized Gains (Losses) on Investments	1.17	(1.40)	(0.81)

Total from Investment Operations	1.78	(0.58)	(0.55)
Less Distributions:
From Net Investment Income	(0.60)	(0.82)	(0.26)

Total Distributions	(0.60)	(0.82)	(0.26)

Net Asset Value, End of Period	$7.53	$6.35	$7.75

Ratios and Supplemental Data
Total Return	+29.1%	–8.4%	–6.5%
Net Assets, End of Period (In Millions)	$42	$47	$14
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.5%*
Ratio of Expenses to Average Net Assets	0.5%	0.5%	0.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	8.6%	11.0%	12.9%*
Portfolio Turnover Rate(c)	171.7%	120.3%	114.4%

STRONG HIGH-YIELD BOND FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$6.31	$7.74	$9.67	$10.78
Income From Investment Operations:
Net Investment Income (Loss)	0.55	0.77	1.01	0.75
Net Realized and Unrealized Gains (Losses) on Investments	1.18	(1.43)	(1.93)	(1.11)

Total from Investment Operations	1.73	(0.66)	(0.92)	(0.36)
Less Distributions:
From Net Investment Income	(0.55)	(0.77)	(1.01)	(0.75)

Total Distributions	(0.55)	(0.77)	(1.01)	(0.75)

Net Asset Value, End of Period	$7.49	$6.31	$7.74	$9.67

Ratios and Supplemental Data
Total Return	+28.4%	–9.4%	–10.3%	–3.4%
Net Assets, End of Period (In Millions)	$30	$17	$15	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.6%	1.2%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	7.7%	10.4%	11.3%	10.7%*
Portfolio Turnover Rate(c)	171.7%	120.3%	114.4%	103.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 1, 2001 (public launch date) to October 31, 2001.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from March 1, 2000 (public launch date) to October 31, 2000.
(e)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.78	$9.39	$9.34	$9.41	$9.57
Income From Investment Operations:
Net Investment Income (Loss)	0.29	0.44	0.60	0.63	0.62
Net Realized and Unrealized Gains (Losses) on Investments	0.09	(0.59)	0.05	(0.07)	(0.17)

Total from Investment Operations	0.38	(0.15)	0.65	0.56	0.45
Less Distributions:
From Net Investment Income	(0.35)	(0.46)	(0.60)	(0.63)	(0.61)

Total Distributions	(0.35)	(0.46)	(0.60)	(0.63)	(0.61)

Net Asset Value, End of Period	$8.81	$8.78	$9.39	$9.34	$9.41

Ratios and Supplemental Data
Total Return	+4.4%	–1.6%	+7.1%	+6.2%	+4.8%
Net Assets, End of Period (In Millions)	$723	$933	$1,348	$1,138	$1,272
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%	0.9%	0.9%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	0.9%	0.9%	0.9%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.4%	4.9%	6.2%	6.7%	6.5%
Portfolio Turnover Rate(b)	97.4%	154.3%	129.3%	94.1%	124.2%

STRONG SHORT-TERM BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.79	$9.40	$9.35	$9.42	$9.42
Income From Investment Operations:
Net Investment Income (Loss)	0.34	0.48	0.64	0.67	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.08	(0.59)	0.05	(0.07)	—

Total from Investment Operations	0.42	(0.11)	0.69	0.60	0.11
Less Distributions:
From Net Investment Income	(0.39)	(0.50)	(0.64)	(0.67)	(0.11)

Total Distributions	(0.39)	(0.50)	(0.64)	(0.67)	(0.11)

Net Asset Value, End of Period	$8.82	$8.79	$9.40	$9.35	$9.42

Ratios and Supplemental Data
Total Return	+4.8%	–1.1%	+7.6%	+6.6%	+1.2%
Net Assets, End of Period (In Millions)	$67	$55	$71	$25	$13
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.4%	0.4%	0.4%*
Ratio of Expenses to Average Net Assets	0.5%	0.5%	0.4%	0.4%	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.8%	5.3%	6.6%	7.2%	6.8%*
Portfolio Turnover Rate(b)	97.4%	154.3%	129.3%	94.1%	124.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	For the period from September 1, 1999 (public launch date) to October 31, 1999.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM BOND FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.78	$9.40	$9.34	$9.41	$9.42
Income From Investment Operations:
Net Investment Income (Loss)	0.29	0.42	0.58	0.60	0.10
Net Realized and Unrealized Gains (Losses) on Investments	0.07	(0.60)	0.06	(0.07)	(0.01)

Total from Investment Operations	0.36	(0.18)	0.64	0.53	0.09
Less Distributions:
From Net Investment Income	(0.33)	(0.44)	(0.58)	(0.60)	(0.10)

Total Distributions	(0.33)	(0.44)	(0.58)	(0.60)	(0.10)

Net Asset Value, End of Period	$8.81	$8.78	$9.40	$9.34	$9.41

Ratios and Supplemental Data
Total Return	+4.2%	–1.9%	+6.9%	+5.8%	+0.9%
Net Assets, End of Period (In Millions)	$14	$9	$10	$0 (c)	$0 (c)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.3%	2.0%	1.2%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1%	4.7%	5.5%	6.5%	6.3%*
Portfolio Turnover Rate(d)	97.4%	154.3%	129.3%	94.1%	124.2%

STRONG GOVERNMENT SECURITIES FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.36	$11.26	$10.33	$10.23	$11.04
Income From Investment Operations:
Net Investment Income (Loss)	0.28	0.43	0.55	0.59	0.58
Net Realized and Unrealized Gains (Losses) on Investments	0.05	0.31	0.95	0.10	(0.58)

Total from Investment Operations	0.33	0.74	1.50	0.69	—
Less Distributions:
From Net Investment Income	(0.38)	(0.48)	(0.57)	(0.59)	(0.58)
From Net Realized Gains	(0.26)	(0.16)	—	—	(0.23)

Total Distributions	(0.64)	(0.64)	(0.57)	(0.59)	(0.81)

Net Asset Value, End of Period	$11.05	$11.36	$11.26	$10.33	$10.23

Ratios and Supplemental Data
Total Return	+3.0%	+7.0%	+14.9%	+7.0%	0.0	%(e)
Net Assets, End of Period (In Millions)	$2,010	$2,360	$1,691	$1,283	$1,340
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%	0.9%	0.9%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	1.0%	0.9%	0.9%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.5%	3.8%	5.1%	5.8%	5.5%
Portfolio Turnover Rate(d)	530.9%	519.2%	552.2%	373.3%	185.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 1, 1999 (public launch date) to October 31, 1999.
(c)	Amount is less than $500,000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GOVERNMENT SECURITIES FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.36	$11.26	$10.34	$10.22	$10.21
Income From Investment Operations:
Net Investment Income (Loss)	0.34	0.48	0.60	0.64	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.05	0.31	0.93	0.12	0.01

Total from Investment Operations	0.39	0.79	1.53	0.76	0.12
Less Distributions:
From Net Investment Income	(0.44)	(0.53)	(0.61)	(0.64)	(0.11)
From Net Realized Gains	(0.26)	(0.16)	—	—	—

Total Distributions	(0.70)	(0.69)	(0.61)	(0.64)	(0.11)

Net Asset Value, End of Period	$11.05	$11.36	$11.26	$10.34	$10.22

Ratios and Supplemental Data
Total Return	+3.6%	+7.5%	+15.3%	+7.7%	+1.1%
Net Assets, End of Period (In Millions)	$122	$105	$76	$21	$0	(c)
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.5%	0.4%	0.4	%*
Ratio of Expenses to Average Net Assets	0.5%	0.5%	0.5%	0.4%	0.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%	4.5%	5.4%	6.2%	5.9	%*
Portfolio Turnover Rate(d)	530.9%	519.2%	552.2%	373.3%	185.3%

STRONG GOVERNMENT SECURITIES FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.35	$11.25	$10.33	$10.22	$10.21
Income From Investment Operations:
Net Investment Income (Loss)	0.25	0.42	0.54	0.56	0.09
Net Realized and Unrealized Gains (Losses) on Investments	0.07	0.30	0.92	0.11	0.01

Total from Investment Operations	0.32	0.72	1.46	0.67	0.10
Less Distributions:
From Net Investment Income	(0.36)	(0.46)	(0.54)	(0.56)	(0.09)
From Net Realized Gains	(0.26)	(0.16)	—	—	—

Total Distributions	(0.62)	(0.62)	(0.54)	(0.56)	(0.09)

Net Asset Value, End of Period	$11.05	$11.35	$11.25	$10.33	$10.22

Ratios and Supplemental Data
Total Return	+2.9%	+6.8%	+14.5%	+6.8%	+1.0%
Net Assets, End of Period (In Millions)	$121	$107	$12	$0 (c)	$0	(c)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.1%	1.4%	1.9%	1.2	%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%	3.7%	4.5%	5.5%	5.4	%*
Portfolio Turnover Rate(d)	530.9%	519.2%	552.2%	373.3%	185.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 1, 1999 (public launch date) to October 31, 1999.
(c)	Amount is less than $500,000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GOVERNMENT SECURITIES FUND — CLASS C

Period Ended Oct 31, 2003(b)

Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.14
Income From Investment Operations:
Net Investment Income (Loss)	0.19
Net Realized and Unrealized Gains (Losses) on Investments	(0.06)

Total from Investment Operations	0.13
Less Distributions:
From Net Investment Income	(0.22)

Total Distributions	(0.22)

Net Asset Value, End of Period	$11.05

Ratios and Supplemental Data
Total Return	+1.2%
Net Assets, End of Period (In Millions)	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%*
Ratio of Expenses to Average Net Assets	2.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.3%*
Portfolio Turnover Rate(c)	530.9%

STRONG SHORT-TERM HIGH YIELD BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000		Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.29	$8.93	$9.88	$10.21		$10.20
Income From Investment Operations:
Net Investment Income (Loss)	0.47	0.61	0.82	0.81		0.79
Net Realized and Unrealized Gains (Losses) on Investments	0.37	(0.64)	(0.95)	(0.33)		0.06

Total from Investment Operations	0.84	(0.03)	(0.13)	0.48		0.85
Less Distributions:
From Net Investment Income	(0.47)	(0.61)	(0.82)	(0.81)		(0.79)
From Net Realized Gains	—	—	—	(0.00	)(d)	(0.05)

Total Distributions	(0.47)	(0.61)	(0.82)	(0.81)		(0.84)

Net Asset Value, End of Period	$8.66	$8.29	$8.93	$9.88		$10.21

Ratios and Supplemental Data
Total Return	+10.4%	–0.4%	–1.6%	+4.9%		+8.5%
Net Assets, End of Period (In Millions)	$268	$200	$348	$286		$252
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%	0.9%	0.8%	0.8%		0.8%
Ratio of Expenses to Average Net Assets	1.0%	0.9%	0.8%	0.8%		0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.5%	7.2%	8.5%	8.1%		7.6%
Portfolio Turnover Rate(c)	116.7%	86.1%	72.9%	66.8%		60.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 27, 2002 (public launch date) to October 31, 2003.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM HIGH YIELD BOND FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.28	$8.93	$9.88	$10.05
Income From Investment Operations:
Net Investment Income (Loss)	0.46	0.60	0.79	0.51
Net Realized and Unrealized Gains (Losses) on Investments	0.38	(0.65)	(0.95)	(0.17)

Total from Investment Operations	0.84	(0.05)	(0.16)	0.34
Less Distributions:
From Net Investment Income	(0.46)	(0.60)	(0.79)	(0.51)

Total Distributions	(0.46)	(0.60)	(0.79)	(0.51)

Net Asset Value, End of Period	$8.66	$8.28	$8.93	$9.88

Ratios and Supplemental Data
Total Return	+10.4%	–0.7%	–1.9%	+3.5%
Net Assets, End of Period (In Millions)	$73	$28	$18	$0 (c)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.3%	1.2%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.2%	6.8%	7.9%	7.6%*
Portfolio Turnover Rate(d)	116.7%	86.1%	72.9%	66.8%

STRONG CORPORATE INCOME FUND

Year Ended Oct. 31, 2003

Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.40
Net Realized and Unrealized Gains (Losses) on Investments	0.25

Total from Investment Operations	0.65
Less Distributions:
From Net Investment Income	(0.40)

Total Distributions	(0.40)

Net Asset Value, End of Period	$10.25

Ratios and Supplemental Data
Total Return	+6.6%
Net Assets, End of Period (In Millions)	$29
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%
Ratio of Expenses to Average Net Assets	0.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.0%
Portfolio Turnover Rate	211.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 1, 2000 (public launch date) to October 31, 2000.
(c)	Amount is less than $500,000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM INCOME FUND

Year Ended Oct. 31, 2003

Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.24
Net Realized and Unrealized Gains (Losses) on Investments	0.14

Total from Investment Operations	0.38
Less Distributions:
From Net Investment Income	(0.32)

Total Distributions	(0.32)

Net Asset Value, End of Period	$10.06

Ratios and Supplemental Data
Total Return	+3.9%
Net Assets, End of Period (In Millions)	$55
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%
Ratio of Expenses to Average Net Assets	0.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%
Portfolio Turnover Rate	327.1%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Corporate Bond Fund (a series fund of Strong Corporate Bond Fund, Inc.)

•	Strong High-Yield Bond Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Short-Term Bond Fund (a series fund of Strong Short-Term Bond Fund, Inc.)

•	Strong Government Securities Fund (a series fund of Strong Government Securities Fund, Inc.)

•	Strong Short-Term High Yield Bond Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Corporate Income Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Short-Term Income Fund (a series fund of Strong Income Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Corporate Bond Fund, Strong High-Yield Bond Fund and Strong Short-Term Bond Fund offer Investor Class, Institutional Class and Advisor Class shares. Strong Government Securities Fund offers Investor Class, Institutional Class, Advisor Class and Class C shares. Strong Short-Term High Yield Bond Fund offers Investor Class and Advisor Class shares. Strong Corporate Income Fund and Strong Short-Term Income Fund offer Investor Class shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain higher initial investment minimums and Advisor Class and Class C shares are available only through financial professionals.

Effective October 31, 2002, Strong Corporate Income Fund and Strong Short-Term Income Fund commenced operations (Public launch date of November 1, 2002).

Effective December 26, 2002, Strong Government Securities Fund issued an additional class of shares: Class C shares (Public launch date of December 27, 2002).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

guidelines established by the Funds’ Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at October 31, 2003, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Corporate Bond Fund	$163,253	$179,812	0.0%
Strong High-Yield Bond Fund	9,106,112	5,197,373	1.0%
Strong Short-Term Bond Fund	51,821,934	49,549,954	6.2%
Strong Short-Term Income Fund	805,969	805,798	1.5%

The Funds, except Strong Government Securities Fund, invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers, and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, the Funds’ net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Fund’s investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)

Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — The Funds may enter into interest rate, credit default, securities index, commodity, currency exchange rate and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally, the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(L)	Bank Loan Commitments — The Funds, except for Strong Government Securities Fund, may acquire bank term loans under which the Fund obtains its rights directly from the borrower. Such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit. Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund hold bank term loans as listed in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

(M)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily.

At October 31, 2003, Strong Corporate Bond Fund, Strong Short-Term Bond Fund and Strong Government Securities Fund had securities with a market value of $43,677,594, $13,823,069 and $267,392,752, respectively, on loan and had received $44,725,825, $14,126,856 and $273,349,604, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the year ended October 31, 2003, the securities lending income totaled $73,895, $32,656 and $648,307 for Strong Corporate Bond Fund, Strong Short-Term Bond Fund and Strong Government Securities Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(R)	Redemption Fees — All share classes of Strong High-Yield Bond Fund held for less than six months are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administration Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class C
Strong Corporate Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong High-Yield Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong Short-Term Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong Government Securities Fund	0.35	%(2)	0.28%	0.02%	0.28%	0.28%
Strong Short-Term High Yield Bond Fund	0.375	%(1)	0.28%	*	0.28%	*
Strong Corporate Income Fund	0.375	%(1)	0.28%	*	*	*
Strong Short-Term Income Fund	0.375	%(1)	0.28%	*	*	*

*	Does not offer share class.
(1)	The Investment Advisory fees are 0.375% for assets under $4 billion, 0.35% for the next $2 billion assets, and 0.325% for assets $6 billion and above.
(2)	The Investment Advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for Institutional Class, Advisor Class and Class C shares are paid at an annual rate of 0.015%, 0.20% and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Advisor Class and Class C shares, along with the Investor Class shares of Strong Corporate Income Fund and Strong Short-Term Income Fund. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class of the Strong Corporate Income and the Strong Short-Term Income Funds and 0.25% and 1.00% of the average daily net assets of the Advisor Class and Class C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of those shares. See Note 4.

Strong Government Securities Fund’s Class C shares have a 1.00% contingent deferred sales charge, if the shares are sold within one year of the original purchase date. For the year ended October 31, 2003, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Government Securities Fund of $1,475.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended October 31, 2003, is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at Oct. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Corporate Bond Fund	$200,087	$1,978,788	$34,900	$22,278
Strong High-Yield Bond Fund	113,892	1,058,668	6,707	16,560
Strong Short-Term Bond Fund	155,524	1,775,186	32,054	24,498
Strong Government Securities Fund	583,692	6,753,990	37,311	52,007
Strong Short-Term High Yield Bond Fund	65,510	706,290	5,371	6,706
Strong Corporate Income Fund	8,920	107,470	1,829	705
Strong Short-Term Income Fund	14,755	184,617	1,505	1,084

4.	Expenses and Expense Offsets

For the year ended October 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Corporate Bond Fund
Investor Class	$1,743,132	$1,906,215	$228,932	$—	$23,359
Institutional Class	11,702	9,266	75,977	—	13,290
Advisor Class	85,443	61,260	6,350	76,296	298
Strong High-Yield Bond Fund
Investor Class	1,288,716	1,002,519	152,245	—	8,550
Institutional Class	7,672	6,116	677	—	24
Advisor Class	67,146	48,076	3,219	59,896	90
Strong Short-Term Bond Fund
Investor Class	2,274,652	1,741,774	285,060	—	26,109
Institutional Class	12,255	9,404	34,142	—	7,107
Advisor Class	31,719	22,732	2,313	28,332	119
Strong Government Securities Fund
Investor Class	6,408,043	6,466,067	394,015	—	34,190
Institutional Class	21,684	17,093	61,963	—	10,595
Advisor Class	365,287	261,615	15,936	326,149	177
Class C	3,768	2,715	4,187	13,527	45
Strong Short-Term High Yield Bond Fund
Investor Class	674,931	610,433	64,693	—	6,237
Advisor Class	132,471	94,778	7,366	118,426	214

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

For the year ended October 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Corporate Bond Fund
Investor Class	$(11,939)	$—	$—
Institutional Class	—	—	—
Advisor Class	(10,392)	—	—
Fund Level	—	—	(15,799)
Strong High-Yield Bond Fund
Investor Class	(19,276)	—	—
Institutional Class	—	—	—
Advisor Class	(8,957)	—	—
Fund Level	—	—	(3,224)
Strong Short-Term Bond Fund
Investor Class	(23,681)	—	—
Institutional Class	—	—	—
Advisor Class	(3,156)	(5)	—
Fund Level	—	—	(5,588)
Strong Government Securities Fund
Investor Class	(3,533)	—	—
Institutional Class	—	—	—
Advisor Class	(6,418)	(1,199)	—
Class C	(705)	—	—
Fund Level	—	—	(24,834)
Strong Short-Term High Yield Bond Fund
Investor Class	(3,367)	—	—
Advisor Class	(16,008)	—	—
Fund Level	—	—	(5,359)
Strong Corporate Income Fund	(343,871)	—	(101)
Strong Short-Term Income Fund	(627,137)	—	(835)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ prospectus. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the year.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended October 31, 2003, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Corporate Bond Fund	$552,633,242	$873,434,585	$577,225,945	$1,003,158,428
Strong High-Yield Bond Fund	—	853,215,408	—	933,109,219
Strong Short-Term Bond Fund	241,343,312	593,914,574	369,749,087	625,851,703
Strong Government Securities Fund	14,407,287,064	633,775,824	14,607,598,153	632,131,488
Strong Short-Term High Yield Bond Fund	—	407,926,058	—	320,053,289
Strong Corporate Income Fund	34,185,918	41,789,901	32,684,791	15,050,883
Strong Short-Term Income Fund	127,441,981	74,800,805	115,463,860	30,954,711

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Corporate Bond Fund	$671,313,126	$32,706,915	$(5,893,278)	$26,813,637	$9	$—
Strong High-Yield Bond Fund	508,462,083	33,342,299	(44,794,570)	(11,452,271)	26,673	—
Strong Short-Term Bond Fund	827,560,699	8,879,108	(11,095,863)	(2,216,755)	19,382	—
Strong Government Securities Fund	3,019,471,728	37,387,571	(11,656,682)	25,730,889	31,359,196	10,429,723
Strong Short-Term High Yield Bond Fund	327,153,933	8,321,532	(107,685)	8,213,847	—	—
Strong Corporate Income Fund	28,554,874	523,870	(40,868)	483,002	177,465	7,648
Strong Short-Term Income Fund	55,550,005	579,511	(79,606)	499,905	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

	2003 Income Tax Information			2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Corporate Bond Fund	$37,137,558	$—	$(155,397,488)	$76,126,153	$—
Strong High-Yield Bond Fund	42,388,935	—	(408,616,796)	93,474,215	—
Strong Short-Term Bond Fund	35,458,173	—	(146,524,968)	62,975,707	—
Strong Government Securities Fund	135,454,711	8,427,203	—	103,569,175	11,958,505
Strong Short-Term High Yield Bond Fund	15,727,083	—	(77,044,878)	23,402,354	—
Strong Corporate Income Fund	967,377	—	—	—	—
Strong Short-Term Income Fund	1,585,938	—	(114,360)	—	—

For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Corporate Bond Fund 0.0%, Strong High-Yield Bond Fund 1.2%, Strong Short-Term Bond Fund 0.0%, Strong Government Securities Fund 0.0%, Strong Short-Term High Yield Bond Fund 0.0%, Strong Corporate Income Fund 0.0%, and Strong Short-Term Income Fund 0.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Strong Corporate Bond Fund 2.0%, Strong High-Yield Bond Fund 2.0%, Strong Short-Term Bond Fund 0.0%, Strong Government Securities Fund 0.0%, Strong Short-Term High Yield Bond Fund 0.0%, Strong Corporate Income Fund 0.0% and Strong Short-Term Income Fund 0.0%.

Strong Corporate Bond Fund and Strong Short-Term High Yield Bond Fund utilized $28,911,189 and $458,990, respectively, of their capital loss carryovers during the year ended October 31, 2003.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

8.	Capital Share Transactions

	Strong Corporate Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$124,857,486	$347,725,458
Proceeds from Reinvestment of Distributions	28,986,002	54,702,132
Payment for Shares Redeemed	(338,330,666)	(868,343,016)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(184,487,178)	(465,915,426)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	39,139,387	43,530,816
Proceeds from Reinvestment of Distributions	354,100	909,993
Payment for Shares Redeemed	(10,419,350)	(27,717,438)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	29,074,137	16,723,371

ADVISOR CLASS
Proceeds from Shares Sold	14,048,849	20,019,555
Proceeds from Reinvestment of Distributions	1,564,604	2,084,858
Payment for Shares Redeemed	(20,199,560)	(19,470,816)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,586,107)	2,633,597

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(159,999,148)	$(446,558,458)

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	12,180,999	34,219,198
Issued in Reinvestment of Distributions	2,855,471	5,405,139
Redeemed	(33,310,062)	(87,753,713)

Net Increase (Decrease) in Shares	(18,273,592)	(48,129,376)

INSTITUTIONAL CLASS
Sold	3,796,256	4,343,307
Issued in Reinvestment of Distributions	34,758	89,684
Redeemed	(1,029,256)	(2,837,715)

Net Increase (Decrease) in Shares	2,801,758	1,595,276

ADVISOR CLASS
Sold	1,376,333	1,983,209
Issued in Reinvestment of Distributions	154,063	207,062
Redeemed	(1,978,553)	(1,958,369)

Net Increase (Decrease) in Shares	(448,157)	231,902

	Strong High-Yield Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$136,599,399	$406,437,313
Proceeds from Reinvestment of Distributions	28,852,432	64,821,469
Proceeds from Redemption Fees	246,424	—
Payment for Shares Redeemed	(240,433,604)	(718,657,506)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(74,735,349)	(247,398,724)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	9,201,633	100,017,947
Proceeds from Reinvestment of Distributions	3,232,423	5,249,781
Proceeds from Redemption Fees	8,665	—
Payment for Shares Redeemed	(24,291,852)	(55,695,230)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,849,131)	49,572,498

ADVISOR CLASS
Proceeds from Shares Sold	16,043,884	12,453,884
Proceeds from Reinvestment of Distributions	1,810,006	1,892,984
Proceeds from Redemption Fees	995	—
Payment for Shares Redeemed	(9,301,407)	(7,703,557)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,553,478	6,643,311

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(78,031,002)	$(191,182,915)

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	19,474,192	52,359,009
Issued in Reinvestment of Distributions	4,157,006	8,702,168
Redeemed	(34,138,088)	(100,974,267)

Net Increase (Decrease) in Shares	(10,506,890)	(39,913,090)

INSTITUTIONAL CLASS
Sold	1,306,359	13,274,778
Issued in Reinvestment of Distributions	463,826	728,734
Redeemed	(3,657,014)	(8,311,638)

Net Increase (Decrease) in Shares	(1,886,829)	5,691,874

ADVISOR CLASS
Sold	2,269,737	1,661,714
Issued in Reinvestment of Distributions	259,730	258,803
Redeemed	(1,311,720)	(1,102,175)

Net Increase (Decrease) in Shares	1,217,747	818,342

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Short-Term Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$115,589,558	$283,035,191
Proceeds from Reinvestment of Distributions	27,545,994	51,757,693
Payment for Shares Redeemed	(356,731,652)	(668,141,853)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(213,596,100)	(333,348,969)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	21,781,868	31,361,582
Proceeds from Reinvestment of Distributions	1,303,133	2,331,027
Payment for Shares Redeemed	(11,298,925)	(45,743,059)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,786,076	(12,050,450)

ADVISOR CLASS
Proceeds from Shares Sold	9,295,360	7,960,965
Proceeds from Reinvestment of Distributions	408,591	500,820
Payment for Shares Redeemed	(4,877,686)	(8,082,279)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,826,265	379,506

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(196,983,759)	$(345,019,913)

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	13,067,378	31,297,568
Issued in Reinvestment of Distributions	3,115,534	5,719,231
Redeemed	(40,400,236)	(74,251,304)

Net Increase (Decrease) in Shares	(24,217,324)	(37,234,505)

INSTITUTIONAL CLASS
Sold	2,459,474	3,477,796
Issued in Reinvestment of Distributions	147,215	256,710
Redeemed	(1,278,776)	(5,023,284)

Net Increase (Decrease) in Shares	1,327,913	(1,288,778)

ADVISOR CLASS
Sold	1,049,668	883,951
Issued in Reinvestment of Distributions	46,193	55,480
Redeemed	(551,361)	(900,232)

Net Increase (Decrease) in Shares	544,500	39,199

	Strong Government Securities Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$840,315,579	$1,520,833,899
Proceeds from Reinvestment of Distributions	115,634,365	95,084,813
Payment for Shares Redeemed	(1,244,913,247)	(986,620,419)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(288,963,303)	629,298,293

INSTITUTIONAL CLASS
Proceeds from Shares Sold	60,088,685	73,794,549
Proceeds from Reinvestment of Distributions	2,781,991	2,762,596
Payment for Shares Redeemed	(42,423,053)	(50,077,419)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	20,447,623	26,479,726

ADVISOR CLASS
Proceeds from Shares Sold	110,131,565	104,127,677
Proceeds from Reinvestment of Distributions	6,674,922	2,225,964
Payment for Shares Redeemed	(99,800,426)	(14,051,405)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	17,006,061	92,302,236

CLASS C
Proceeds from Shares Sold	3,499,806	—
Proceeds from Reinvestment of Distributions	18,315	—
Payment for Shares Redeemed	(575,829)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,942,292	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(248,567,327)	$748,080,255

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Government Securities Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	75,168,372	138,341,113
Issued in Reinvestment of Distributions	10,385,307	8,699,718
Redeemed	(111,546,437)	(89,434,376)

Net Increase (Decrease) in Shares	(25,992,758)	57,606,455

INSTITUTIONAL CLASS
Sold	5,386,465	6,699,053
Issued in Reinvestment of Distributions	249,977	252,902
Redeemed	(3,818,037)	(4,509,790)

Net Increase (Decrease) in Shares	1,818,405	2,442,165

ADVISOR CLASS
Sold	9,853,084	9,369,584
Issued in Reinvestment of Distributions	599,836	203,072
Redeemed	(8,921,967)	(1,273,061)

Net Increase (Decrease) in Shares	1,530,953	8,299,595

CLASS C
Sold	314,330	—
Issued in Reinvestment of Distributions	1,641	—
Redeemed	(51,120)	—

Net Increase (Decrease) in Shares	264,851	—

	Strong Short-Term High Yield Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$253,268,556	$182,621,702
Proceeds from Reinvestment of Distributions	10,625,192	19,541,966
Payment for Shares Redeemed	(206,527,657)	(325,898,843)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	57,366,091	(123,735,175)

ADVISOR CLASS
Proceeds from Shares Sold	61,879,808	19,108,364
Proceeds from Reinvestment of Distributions	2,225,067	1,584,439
Payment for Shares Redeemed	(20,233,330)	(8,597,488)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	43,871,545	12,095,315

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$101,237,636	$(111,639,860)

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	29,706,333	20,875,557
Issued in Reinvestment of Distributions	1,250,749	2,238,812
Redeemed	(24,198,134)	(37,934,666)

Net Increase (Decrease) in Shares	6,758,948	(14,820,297)

ADVISOR CLASS
Sold	7,241,271	2,205,788
Issued in Reinvestment of Distributions	260,506	183,161
Redeemed	(2,365,609)	(1,003,849)

Net Increase (Decrease) in Shares	5,136,168	1,385,100

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Corporate Income Fund	Strong Short-Term Income Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
Proceeds from Shares Sold	$36,965,002	$89,397,436
Proceeds from Reinvestment of Distributions	833,285	1,403,474
Payment for Shares Redeemed	(9,135,112)	(36,273,940)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$28,663,175	$54,526,970

Transactions in Shares of Each Class of the Funds Were as Follows:
Sold	3,668,596	8,921,815
Issued in Reinvestment of Distributions	81,385	138,952
Redeemed	(888,227)	(3,601,939)

Net Increase (Decrease) in Shares of the Fund	2,861,754	5,458,828

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2003, is as follows:

	Balance of Shares Held Nov. 1, 2002	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2003	Value Oct. 31, 2003	Investment Income Nov. 1, 2002- Oct. 31, 2003
Strong Short-Term Bond Fund
Strong Heritage Money Fund	11,000,000	—	11,000,000	—	—	$4,722
Strong Government Securities Fund
Strong Heritage Money Fund	8,000,000	—	8,000,000	—	—	51,729

10.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation will be reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating fully with the NYAG, the SEC, and the WDFI, with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey (Newark); U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; Supreme Court of the State of New York; and Superior Court of the State of California, County of Los Angeles. The Actions do not differ materially in terms of allegations and demands for relief. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this supplement and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquiries will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Corporate Bond Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund, Strong Government Securities Fund, Strong Short-Term High Yield Bond Fund, Strong Corporate Income Fund and Strong Short-Term Income Fund (all seven collectively constituting Strong Income Funds, hereafter referred to as the “Funds”) at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 9, 2003

DIRECTORS AND OFFICERS

The following information is provided as of October 31, 2003.

Richard S. Strong (located immediately below) is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor’s parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Richard S. Strong1 (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

[1]	Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds’ Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Vice President of Strong Investor Services, Inc., since December 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Assistant Secretary of Strong Investor Services, Inc., since June 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President and Secretary of Strong Investor Services, Inc., since December 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit, call

1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call

1-800-368-3863

To receive a free copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, call

1-800-368-3863, or visit the Securities and Exchange Commission’s website at www.sec.gov

If you are a Financial Professional, call

1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT38500 12-03

ANC/WH2910 10-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

Not applicable to this Registrant, insofar as the Registrant has a fiscal year-end of October 31, 2003.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Short-Term Bond Fund, Inc., on behalf of the Strong Short-Term Bond Fund

By:	/s/ Christopher O. Petersen
Christopher O. Petersen, Vice President and Assistant Secretary

Date: December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 30, 2003

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: December 30, 2003